                                                                  Exhibit 10.99

                                                          EXECUTION COUNTERPART

          ************************************************************

                          UNITED STATIONERS SUPPLY CO.

                                       and

                             UNITED STATIONERS INC.

                         ------------------------------

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of June 29, 2000

                         ------------------------------

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                             CHASE SECURITIES INC.,
                   as Advisor, Lead Arranger and Book Manager

          ************************************************************

                                TABLE OF CONTENTS

            This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                           Page
                                                                           ----

Section 1.  Definitions and Accounting Matters...............................1
      1.01  Certain Defined Terms............................................1
      1.02  Accounting Terms and Determinations.............................25
      1.03  Classes and Types of Loans......................................25

Section 2.  Commitments, Loans and Prepayments..............................26
      2.01  Loans...........................................................26
      2.02  Borrowings......................................................27
      2.03  Letters of Credit...............................................28
      2.04  Changes of Commitments..........................................33
      2.05  Commitment Fee..................................................33
      2.06  Lending Offices.................................................34
      2.07  Several Obligations; Remedies Independent.......................34
      2.08  Evidence of Debt; Registered Loans..............................35
      2.09  Optional Prepayments and Conversions or Continuations of Loan...35
      2.10  Mandatory Prepayments and Reductions of Commitments.............36

Section 3.  Payments of Principal and Interest..............................39
      3.01  Repayment of Loans..............................................39
      3.02  Interest........................................................39

Section 4.  Payments; Pro Rata Treatment; Computations; Etc.................40
      4.01  Payments........................................................40
      4.02  Pro Rata Treatment..............................................41
      4.03  Computations....................................................41
      4.04  Minimum Amounts.................................................41
      4.05  Certain Notices.................................................42
      4.06  Non-Receipt of Funds by the Administrative Agent................43
      4.07  Sharing of Payments, Etc........................................44

Section 5.  Yield Protection, Etc...........................................45
      5.01  Additional Costs................................................45
      5.02  Limitation on Types of Loans....................................47
      5.03  Illegality......................................................47
      5.04  Treatment of Affected Loans.....................................48
      5.05  Compensation....................................................48

      5.06  Additional Costs in Respect of Letters of Credit................49
      5.07  U.S. Taxes......................................................49
      5.08  Replacement of Lenders..........................................51

Section 6.  Guarantee.......................................................52
      6.01  The Guarantee...................................................52
      6.02  Obligations Unconditional.......................................52
      6.03  Reinstatement...................................................53
      6.04  Subrogation.....................................................53
      6.05  Remedies........................................................53
      6.06  Continuing Guarantee............................................53

Section 7.  Conditions Precedent............................................54
      7.01  Effectiveness...................................................54
      7.02  Initial and Subsequent Extensions of Credit.....................56

Section 8.  Representations and Warranties..................................56
      8.01  Corporate Existence.............................................56
      8.02  Financial Condition.............................................57
      8.03  Litigation......................................................57
      8.04  No Breach.......................................................57
      8.05  Action..........................................................57
      8.06  Approvals.......................................................58
      8.07  Use of Credit...................................................58
      8.08  ERISA...........................................................58
      8.09  Taxes...........................................................58
      8.10  Investment Company Act..........................................59
      8.11  Public Utility Holding Company Act..............................59
      8.12  Material Agreements and Liens...................................59
      8.13  Environmental Matters...........................................59
      8.14  Capitalization..................................................61
      8.15  Subsidiaries, Etc...............................................61
      8.16  Title to Assets.................................................61
      8.17  True and Complete Disclosure....................................61
      8.18  Real Property...................................................62
      8.19  Security Documents..............................................62

Section 9.  Covenants of the Obligors.......................................62
      9.01  Financial Statements, Etc.......................................62
      9.02  Litigation......................................................65
      9.03  Existence, Etc..................................................66
      9.04  Insurance.......................................................66
      9.05  Prohibition of Fundamental Changes..............................67
      9.06  Limitation on Liens.............................................69


                                      (ii)

      9.07  Indebtedness....................................................71
      9.08  Investments.....................................................72
      9.09  Restricted Payments.............................................73
      9.10  Net Worth.......................................................73
      9.11  Leverage Ratio..................................................74
      9.12  Fixed Charges Ratio.............................................74
      9.13  Interest Coverage Ratio.........................................74
      9.14  Subordinated Indebtedness.......................................74
      9.15  Lines of Business...............................................74
      9.16  Transactions with Affiliates....................................75
      9.17  Use of Proceeds.................................................75
      9.18  Modifications of Certain Documents..............................75
      9.19  Ownership of the Company........................................75
      9.20  Taxes...........................................................76
      9.21  Subsidiary Guarantors; Additional Mortgaged Property............76
      9.22  Termination of ERISA Plans......................................77
      9.23  Limitations on Restrictions.....................................77
      9.24  Release of Security Interests...................................77

Section 10. Events of Default...............................................77

Section 11. The Administrative Agent........................................80
      11.01 Appointment, Powers and Immunities..............................80
      11.02 Reliance by Agent...............................................81
      11.03 Defaults........................................................81
      11.04 Rights as a Lender..............................................82
      11.05 Indemnification.................................................82
      11.06 Non-Reliance on Agent and Other Lenders.........................82
      11.07 Failure to Act..................................................83
      11.08 Resignation or Removal of Administrative Agent..................83
      11.09 Consents under Other Credit Documents...........................83
      11.10 Collateral Sub-Agents...........................................84

Section 12. Miscellaneous...................................................84
      12.01 Waiver..........................................................84
      12.02 Notices.........................................................84
      12.03 Expenses, Etc...................................................84
      12.04 Amendments, Etc.................................................86
      12.05 Successors and Assigns..........................................86
      12.06 Assignments and Participations..................................86
      12.07 Survival........................................................89
      12.08 Captions........................................................89
      12.09 Counterparts....................................................89
      12.10 Governing Law; Submission to Jurisdiction.......................89


                                      (iii)

      12.11 Waiver of Jury Trial............................................90
      12.12 Treatment of Certain Information; Confidentiality...............90

ANNEX  1        - Lenders and Commitments

SCHEDULE I      - Indebtedness and Liens
SCHEDULE II     - Environmental Matters
SCHEDULE III    - Subsidiaries and Investments
SCHEDULE IV     - Real Property
SCHEDULE V      - Litigation
SCHEDULE VI     - Taxes

EXHIBIT A       - Form of Security Agreement
EXHIBIT B       - Form of Subsidiary Guarantee and Security Agreement
EXHIBIT C       - Form of Pledge Agreement
EXHIBIT D       - Form of Mortgage
EXHIBIT E-1     - Form of Opinion of General Counsel of the Guarantor
EXHIBIT E-2     - Form of Opinion of Weil, Gotshal & Manges LLP,
                    special counsel to the Credit Parties
EXHIBIT F       - Form of Opinion of Special New York Counsel to Chase
EXHIBIT G       - Form of Assignment and Acceptance
EXHIBIT H       - Form of Guarantee Assumption Agreement


                                      (iv)

            THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 29, 2000 (as amended, restated, modified or supplemented from time to time, this "Agreement") among: UNITED STATIONERS SUPPLY CO., a corporation duly organized and validly existing under the laws of the State of Illinois (together with its successors and assigns, the "Company"); UNITED STATIONERS INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and assigns, the "Guarantor" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto (together with its successors and assigns in such capacity, a "Lender" and, collectively with the Swingline Lender referred to below, the "Lenders"); and THE CHASE MANHATTAN BANK, as Swingline Lender hereunder (in such capacity, together with its successors and assigns in such capacity, the "Swingline Lender") and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            WHEREAS, the Company, the Guarantor, the Administrative Agent, and certain of the Lenders are parties to the Second Amended and Restated Credit Agreement dated as of April 3, 1998 (as heretofore amended and supplemented and in effect immediately prior to the effectiveness of this Agreement, the "Existing Credit Agreement");

            WHEREAS, the parties hereto wish to amend the Existing Credit Agreement in certain respects to make certain modifications thereto (including to provide for the making of additional terms loans hereunder for the purposes specified herein), and to restate the Existing Credit Agreement in its entirety as so amended, it being the intention of the parties hereto that the loans outstanding under the Existing Credit Agreement on the Effective Date (as defined below) shall continue and remain outstanding hereunder and not be repaid on the Effective Date;

            NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions and Accounting Matters.

            1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

            "Accountants" shall have the meaning assigned to such term in
Section 9.01(b) hereof.

            "Administrative Agent" shall have the meaning assigned to such term in the first paragraph hereof.

            "Administrative Questionnaire" shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "Affiliate" shall mean, in respect of any Person (the "Relevant Person"), any other Person that directly or indirectly controls, or is under common control with, or is controlled by,


                                Credit Agreement
the Relevant Person and, if such other Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate of any Relevant Person solely by reason of his or her being a director, officer or employee of such Relevant Person or any of its Subsidiaries, (b) none of the Subsidiaries of the Guarantor shall be Affiliates of the Guarantor or of any other Subsidiary of the Guarantor, (c) the Guarantor shall not be an Affiliate of any of its Subsidiaries and (d) neither the Administrative Agent nor any Lender shall be an Affiliate of the Guarantor or of any Subsidiary of the Guarantor.

            "Agreement" shall have the meaning assigned to such term in the first paragraph hereof.

            "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the lending office designated by such Lender as such on its Administrative Questionnaire or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company for such purpose.

            "Applicable Margin" shall mean, for any day, with respect to any Base Rate Loan (including any Swingline Loan) or Eurodollar Loan, as the case may be, of any Class the applicable rate per annum set forth below under the caption "Base Rate Spread" or "Eurodollar Spread" with respect to such Class, respectively, based upon the Leverage Ratio as of the most recent determination date; provided that until the third Business Day after delivery of the Guarantor's unaudited consolidated financial statements for the fiscal quarter ending June 30, 2000 pursuant to Section 9.01(a) hereof, the "Applicable Margin" shall be the applicable rate per annum set forth below in Category 5:


                                Credit Agreement

===============================================================================
                        Base Rate      Eurodollar
                        Spread for     Spread for     Base Rate
   Leverage Ratio:      Revolving       Revolving    Spread for   Eurodollar
   ---------------     Credit Loans   Credit Loans     Tranche    Spread for
                      and Tranche A   and Tranche A   A-1 Term    Tranche A-1
                        Term Loans     Term Loans       Loans     Term Loans
-------------------------------------------------------------------------------
     Category 1
     ----------

Greater than 4.50 to 1     1.0%           2.25%         1.25%        2.50%
-------------------------------------------------------------------------------
     Category 2
     ----------

 Less than or equal       0.75%           2.00%         1.00%        2.25%
  to 4.50 to 1 but
greater than 4.00 to 1
-------------------------------------------------------------------------------
     Category 3
     ----------

 Less than or equal       0.50%           1.75%          .75%         2.00%
  to 4.00 to 1 but
greater than 3.50 to 1
-------------------------------------------------------------------------------
     Category 4
     ----------

 Less than or equal       0.25%           1.50%          .50%         1.75.%
  to 3.50 to 1 but
greater than 3.00 to 1
-------------------------------------------------------------------------------
     Category 5
     ----------

 Less than or equal       0.00%           1.25%          .25%         1.50%
    to 3.00 to 1
===============================================================================

For purposes of the foregoing (but subject to the proviso above), (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Guarantor's fiscal year based upon the Guarantor's consolidated financial statements delivered pursuant to Section 9.01(a) or (b) hereof and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that (x) notwithstanding the foregoing, for purposes of calculating the Applicable Margin at any time prior to the delivery of the compliance certificate required under the last paragraph of Section 9.01 hereof for the fiscal quarter of the Guarantor ending June 30, 2000, the Applicable Margin shall be deemed to be in Category 5 and (y) the Leverage Ratio shall be deemed to be in Category 1 above
(i) at any time that an Event of Default has occurred and is continuing or (ii) if the Guarantor fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 9.01(a) or (b) hereof and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.


                                Credit Agreement

            "Assignment and Acceptance" shall mean an Assignment and Acceptance entered into by a Lender and an assignee (with the consent of any Person whose consent is required by Section 12.06(b) hereof), and accepted by the Administrative Agent, in the form of Exhibit G hereto or any other form approved by the Administrative Agent.

            "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.

            "Base Rate" shall mean, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

            "Base Rate Loans" shall mean Loans (other than Swingline Loans) that bear interest at rates based upon the Base Rate.

            "Business Day" shall mean any day (a) on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Capital Expenditures" shall mean, without duplication, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by the Guarantor or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

            "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board); and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

            "Cash Flow" shall mean, for any period, for the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), EBITDA for such period minus Capital Expenditures made during such period (provided that Capital Lease Obligations shall be deducted only to the extent of payments actually made during such period).

            "Casualty Event" shall mean, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.


                                Credit Agreement

            "Change of Control" shall mean (i) the Guarantor shall cease to own and control, of record and beneficially, 100% of each class of outstanding capital stock of the Company; (ii) any "person" or "group" (within the meaning of Section 13(d) and 14(d) of the Exchange Act) other than one or more of the Permitted Holders, shall become the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Guarantor; (iii) individuals who on the Effective Date constituted the board of directors of the Guarantor or the Company (together with any new directors whose election to such board of directors or whose nomination for election by the shareholders of the Guarantor or the Company (as the case may be), was either approved by a vote of 66-2/3% of the directors then in office who were either directors on such date or whose election or nomination for election was previously so approved) shall cease for any reason to have a majority of the total voting power of such board of directors then in office; or (iv) any Person or group other than the Permitted Holders shall acquire directly or indirectly the power to direct or cause the direction of the management or policies of the Guarantor, whether through the ability to exercise voting power, by contract or otherwise. The term "Permitted Holders" shall mean Randall W. Larrimore, Frederick B. Hegi, Jr., Stephen Schwarz or Wingate Partners, L.P., a Delaware limited partnership, and Affiliates thereof.

            "Chase" shall mean The Chase Manhattan Bank.

            "Class" shall have the meaning assigned to such term in Section 1.03 hereof.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral Account" shall have the meaning assigned to such term in
Section 4.01 of the Security Agreement.

            "Commission" shall mean the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.

            "Commitments" shall mean the Revolving Credit Commitments and the Term Loan Commitments.

            "Company" shall have the meaning assigned to such term in the first paragraph hereof.

            "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.09 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

            "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.09 hereof of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.


                                Credit Agreement

            "Credit Documents" shall mean, collectively, this Agreement, the promissory notes (if any) delivered pursuant to Section 2.08(d) hereof, the Letter of Credit Documents and the Security Documents.

            "Credit Party" shall mean each of the Company, the Guarantor and the Subsidiary Guarantors.

            "Debt Issuance" shall mean any issuance or incurrence by the Guarantor or any of its Subsidiaries after the Effective Date of Indebtedness under Section 9.07(g) hereof.

            "Debt to Cash Flow Ratio" shall mean, as at any date, the ratio of
(a) the aggregate Indebtedness of the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) as of such date to (b) Cash Flow for the Reporting Period as of such date; provided that Indebtedness (as used in this definition of "Debt to Cash Flow Ratio") shall not include any undrawn amount under any letter of credit issued for the account of the Company or its Subsidiaries but shall include the funded portion of the Receivables Financing; and provided, further, that upon the consummation of any Permitted Acquisition (if the Person, line of business or division so acquired has audited financial statements with respect to the applicable Reporting Period or, if such audited financial statements are not available for the entire Reporting Period, the Guarantor has delivered to the Administrative Agent an income statement and cash flow statement for such Person, line of business or division for such Reporting Period (which may be based in part on any audited financial statements available for part of such Reporting Period) accompanied by a certificate of a senior financial officer of the Guarantor stating that such officer has reviewed the historical performance of such Person, line of business or division and believes that such statements fairly represent in all material respects the historical performance of such entity), the calculation of the Debt to Cash Flow Ratio (both with respect to Cash Flow and Indebtedness) shall be calculated as if such Permitted Acquisition had occurred, and any Indebtedness incurred in connection therewith had been incurred, on the first day of the Reporting Period during which such Permitted Acquisition shall have been consummated.

            "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

            "Disposition" shall mean any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Company or any of its Subsidiaries to any other Person excluding (i) any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business and on ordinary business terms, (ii) the licensing of general intangibles in the ordinary course of business, (iii) the sale of overdue receivables in the ordinary course of business, (iv) the sale of worn-out or obsolete equipment in the ordinary course of business and (v) any Disposition of Property in connection with any Casualty Event.

            "Dollars" and "$" shall mean lawful money of the United States of America.


                                Credit Agreement

            "Domestic Subsidiary" shall mean any Subsidiary of the Guarantor that is organized or created under the laws of the United States of America, any State thereof or the District of Columbia.

            "EBITDA" shall mean, for any period, the sum, for the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net income for such period plus (b) Interest Expense for such period, together with any original issue discount to the extent deducted in calculating net income plus (c) income taxes for such period, plus (d) losses attributable to equity in Affiliates for such period plus (e) depreciation and amortization (to the extent deducted in computing net income) for such period minus (f) extraordinary or nonrecurring, non-cash items of income or gain for such period plus (g) any extraordinary or nonrecurring, non-cash items of expense or loss for such period minus (h) gains attributable to equity in Affiliates for such period plus (i) all non-cash charges related to employee compensation to the extent deducted in calculating net profits.

            "Effective Date" shall mean the date on which the conditions to the effectiveness of this Agreement set forth in Section 7.01 hereof shall have been satisfied or waived.

            "Environmental Claim" shall mean, with respect to any Person, any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment from Hazardous Materials.

            "Environmental Laws" shall mean any and all applicable Federal, state, local and foreign laws, rules or regulations, and applicable and legally binding orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

            "Equity Issuance" shall mean (a) any issuance or sale by the Guarantor or any of its Subsidiaries after the Effective Date of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Guarantor or any of its Subsidiaries or (b) the receipt by the Guarantor or any of its Subsidiaries after the Effective Date


                                Credit Agreement
of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (1) any such issuance or sale by any Subsidiary of the Guarantor to the Guarantor or any Wholly-Owned Subsidiary of the Guarantor, (2) any capital contribution by the Guarantor or any Wholly-Owned Subsidiary of the Guarantor to any Subsidiary of the Guarantor, (3) any cancellation of the Guarantor Note after the Effective Date or (4) any warrants or options issued to directors, officers or employees of the Guarantor or any of its Subsidiaries pursuant to employee benefit plans, incentive plans or similar plans or programs established in the ordinary course of business and any capital stock of the Guarantor issued upon the exercise of such warrants or options or withheld by the Guarantor or the Company to satisfy its Federal or state withholding tax obligations in connection with the exercise of such warrants or options by any of its directors, officers or employees.

            "Equity Rights" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which either Obligor is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which either Obligor is a member.

            "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor, the rate per annum appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on the date two Business Days prior to the first day of such Interest Period as the rate for Dollar deposits having a term comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the Eurodollar Base Rate for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "Eurodollar Loans" shall mean Loans that bear interest at rates based upon the Eurodollar Base Rate.


                                Credit Agreement

            "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

            "Event of Default" shall have the meaning assigned to such term in
Section 10 hereof.

            "Excess Cash Flow" shall mean, for any period, (a) Cash Flow for such period minus (b) the aggregate amount of Fixed Charges for such period.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "Existing Credit Agreement" shall have the meaning assigned to such term in the recitals of this Agreement.

            "Existing Lender" shall mean each lender party to the Existing Credit Agreement.

            "Existing Revolving Credit Loan" shall have the meaning assigned to such term in Section 2.01(a) hereof.

            "Existing Senior Subordinated Notes" shall mean the Company's 8-3/8% Senior Subordinated Notes due April 15, 2008 in an original aggregate principal amount of $100,000,000.

            "Existing Tranche A Term Loan" shall have the meaning assigned to such term in Section 2.01(b) hereof.

            "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Administrative Agent.

            "Fixed Charges" shall mean, for any Reporting Period, the sum, for the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all payments of principal of Indebtedness scheduled to be made during such Reporting Period plus
(b) all Interest Expense for such Reporting Period plus (c) income taxes paid in cash during such Reporting Period plus (d) all dividends paid in cash by the Guarantor during such Reporting Period.


                                Credit Agreement

            "Fixed Charges Ratio" shall mean, as at any date, the ratio of (a) Cash Flow for the Reporting Period as of such date to (b) Fixed Charges for such Reporting Period

            "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those that, in accordance with the last sentence of
Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement in accordance with the requirements of the Commission and the Emerging Issues Task Force established by the Financial Accounting Standards Board.

            "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

            "Guarantee Assumption Agreement" shall mean a Guarantee Assumption Agreement substantially in the form of Exhibit H hereto by an entity that, pursuant to Section 9.21(a) hereof is required to become a "Subsidiary Guarantor" hereunder in favor of the Administrative Agent.

            "Guarantor" shall have the meaning assigned to such term in the first paragraph hereof.

            "Guarantor Note" shall mean the promissory note executed by Associated Holdings, Inc. (and subsequently assumed by the Guarantor upon the merger of Associated Holdings, Inc. into the Guarantor) and delivered to the Company to evidence the loan made by Associated Stationers, Inc. (which was subsequently merged into the Company) to Associated Holdings, Inc.

            "Guaranteed Obligations" shall have the meaning assigned to such term in Section 6.01 hereof.

            "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, explosives, radioactive materials, asbestos that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls in excess of 50 parts per million ("PCB's"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical


                                Credit Agreement
or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

            "Hedging Agreement" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "Indebtedness" shall mean, for any Person (without duplication): (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person and (g) any Redeemable Capital Stock issued by the Guarantor or any of its Subsidiaries after the Effective Date. The amount of any Indebtedness of any Person described in clause (c) above that is non-recourse to such Person shall, for purposes of this Agreement, be deemed to be equal to the lesser of
(i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property or asset encumbered, as determined by such Person in good faith. The amount of any Indebtedness of any Person described in clause (f) above shall, for purposes of this Agreement, be deemed to be the aggregate amount of Indebtedness Guaranteed by such Person (if a fixed amount) or the maximum reasonably anticipated liability arising as a result of such Guarantee (if not a fixed amount), determined by such Person in good faith. Notwithstanding anything herein to the contrary, the funded portion of the sale of any Receivables in connection with the Receivables Financing, together with any obligation of the seller thereof to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, shall be treated as "Indebtedness" for purposes of the Agreement.

            "Information Memorandum" shall mean the Confidential Information Memorandum dated June 2000 with respect to the credit facilities provided for in this Agreement.

            "Interest Coverage Ratio" shall mean, as at any date, the ratio of
(a) EBITDA for the Reporting Period as of such date to (b) Interest Expense for such Reporting Period.

            "Interest Expense" shall mean, for any period, the sum, for the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all cash interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capital Lease Obligations) accrued during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under Hedging Agreements during such period (whether or not


                                Credit Agreement
actually paid or received during such period) plus (c) all imputed interest, whether in the form of "yield", "discount" or similar item, that accrues during such period in respect of the funded portion of the Receivables Financing.

            "Interest Period" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) no Interest Period for any Revolving Credit Loan may end after the Revolving Credit Commitment Termination Date; (ii) no Interest Period for any Term Loan of any Class may commence before and end after any Principal Payment Date for the Loans of such Class unless, after giving effect thereto, the aggregate principal amount of the Term Loans of such Class having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans of such Class scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (iii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) notwithstanding clauses (i) and (ii) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

            "Inventory" shall mean office products, office furniture, computer accessories, catalogues, janitorial or sanitary maintenance and other readily marketable goods (including specialty products) of a type sold by the Company or a Subsidiary in the ordinary course of business.

            "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) the entering into of any Hedging Agreement; (d) the making of any payment, on behalf of any other Person, with respect to any obligation of such other Person or (e) the making of any capital contribution to any other Person.

            "Issuing Bank" shall mean Chase, as the issuer of Letters of Credit under Section 2.03 hereof, together with its successors and assigns in such capacity.

            "Lender" shall have the meaning assigned to such term in the first paragraph hereof.


                                Credit Agreement

            "Lender Affiliate" shall mean (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            "Letter of Credit" shall have the meaning assigned to such term in
Section 2.03 hereof.

            "Letter of Credit Documents" shall mean, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

            "Letter of Credit Fee Rate" shall mean a rate per annum equal to 2.00%; provided that (i) the Letter of Credit Fee Rate for any period from and including the date on which the Company shall have delivered to the Administrative Agent a certificate pursuant to the last paragraph of Section
9.01 hereof, demonstrating in reasonable detail (based upon financial statements for the fiscal period of the Guarantor most recently ended that have been delivered to the Lenders pursuant to Section 9.01(a) or (b) hereof or, prior to the delivery of financial statements pursuant to said Section, the financial statements of the Guarantor referred to in Section 8.02 hereof) that the Leverage Ratio, as of the end of the respective quarterly fiscal period or fiscal year, is within one of the ranges set forth below to but excluding the date of delivery of the next such certificate, shall equal the percentage set forth below:

                Leverage Ratio                        Rate
                --------------                        ----

            Greater than 4.50 to 1                    2.25%

            Less than or equal to 4.50 to 1
            but greater than 4.00 to 1                2.00%

            Less than or equal to 4.00 to 1
            but greater than 3.50 to 1                1.75%

            Less than or equal to 3.50 to 1
            but greater than 3.00 to 1                1.50%

            Less than or equal to 3.00 to 1           1.25%;

provided further that (i) notwithstanding the foregoing, for purposes of calculating the Letter of Credit Fee Rate at any time prior to the delivery of the compliance certificate required under the


                                Credit Agreement
last paragraph of Section 9.01 hereof for the fiscal quarter of the Guarantor ending June 30, 2000, the Letter of Credit Fee Rate shall be 1.25% per annum,
(ii) the Letter of Credit Fee Rate, during any period when an Event of Default or Default in delivery of the certificate pursuant to the last paragraph of
Section 9.01 hereof shall have occurred and be continuing, shall be 2.00% per annum; and (iii) the Letter of Credit Fee Rate for any Letter of Credit arising out of the purchase of goods and requiring the presentation of a bill of lading or other transportation document of title shall be the rate per annum set forth above minus 1.00%, provided that the Letter of Credit Fee Rate with respect to any such Letter of Credit shall at no time be less than 0.25% per annum.

            "Letter of Credit Interest" shall mean, for each Revolving Credit Lender, such Lender's participation interest (or, in the case of the Issuing Bank, the Issuing Bank's retained interest) in the Issuing Bank's liability under Letters of Credit and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

            "Letter of Credit Liability" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Company at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Revolving Credit Lender (other than the Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.03 hereof, and the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Revolving Credit Lenders other than the Issuing Bank of their participation interests under said Section 2.03.

            "Leverage Ratio" shall mean, as at any date, the ratio of (a) the aggregate Indebtedness of the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) as of such date to (b) EBITDA for the Reporting Period as of such date; provided that Indebtedness (as used in this definition of "Leverage Ratio") shall not include any undrawn amount under any letter of credit issued for the account of the Company or its Subsidiaries but shall include the funded portion of the Receivables Financing; and provided, further, that upon the consummation of any Permitted Acquisition of a Person (if the Person, line of business or division so acquired has audited financial statements with respect to the applicable Reporting Period or, if such audited financial statements are not available for the entire Reporting Period, the Guarantor has delivered to the Administrative Agent an income statement and cash flow statement for such Person, line of business or division for such Reporting Period (which may be based in part on any audited financial statements available for part of such Reporting Period) accompanied by a certificate of a senior financial officer of the Guarantor stating that such officer has reviewed the historical performance of such Person, line of business or division and believes that such statements fairly represent in all material respects the historical performance of such entity), the calculation of the Leverage Ratio (both with respect to EBITDA and Indebtedness) shall be calculated as if such Permitted Acquisition had occurred, and any Indebtedness incurred in connection therewith had been incurred, on the first day of the Reporting Period for the date of such Permitted Acquisition.


                                Credit Agreement

            "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Credit Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than a lease evidencing an Operating Lease Obligation) relating to such Property.

            "Loans" shall mean the Revolving Credit Loans, the Tranche A Term Loans, the Tranche A-1 Term Loans and the Swingline Loans.

            "Majority Lenders" shall mean Lenders holding at least 51% of the sum of (a) the aggregate unused Commitments, (b) the aggregate unpaid principal amount of the Loans (other than the Swingline Loans) and (c) the aggregate amount of all Letter of Credit Liabilities.

            "Majority Revolving Credit Lenders" shall mean Revolving Credit Lenders holding at least 51% of the aggregate amount of the Revolving Credit Commitments or, if the Revolving Credit Commitments shall have terminated, Lenders holding at least 51% of the sum of (a) the aggregate unpaid principal amount of the Revolving Credit Loans plus (b) the aggregate amount of all Letter of Credit Liabilities.

            "Majority Term Loan Lenders" shall mean Majority Tranche A Term Loan Lenders and Majority Tranche A-1 Term Loan Lenders.

            "Majority Tranche A Term Loan Lenders" shall mean Tranche A Term Loan Lenders holding at least 51% of the aggregate outstanding principal amount of the Tranche A Term Loans or, if the Tranche A Term Loans shall not have been made, at least 51% of the Tranche A Term Loan Commitments.

            "Majority Tranche A-1 Term Loan Lenders" shall mean Tranche A-1 Term Loan Lenders holding at least 51% of the aggregate outstanding principal amount of the Tranche A-1 Term Loans or, if the Tranche A-1 Term Loans shall not have been made, at least 51% of the Tranche A-1 Term Loan Commitments.

            "Margin Stock" shall mean "margin stock" within the meaning of Regulations U and X.

            "Material Adverse Effect" shall mean a material adverse effect on
(a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Guarantor and its Subsidiaries taken as a whole or the Company and its Subsidiaries taken as a whole, (b) the ability of any Credit Party to perform its obligations under any of the Credit Documents to which it is a party, (c) the validity or enforceability of any of the Credit Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Credit Documents or (e) the timely payment of the principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable in connection therewith.

            "Mortgages" shall mean, collectively, one or more instruments of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing or Deed of Trust, Assignment of


                                Credit Agreement

Rents, Security Agreement and Fixture Filing executed by the Company in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders (or, in the case of a Deed of Trust, to the Deed of Trust trustee in favor of the Administrative Agent for the benefit of the Lenders), substantially in the form of Exhibit D hereto (conformed to local lending practices in the jurisdiction in which the relevant real Property is located including, without limitation, additional remedies available to lenders in such jurisdiction and, if applicable, conformed to the extent necessary to secure a tenant's interest in a ground lease) and covering the respective owned and leasehold real Properties required to be subject to a Mortgage pursuant to this Agreement, as said instruments of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing and Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing shall be modified, amended, extended and supplemented and in effect from time to time.

            "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Guarantor or the Company or any ERISA Affiliate and that is covered by Title IV of ERISA.

            "Net Available Proceeds" shall mean:

            (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition;

            (ii) in the case of any Equity Issuance, the aggregate amount of all cash received by the Guarantor and its Subsidiaries in respect of such Equity Issuance net of reasonable expenses incurred in connection therewith (including, without limitation, any underwriting, brokerage or other customary selling commissions, all due diligence costs or expenses paid for, or reimbursed by the Guarantor or any of its Subsidiaries, attorneys fees and expenses paid for or reimbursed by the Guarantor or any of its Subsidiaries and other direct costs associated therewith);

            (iii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Company and its Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by the Company and its Subsidiaries in connection therewith (including, without limitation, any legal, accounting, appraisal or expert fees or expenses paid for by the Company or its Subsidiaries and other direct costs associated therewith), (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such Property, (C) any income and transfer taxes payable by the Company or any of its Subsidiaries in respect of such Casualty Event and
      (D) other payments contractually required to be paid to lessors, sublessors, lessees and sublessees and other holders (other than Affiliates) of interests in the Property subject to such Casualty Event; and

            (iv) in the case of any Debt Issuance, the aggregate amount of all cash received by the Guarantor and its Subsidiaries in respect of such Debt Issuance net of reasonable expenses incurred in connection therewith (including, without limitation, any underwriting, brokerage or other customary selling commissions, all due diligence costs or expenses paid for, or reimbursed by the Guarantor or any of its Subsidiaries, attorneys


                                Credit Agreement
      fees and expenses paid for or reimbursed by the Guarantor or any of its Subsidiaries and other direct costs associated therewith).

            "Net Cash Payments" shall mean, with respect to any Disposition, the aggregate amount of all cash payments (including any cash payments with respect to non-cash consideration as received and any purchase price adjustments with respect to such Disposition received by the Guarantor or its Subsidiaries in connection therewith) received by the Guarantor and its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Guarantor and its Subsidiaries in connection with such Disposition, (ii) any Federal, state and local income or other taxes estimated to be payable by the Guarantor and its Subsidiaries as a result of such Disposition (but only to the extent that such estimated taxes (other than income taxes) are in fact paid to the relevant Federal, state or local governmental authority within three months of the date of such Disposition), (iii) brokerage or other customary selling commissions,
(iv) expenses incurred in preparing such asset for sale and (v) purchase price adjustments with respect to any Disposition payable by the Guarantor or any of its Subsidiaries in connection therewith and (b) Net Cash Payments shall be net of any repayments by the Guarantor or any of its Subsidiaries of Indebtedness (other than Indebtedness to the Lenders hereunder) to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property.

            "Net Income" shall mean, for any period, the consolidated net income of the Guarantor and its Subsidiaries determined in accordance with GAAP.

            "Net Worth" shall mean, as at any date, the consolidated net worth of the Guarantor and its Subsidiaries (determined in accordance with GAAP) minus any write-up in the book value of assets resulting from a revaluation thereof.

            "1998 Indenture" shall mean the Indenture dated as of April 15, 1998, among the Company, the Guarantor and The Bank of New York, as Trustee.

            "Obligors" shall have the meaning assigned to such term in the first paragraph hereof.

            "Operating Lease Obligations" shall mean , for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property other than a Capital Lease Obligation.

            "Part A Property" shall mean any of the Property described in Part A of Schedule IV hereto under the heading "Dispositions".

            "Part B Property" shall mean any of the Property described in Part B of Schedule IV hereto under the heading "Dispositions".


                                Credit Agreement

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted Acquisition" shall mean any acquisition after the Effective Date by either Obligor of a Person, line of business or division engaged in the same or substantially similar line of business as the Company and its Subsidiaries is engaged in on the date hereof, the purchase price of which acquisition, together with the purchase price of all other Permitted Acquisitions, does not exceed $125,000,000; provided that no such acquisition effected pursuant to a tender offer under Section 14(d) of the Exchange Act shall qualify as a Permitted Acquisition unless such tender offer has been authorized by the board of directors of the Person to be acquired.

            "Permitted Investments" shall mean: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

            "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

            "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

            "Pledge Agreement" shall mean the Second Amended and Restated Pledge Agreement, substantially in the form of Exhibit C hereto, between the Guarantor and the Administrative Agent, as the same shall be amended, restated, modified and supplemented and in effect from time to time.

            "Post-Default Rate" shall mean, in respect of any principal of any Loan, any Reimbursement Obligation or any other amount under this Agreement or any other Credit Document that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to (a) in the case of any principal of any Loan or any interest thereon, 2% plus the Applicable Margin with respect to such Loan plus the Base Rate as in effect from time to time or
(b) in the case of any other such amount, 4.00% plus the Base Rate as in effect from time to time (provided that, if the amount so in default is principal of a Eurodollar Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the


                                Credit Agreement
period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition).

            "Prime Rate" shall mean the rate of interest from time to time announced by Chase at the Principal Office as its prime commercial lending rate.

            "Principal Office" shall mean the principal office of Chase, located on the date hereof at 270 Park Avenue, New York, New York 10017.

            "Principal Payment Date" shall mean each Quarterly Date on which a principal payment in respect of the Term Loans is required to be made pursuant to Section 3.01 hereof.

            "Pro Forma Effect" shall mean, for any event, to calculate the operating results for the Reporting Period in respect of the date of such event as if such event had occurred on the first day of such Reporting Period after giving effect to any changes in the capital structure or Indebtedness (and otherwise based upon the actual operating results for such Reporting Period).

            "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Quarterly Dates" shall mean March 31, June 30, September 30 and December 31 of each year, beginning with the first such date occurring after the Effective Date; provided that, if any such date is not a Business Day, the relevant Quarterly Date shall be the next succeeding Business Day.

            "Receivables" shall mean, as at any date, the unpaid portion of the obligation, as stated on the respective billing statement, of a customer of the Company or any Subsidiary Guarantor in respect of Inventory sold and shipped by (or services performed by) the Company or any Subsidiary Guarantor, as the case may be, to such customer.

            "Receivables and Related Assets" shall mean Receivables and any instruments, documents, chattel paper, obligations, general intangibles and other similar assets, in each case, relating to such Receivables.

            "Receivables Company" shall mean USS Receivables Company, Ltd., a Wholly-Owned Subsidiary of the Company organized as a limited liability company under the laws of the Cayman Islands or any other Wholly-Owned Subsidiary of the Company established for the limited purpose of acquiring and financing Receivables and Related Assets pursuant to the Receivables Financing.

            "Receivables Financing" shall mean the sale of Receivables and Related Assets pursuant to the Receivables Financing Documents.

            "Receivables Financing Documents" shall mean the Receivables Sale Agreement dated as of the date hereof among the Receivables Company and the Company, as seller and servicer, the Pooling Agreement dated as of the date hereof among the Receivables Company, and the Company, as servicer, and Chase, as trustee and the Servicing Agreement dated as of the


                                Credit Agreement
date hereof among the Receivables Company, the Company, as servicer, and Chase, as trustee, and any amendment, modification, supplement, extension or renewal of or to any such agreement, including any supplement to the Pooling Agreement delivered thereunder in compliance therewith, provided that (i) the board of directors of the Company shall have determined in good faith that such amendment, extension, modification, supplement or renewal is economically fair and reasonable to the Company and the Receivables Subsidiary, (ii) the sale of any Receivables and Related Assets pursuant thereto is made at fair market value (as determined in good faith by the board of directors of the Company), (iii) the financing terms, covenants and other material provisions of such amendment, extension, modification, renewal or supplement are market terms (as determined in good faith by the board of directors of the Company), (iv) no portion of any Indebtedness created thereunder is guaranteed by or is recourse to the Guarantor or any other Subsidiary of the Guarantor (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall relate to the collectability of the Receivables transferred thereunder) and (v) neither the Guarantor nor any Subsidiaries of the Guarantor have any obligation thereunder to maintain or preserve the financial condition of the Receivables Company.

            "Redeemable Capital Stock" shall mean, with respect to any Person, any capital stock of such Person that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed or is redeemable at the option of the holder thereof prior to the date that is 91 days after June 30, 2005, or is exchangeable for debt securities at any time at the option of the holder thereof.

            "Registered Holder" shall have the meaning assigned to such term in
Section 5.07(a)(ii) hereof.

            "Registered Loan" shall have the meaning assigned to such term in
Section 2.08(e) hereof.

            "Regulations A, D, U and X" shall mean, respectively, Regulations A, D, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

            "Regulatory Change" shall mean, with respect to any Lender, any change after the date hereof in applicable Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

            "Reimbursement Obligations" shall mean, at any time, the obligations of the Company then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Bank in respect of any drawings under a Letter of Credit.


                                Credit Agreement

            "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment.

            "Relevant Party" shall have the meaning assigned to such term in
Section 10(b) hereof.

            "Reporting Period" shall mean, for any date, the period of four consecutive fiscal quarters of the Guarantor ending (at the close of business) on or most recently ended prior to such date.

            "Reserve Requirement" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this
Section 1.01 or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

            "Responsible Officer" shall mean, with respect to any Person, the President, the Treasurer, Chief Financial Officer and Controller of such Person and such other officer or officers of such Person as the Administrative Agent may from time to time agree.

            "Restricted Payment" shall mean, with respect to any Person, dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of such Person or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of such Person or any of its Subsidiaries), but excluding (i) dividends payable solely in shares of common stock of such Person or (ii) any cancellation of the Guarantor Note.

            "Revolving Credit Commitment" shall mean, for each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans (including to continue its Existing Revolving Credit Loans) in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Annex 1 hereto under the caption "Revolving Credit Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or reduced or increased from time to time pursuant to assignments by or to such Revolving Credit Lender pursuant to Section 12.06 hereof). The maximum aggregate principal amount of the Revolving Credit Commitments under this Agreement on the Effective Date is $250,000,000.


                                Credit Agreement

            "Revolving Credit Commitment Percentage" shall mean, with respect to any Revolving Credit Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

            "Revolving Credit Commitment Termination Date" shall mean March 31, 2004.

            "Revolving Credit Lenders" shall mean (a) on the date hereof, the Lenders having Revolving Credit Commitments and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

            "Revolving Credit Loans" shall mean the loans provided for in
Section 2.01(a) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

            "Security Agreement" shall mean the Third Amended and Restated Security Agreement, substantially in the form of Exhibit A hereto, between the Company and the Administrative Agent, as the same shall be amended, restated, modified and supplemented and in effect from time to time.

            "Security Documents" shall mean, collectively, the Security Agreement, the Subsidiary Guarantee and Security Agreement, the Mortgages and the Pledge Agreement.

            "Senior Subordinated Debt Documents" shall mean the Senior Subordinated Notes and the Senior Subordinated Notes Indentures, as the same shall, subject to Section 9.18 hereof, be modified and supplemented and in effect from time to time.

            "Senior Subordinated Notes" shall mean (a) the Existing Senior Subordinated Notes and (b) any other senior subordinated debentures or notes issued by the Company after the date hereof pursuant to Section 9.07 hereof (and any exchange notes issued in accordance with an indenture pursuant to which such debentures or notes were issued).

            "Senior Subordinated Notes Indentures" shall mean (a) with respect to the Existing Senior Subordinated Notes, the 1998 Indenture and (b) with respect to any Senior Subordinated Notes issued after the date hereof, the indenture pursuant to which such Senior Subordinated Notes are issued.

            "Subordinated Indebtedness" shall mean, collectively, (a) Senior Subordinated Notes and (b) any other Indebtedness (i) for which the Company is directly and primarily liable, (ii) in respect of which none of its Subsidiaries is contingently or otherwise obligated and (iii) that is subordinated to the obligations of the Company to pay principal of and interest on the Loans and Reimbursement Obligations hereunder on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance satisfactory to the Majority Lenders.

            "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having


                                Credit Agreement
by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Guarantor. Notwithstanding anything herein to the contrary, for all purposes of the Credit Documents, "Subsidiary" shall not include TOPCO unless expressly specified therein.

            "Subsidiary Guarantee and Security Agreement" shall mean the Amended and Restated Subsidiary Guarantee and Security Agreement, substantially in the form of Exhibit B hereto, among the Subsidiary Guarantors and the Administrative Agent, as the same may be amended, restated, modified and supplemented and in effect from time to time.

            "Subsidiary Guarantors" shall mean each Domestic Subsidiary of the Guarantor in existence on the Effective Date (other than the Company and TOPCO) and each other Domestic Subsidiary of the Guarantor that shall become a "Subsidiary Guarantor" pursuant to Section 9.21 hereof.

            "Swingline Commitment" shall mean the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.01(d) hereof in an aggregate amount at any one time outstanding up to but not exceeding $25,000,000 (as the same may be reduced at any time or from time to time pursuant to Section
2.04 or 2.10 hereof).

            "Swingline Lender" shall have the meaning assigned to such term in the first paragraph hereof.

            "Swingline Loans" shall mean the loans provided for by Section 2.01(d) hereof.

            "Swingline Rate" shall mean, for any day, the Base Rate in effect for such date. Each change in any interest rate provided for herein based upon the Swingline Rate resulting from a change to the Swingline Rate shall take effect at the time of such change in the Swingline Rate.

            "Tax Sharing Agreement" shall mean the tax allocation agreement among the Guarantor and its Subsidiaries.

            "Term Loan Commitments" shall mean the Tranche A Term Loan Commitments and the Tranche A-1 Term Loan Commitments.

            "Term Loan Lenders" shall mean Tranche A Term Loan Lenders and Tranche A-1 Term Loan Lenders.

            "Term Loans" shall mean the Tranche A Term Loans and the Tranche A-1 Term Loans.

            "TOPCO" shall mean The Order People Company, a Delaware corporation.


                                Credit Agreement

            "Tranche A Term Loan Commitment" shall mean, for each Tranche A Term Loan Lender, the obligation of such Lender to continue its Existing Tranche A Term Loan in the amount set forth opposite the name of such Lender on Annex 1 hereto under the caption "Tranche A Term Loan Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or reduced or increased from time to time pursuant to assignments by or to such Term Loan Lender pursuant to Section 12.06 hereof). The aggregate principal amount of the Tranche A Term Loan Commitments under this Agreement on the Effective Date is $52,147,082.32.

            "Tranche A Term Loan Lenders" shall mean (a) on the date hereof, the Lenders having Tranche A Term Loan Commitments and (b) thereafter, the Lenders from time to time holding Tranche A Term Loans after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

            "Tranche A Term Loans" shall mean the loans provided for by Section 2.01(b) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

            "Tranche A-1 Term Loan Commitment" shall mean, for each Tranche A-1 Term Loan Lender, the obligation of such Lender to make a Tranche A-1 Term Loan in the amount set forth opposite the name of such Lender on Annex 1 hereto under the caption "Tranche A-1 Term Loan Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or reduced or increased from time to time pursuant to assignments by or to such Term Loan Lender pursuant to Section 12.06 hereof). The aggregate principal amount of the Tranche A-1 Term Loan Commitments under this Agreement on the Effective Date is $150,000,000.

            "Tranche A-1 Term Loan Lenders" shall mean (a) on the date hereof, the Lenders having Tranche A-1 Term Loan Commitments and (b) thereafter, the Lenders from time to time holding Tranche A-1 Term Loans after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

            "Tranche A-1 Term Loans" shall mean the loans provided for by
Section 2.01(c) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

            "Type" shall have the meaning assigned to such term in Section 1.03 hereof.

            "U.S. Person" shall mean a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust the income of which is subject to Federal income taxation regardless of its source.

            "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

            "Wholly-Owned Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or


                                Credit Agreement
indirectly owned or controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

            1.02 Accounting Terms and Determinations.

            (a) All calculations made for the purposes of determining compliance with Sections 9.10 through 9.13 hereof shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lenders pursuant to Section 9.01 hereof (or, prior to the delivery of the first financial statements under Section 9.01 hereof, used in the preparation of the audited consolidated financial statements of the Guarantor as at December 31, 1999 referred to in Section 8.02(a)(ii) hereof) unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 9.01 hereof, shall mean the audited consolidated financial statements of the Guarantor as at December 31, 1999 referred to in Section 8.02(a)(ii) hereof). Notwithstanding the foregoing, all financial statements delivered to the Lenders hereunder shall be prepared utilizing the last-in-first-out basis of inventory valuation but all calculations made for the purpose of determining compliance with this Agreement shall be prepared utilizing the first-in-first-out basis of inventory valuation.

            (b) The Company shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 9.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

            (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 9 hereof, the Company will not change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

            1.03 Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, a Tranche A Term Loan, a Tranche A-1 Term Loan or a Swingline Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.


                                Credit Agreement

            Section 2. Commitments, Loans and Prepayments.

            2.01 Loans.

            (a) Revolving Credit Loans. Each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Company in Dollars during the period from and including the Effective Date to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time; provided that in no event shall the aggregate outstanding principal amount of all Revolving Credit Loans, together with the aggregate outstanding principal amount of all Swingline Loans and the aggregate amount of all Letter of Credit Liabilities, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.09 hereof) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.09 hereof). On the Effective Date, the Revolving Credit Loans (as defined in the Existing Credit Agreement) held by the Existing Lenders immediately prior to the Effective Date (but after giving effect to the prepayments, if any, made pursuant to Section 7.01(k) hereof) (the "Existing Revolving Credit Loans") shall automatically, and without any action on the part of any Person, be designated and continued as Revolving Credit Loans hereunder. On the Effective Date, all existing "Interest Periods" under the Existing Credit Agreement in respect of the Existing Revolving Credit Loans shall automatically be designated and continued as Interest Periods hereunder.

            (b) Tranche A Term Loans. On the Effective Date, the Tranche A Term Loans (as defined in the Existing Credit Agreement) held by the Existing Lenders immediately prior to the Effective Date (but after giving effect to the prepayments, if any, made pursuant to Section 7.01(k) hereof) (the "Existing Tranche A Term Loans") shall automatically, and without any action on the part of any Person, be designated and continued as Tranche A Term Loans hereunder. Thereafter the Company may Convert Tranche A Term Loans of one Type into Tranche A Term Loans of another Type (as provided in Section 2.09 hereof) or Continue Tranche A Term Loans of one Type as Tranche A Term Loans of the same Type (as provided in Section 2.09 hereof). The Tranche A Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.02 and 2.09 hereof. On the Effective Date, all existing "Interest Periods" under the Existing Credit Agreement in respect of the Existing Tranche A Term Loans shall automatically be designated and continued as Interest Periods hereunder.

            (c) Tranche A-1 Term Loans. Each Tranche A-1 Term Loan Lender severally agrees, on the terms and conditions of this Agreement, to make a term loan to the Company in Dollars on the Effective Date in an aggregate principal amount equal to the amount of the Tranche A-1 Term Loan Commitment of such Lender. Thereafter the Company may Convert Tranche A-1 Term Loans of one Type into Tranche A-1 Term Loans of another Type (as


                                Credit Agreement
provided in Section 2.09 hereof) or Continue Tranche A-1 Term Loans of one Type as Tranche A-1 Term Loans of the same Type (as provided in Section 2.09 hereof).

            (d) Swingline Loans. The Swingline Lender agrees, on the terms and conditions of this Agreement, to make loans ("Swingline Loans") to the Company during the period from the Effective Date to but excluding the date five Business Days prior to the Revolving Credit Commitment Termination Date in an aggregate amount at any one time outstanding up to but not exceeding its Swingline Commitment; provided that the aggregate principal amount of all Revolving Credit Loans and Swingline Loans together with all Letter of Credit Liabilities shall not at any time outstanding exceed the aggregate amount of the Revolving Credit Commitments, as in effect from time to time. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Swingline Commitment by means of Loans that bear interest at the Swingline Rate; provided that no Swingline Loan may be borrowed to repay an outstanding Swingline Loan.

            (e) Limit on Eurodollar Loans. No more than seven separate Interest Periods in respect of Eurodollar Loans of any Class from each Lender may be outstanding at any one time.

            2.02 Borrowings.

            (a) General. The Company shall give the Administrative Agent (which shall promptly notify the relevant Lenders) or, in the case of Swingline Loans, the Swingline Lender, notice of each borrowing hereunder as provided in Section
4.05 hereof, which notice may be delivered by telephone if followed promptly by notice in writing. Not later than 2:00 p.m. New York time on the date specified for each borrowing hereunder, each relevant Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at any account designated by the Administrative Agent with Chase at the Principal Office, in immediately available funds, for account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company or by repaying any then outstanding Swingline Loan, as set forth in Section 2.02(b) hereof.

            (b) Borrowings to Repay Swingline Loans. Unless the Company has already given a notice of borrowing of Revolving Credit Loans to repay a Swingline Loan, if any Swingline Loan remains outstanding, at any time until the unpaid principal amount of such Swingline Loan shall have been paid in full, the Swingline Lender may, and the Company hereby irrevocably authorizes and empowers (which power is coupled with an interest) the Swingline Lender to, deliver, on behalf of the Company, to the Administrative Agent under Section 2.02(a) hereof a notice of borrowing of Revolving Credit Loans that are Base Rate Loans in an amount equal to the then unpaid principal amount of such Swingline Loan. In the event that the power of the Swingline Lender to give such notice of borrowing on behalf of the Company is terminated for any reason whatsoever (including, without limitation, a termination resulting from the occurrence of an event specified in clause (f) or (g) of Section 10 hereof with respect to the Company), or the Swingline Lender is otherwise precluded for any reason whatsoever from giving a notice of borrowing on behalf of the Company as provided in the preceding sentence, each Lender shall, upon notice from the Swingline Lender, promptly


                                Credit Agreement
purchase from the Swingline Lender a participation in (or, if and to the extent specified by the Swingline Lender, an assignment of) such Swingline Loan in the amount of the Base Rate Loan it would have been obligated to make pursuant to such notice of borrowing. Each Lender shall, not later than 4:00 p.m. New York time on the Business Day on which such notice is given (if such notice is given by 12:00 noon New York time) or 11:00 a.m. New York time on the next succeeding Business Day (if such notice is given after 12:00 p.m., but before 5:00 p.m., New York time), make available the amount of the Base Rate Loan to be made by it (or the amount of the participation or assignment to be purchased by it, as the case may be) to the Administrative Agent at the account specified in Section 2.02(a) hereof and the amount so received by the Administrative Agent shall promptly be made available to the Swingline Lender by remitting the same, in immediately available funds, to the Swingline Lender. Promptly following its receipt of any payment in respect of such Swingline Loans, the Swingline Lender shall pay to each Lender that has acquired a participation in such Swingline Loan such Lender's proportionate share of such payment. Anything in this Agreement to the contrary notwithstanding (including, without limitation, in Section 7.02 hereof), the obligation of each Lender to make its Base Rate Loan (or purchase its participation in or assignment of such Swingline Loan, as the case may be) pursuant to this Section 2.02(b) is unconditional under any and all circumstances whatsoever and shall not be subject to set-off, counterclaim or defense to payment that such Lender may have or have had against the Company, the Guarantor, the Administrative Agent, the Swingline Lender or any other Lender and, without limiting any of the foregoing, shall be unconditional irrespective of (i) the occurrence of any Default, (ii) the financial condition of the Company, any Subsidiary, the Guarantor, the Administrative Agent, the Swingline Lender or any other Lender or (iii) the termination or cancellation of the Commitments; provided that no Lender shall be obligated to make any such Base Rate Loan (or to purchase any such participation or direct interest in the Swingline Loan) if (i) before the making of such Swingline Loan, such Lender had notified the Swingline Lender that a Default had occurred and was continuing and that such Lender would not refinance such Swingline Loan or (ii) to the extent (and only to the extent) that such Swingline Loan, together with all Revolving Credit Loans then outstanding at the time of the making of such Swingline Loan together with the aggregate amount of all outstanding Letter of Credit Liabilities exceeds the then aggregate amount of the Revolving Credit Commitments at the time of the making of such Swingline Loan. The Company agrees that any Lender so purchasing a participation (or assignment) in such Swingline Loan may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of a Swingline Loan in the amount of such participation. The Company hereby promises to pay the Administrative Agent for account of the Swingline Lender the entire outstanding principal amount of the Swingline Loans, and each such Swingline Loan shall mature, on the Revolving Credit Commitment Termination Date.

            2.03 Letters of Credit. Subject to the terms and conditions of this Agreement, the Revolving Credit Commitments may be utilized, upon the request of the Company, in addition to the Revolving Credit Loans provided for by Section 2.01(a) hereof, by the issuance by the Issuing Bank of letters of credit (collectively, "Letters of Credit") for account of the Company or any of its Subsidiaries (as specified by the Company) and payable in Dollars, provided that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities plus the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate outstanding principal amount of the Swingline Loans, exceed the aggregate amount of the


                                Credit Agreement

Revolving Credit Commitments as in effect from time to time, (ii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $90,000,000 and (iii) the expiration date of any Letter of Credit extend beyond the earlier of (I) the Revolving Credit Commitment Termination Date and (II) the date twelve months following the issuance of such Letter of Credit (or in the case of any renewal or extension thereof, twelve months after such renewal or extension). The following additional provisions shall apply to Letters of
Credit:

            (a) The Company shall give the Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than thirty days preceding the Revolving Credit Commitment Termination Date) each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Bank of the contents thereof.

            (b) On each day during the period commencing with the issuance by the Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn amount of such Letter of Credit. Each Revolving Credit Lender (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Bank's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Revolving Credit Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Bank to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Bank's liability under such Letter of Credit.

            (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the Company (through the Administrative Agent) of the amount to be paid by the Issuing Bank as a result of such demand and the date on which payment is to be made by the Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the Company hereby unconditionally agrees to pay and reimburse the Administrative Agent for account of the Issuing Bank for the amount of each demand for payment under such Letter of Credit that is in substantial compliance with the provisions of such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

            (d) Forthwith upon its receipt of a notice referred to in paragraph
      (c) of this Section 2.03, the Company shall advise the Administrative Agent whether or not the Company intends to borrow hereunder to finance its obligation to reimburse the Issuing


                                Credit Agreement

      Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05 hereof. In the event that the Company fails to so advise the Administrative Agent, or if the Company fails to reimburse the Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the Administrative Agent shall give each Revolving Credit Lender prompt notice of the demand for payment, specifying such Lender's Revolving Credit Commitment Percentage of the amount of the related demand for payment.

            (e) Each Revolving Credit Lender (other than the Issuing Bank) shall pay to the Administrative Agent for account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon notice by the Issuing Bank (through the Administrative Agent) to such Revolving Credit Lender requesting such payment and specifying such amount, unless such payment under such Letter of Credit would not have been made but for the gross negligence or willful misconduct of the Issuing Bank. Each such Revolving Credit Lender's obligation to make such payment to the Administrative Agent for account of the Issuing Bank under this paragraph (e), and the Issuing Bank's right to receive the same, shall, subject to the preceding sentence, be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Revolving Credit Lender to make its payment under this paragraph (e), the financial condition of any Credit Party (or any other account party), the existence of any Default or the termination of the Commitments. Each such payment to the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever. If any Revolving Credit Lender shall default in its obligation to make any such payment to the Administrative Agent for account of the Issuing Bank, for so long as such default shall continue the Administrative Agent may, at the request of the Issuing Bank, withhold from any payments received by the Administrative Agent under this Agreement for account of such Revolving Credit Lender the amount so in default and, to the extent so withheld, pay the same to the Issuing Bank in satisfaction of such defaulted obligation.

            (f) Upon the making of each payment by a Revolving Credit Lender to the Issuing Bank pursuant to paragraph (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Bank or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Bank by the Company hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by the Company hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Bank pursuant to paragraph (g) of this Section 2.03). Upon receipt by the Issuing Bank from or for account of the Company of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Bank shall promptly pay to the Administrative Agent for account of each Revolving Credit Lender


                                Credit Agreement
      entitled thereto, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Bank to be made in the same money and funds in which received by the Issuing Bank. In the event any payment received by the Issuing Bank and so paid to the Revolving Credit Lenders hereunder is rescinded or must otherwise be returned by the Issuing Bank, each Revolving Credit Lender shall, upon the request of the Issuing Bank (through the Administrative Agent), repay to the Issuing Bank (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (j) of this Section 2.03.

            (g) The Company shall pay to the Administrative Agent for account of each Revolving Credit Lender (ratably in accordance with their respective Revolving Credit Commitment Percentages) a letter of credit fee in respect of each Letter of Credit in an amount equal to a rate per annum equal to the Letter of Credit Fee Rate of the daily average undrawn amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and
      (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day). In addition, the Company shall pay to the Administrative Agent for account of the Issuing Bank a fronting fee in respect of each Letter of Credit in an amount equal to 1/4 of 1% per annum of the daily average undrawn amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto and as shown in fee schedules provided by the Issuing Bank to the Company.

            (h) Promptly following the end of each calendar month, the Issuing Bank shall deliver (through the Administrative Agent) to each Revolving Credit Lender and the Company a notice describing the aggregate amount of all Letters of Credit outstanding at the end of the month. Upon the request of any Revolving Credit Lender from time to time, the Issuing Bank shall deliver any information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.


                                Credit Agreement

            (i) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7 hereof, be subject to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type and (ii) the Company shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

            (j) To the extent that any Revolving Credit Lender shall fail to pay any amount required to be paid pursuant to paragraph (e) or (f) of this
      Section 2.03 on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Rate, provided that if such Lender shall fail to make such payment to the Issuing Bank within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Post-Default Rate.

            (k) The issuance by the Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) the Majority Revolving Credit Lenders (if such conditions could have been amended with the consent of the Majority Revolving Credit Lenders) or all of the Revolving Credit Lenders (if such conditions could only have been amended with the consent of all Revolving Credit Lenders) shall have consented thereto.

            (l) Concurrently with the satisfaction of the conditions precedent set forth in Section 7.01 hereof, all letters of credit outstanding on the Effective Date under the Existing Credit Agreement shall be deemed to be Letters of Credit outstanding hereunder and the Revolving Credit Lenders shall, automatically and without further action on the part of the Agent, the Issuing Bank or such Revolving Credit Lenders, acquire a participation interest in each such letter of credit as if such letter of credit shall have been issued hereunder. From and after the Effective Date, the Letter of Credit Fee Rate with respect to any such Letter of Credit shall be determined in accordance with the definition of "Letter of Credit Fee Rate" as set forth in Section 1 hereof.

The Company hereby indemnifies and holds harmless each Revolving Credit Lender and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses that such Lender or the Administrative Agent may incur (or that may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in


                                Credit Agreement
connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Bank under any Letter of Credit; provided that the Company shall not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.03 is intended to limit the other obligations of the Company, any Lender, the Issuing Bank or the Administrative Agent under this Agreement.

            2.04 Changes of Commitments.

            (a) The Company shall have the right at any time or from time to time (i) to terminate or reduce the aggregate unused amount of the Term Loan Commitments, (ii) so long as no Revolving Credit Loans, Swingline Loans or Letter of Credit Liabilities are outstanding, to terminate the Revolving Credit Commitments and (iii) to reduce the aggregate unused amount of the Revolving Credit Commitments (for which purpose use of the Revolving Credit Commitments shall be deemed to include the aggregate amount of Letter of Credit Liabilities); provided that (x) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof, (y) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 (or a larger multiple of $1,000,000) and (z) the aggregate amount of the Revolving Credit Commitments shall at no time be less than the aggregate outstanding principal amount of all Revolving Credit Loans, Swingline Loans and Letter of Credit Liabilities.

            (b) Any portion of the Term Loan Commitments not used on the Effective Date shall terminate automatically at the close of business on the Effective Date.

            (c) The Company shall have the right to terminate or reduce the unused amount of the Swingline Commitment at any time or from time to time on not less than three Business Days' prior notice to the Administrative Agent (which shall promptly notify the Swingline Lender and each Lender) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall be in integral multiples of $100,000) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

            (d) The Commitments of any Class (including the Swingline Commitment) once terminated or reduced may not be reinstated.

            2.05 Commitment Fee. The Company shall pay to the Administrative Agent for account of each Revolving Credit Lender a commitment fee on the daily average unused amount of the Revolving Credit Commitment of such Lender (solely for which purpose the aggregate amount of any Letter of Credit Liabilities shall be deemed to be a pro rata (based on the Revolving Credit Commitments) use of each Revolving Credit Lender's Revolving Credit Commitment and outstanding Swingline Loans shall not constitute the use of any Revolving Credit Lender's Revolving Credit Commitment other than the Swingline Lender), for the period from and including the date of this Agreement to but not including the earlier of the date such


                                Credit Agreement

Revolving Credit Commitment terminates or is terminated, at a rate per annum for any period from and including the date on which the Company shall have delivered a certificate pursuant to the last paragraph of Section 9.01 hereof demonstrating in reasonable detail (based upon financial statements for the fiscal period of the Guarantor most recently ended that have been delivered to the Lenders pursuant to Section 9.01(a) or (b) hereof or, prior to the delivery of financial statements pursuant to said Section, the financial statements of the Guarantor referred to in Section 8.02(a) hereof) that the Leverage Ratio, as of the end of the respective quarterly fiscal period or fiscal year, is within one of the ranges set forth below, to but excluding the date of delivery of the next such certificate, shall equal the percentage per annum set forth below:

              Ratio                             Commitment Fee
              -----                             --------------

              Greater than 4.50 to 1                .50%

              Less than or equal to 4.50 to 1       .375%
              but greater than 3.50 to 1

              Less than or equal
              to 3.50 to 1                          .25%

provided that (i) notwithstanding the foregoing, for purposes of determining the commitment fee at any time prior to the delivery of the compliance certificate required under the last paragraph of Section 9.01 hereof for the fiscal quarter of the Guarantor ending June 30, 2000 the commitment fee shall be .25% per annum and (ii) during any period when an Event of Default or Default in delivery of the certificate pursuant to clause (ii) of the last paragraph of Section 9.01 hereof shall have occurred and be continuing, such rate per annum shall be 0.50%. Accrued commitment fees on each Commitment shall be payable monthly on the last Business Day of each month and on the date such Commitment terminates or is terminated. Notwithstanding anything herein to the contrary, all accrued and unpaid commitment fees under the Existing Credit Agreement in respect of Commitments that are continued hereunder shall be payable on the Effective Date.

            2.06 Lending Offices. The Loans of each Class and Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Class and Type.

            2.07 Several Obligations; Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06 hereof) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender; provided that nothing in this sentence shall limit the recourse of the Company against such Lender. The amounts payable by the Company at any time hereunder to each Lender shall be a separate and independent debt and each Lender shall be entitled, subject to Section 10 hereof in the case of any acceleration of Indebtedness hereunder or termination of any Commitments, to protect and enforce its rights arising out of this


                                Credit Agreement

Agreement, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

            2.08 Evidence of Debt; Registered Loans.

            (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (b) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (c) The entries made in the accounts maintained pursuant to paragraph (a) or (b) of this Section shall (absent manifest error) be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with the terms of this Agreement.

            (d) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Company shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form reasonably approved by the Administrative Agent, the Lender and the Company. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.06 hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            (e) Notwithstanding the foregoing, any Term Loan Lender that is not a U.S. Person and is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code may request the Company (through the Administrative Agent), and the Company agrees thereupon, to record on the Register referred to in Section 12.06(g) hereof any Term Loans ("Registered Loans") held by such Lender under this Agreement. A Term Loan once recorded on the Register may not be removed from the Register so long as it remains outstanding.

            2.09 Optional Prepayments and Conversions or Continuations of Loan. Subject to Section 4.04 hereof, the Company shall have the right to prepay Loans, or to Convert Revolving Credit Loans and Term Loans of one Type into Loans of another Type or Continue Revolving Credit Loans and Term Loans of one Type as Loans of the same Type, at any time or from time to time, provided that:
(a) the Company shall give the Administrative Agent (or, in the case of the Swingline Loans, the Swingline Lender) notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable


                                Credit Agreement
hereunder); (b) Eurodollar Loans may be Converted only on the last day of an Interest Period for such Loans; (c) prepayments by the Company of the Term Loans shall be applied pro rata to the Tranche A Term Loans and the Tranche A-1 Term Loans; (d) prepayments by the Company of any Class of Term Loans shall be applied to the installments of such Term Loans, first, in direct order to the next two installments thereof and thereafter, pro rata to the remaining installments thereof; (e) if any Swingline Loan is outstanding, the Revolving Credit Loans may not be prepaid or converted; and (f) Swingline Loans may not be Continued. Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 10 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of the Company to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Base Rate Loans.

            2.10 Mandatory Prepayments and Reductions of Commitments.

            (a) Excess Cash Flow. Not later than the date 90 days after the end of each fiscal year of the Company ending after the date hereof (commencing with the fiscal year ending December 31, 2000), the Company shall prepay Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph
(g) below), and the Commitments shall be subject to automatic reduction, without prepayment or commitment reduction premium other than any amounts payable pursuant to Section 5.05 hereof, in an aggregate amount equal to the excess of
(A) the Required Percentage (as defined below) of Excess Cash Flow for such fiscal year over (B) the aggregate amount of prepayments of Term Loans made during such fiscal year pursuant to Section 2.09 hereof and, after the payment in full of the Term Loans, the aggregate amount of voluntary reductions of Revolving Credit Commitments made during such fiscal year pursuant to Section 2.04(c) hereof, such prepayment and reduction to be effected in each case in the manner and to the extent specified in paragraph (f) of this Section 2.10. "Required Percentage" of Excess Cash Flow for any fiscal year shall mean (i) if the Debt to Cash Flow Ratio as of the last day of such fiscal year is greater than 3.75 to 1, 50% and (ii) otherwise, 0%.

            (b) Equity Issuance. If, at any time after the Effective Date, the Guarantor or any of its Subsidiaries shall receive Net Available Proceeds from one or more Equity Issuances, including all prior Equity Issuances as to which a prepayment has not yet been made under this Section 2.10(b), the Company shall, within three Business Days of receipt of such Net Available Proceeds, prepay Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (g) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 75% of the aggregate amount of such Net Available Proceeds, such prepayment to be effected in each case in the manner and to the extent specified in paragraph (f) of this Section 2.10; provided that, notwithstanding the foregoing, without having to prepay Loans (x) the Guarantor may apply, or cause to be applied, within 90 days from the receipt thereof, up to $75,000,000 of the Net Available Proceeds received from one or more Equity Issuances to finance Permitted Acquisitions, and (y) the Guarantor and the Company may satisfy its obligations under vested management warrants and stock options (to the extent permitted under Section 9.09 hereof) from the proceeds of one or more Equity Issuance within 60 days after the receipt thereof.


                                Credit Agreement

            (c) Debt Issuance. The Company shall apply the proceeds from the Senior Subordinated Notes to the prepayment of the Loans in accordance with paragraph (f) of this Section 2.10. In addition to the foregoing, but without limiting the obligation of the Obligors to obtain the consent of the Majority Lenders pursuant to Section 9.07 hereof, if, at any time after the Effective Date, the Guarantor or any of its Subsidiaries shall receive Net Available Proceeds from any Debt Issuance, the Company shall, within three Business Days of receipt of such Net Available Proceeds, prepay Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (g) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the aggregate amount of such Net Available Proceeds, such prepayment to be effected in each case in the manner and to the extent specified in paragraph
(f) of this Section 2.10.

            (d) Sale of Assets. Without limiting the obligation of the Company to obtain the consent of the Majority Lenders pursuant to Section 9.05 hereof to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition (herein, the "Current Disposition"), and of all prior Dispositions as to which a prepayment has not yet been made under this Section 2.10(d), shall exceed $15,000,000 then, no later than five Business Days prior to the occurrence of the Current Disposition, the Company will deliver to the Lenders a statement, certified by a Responsible Officer of the Company, in form and detail reasonably satisfactory to the Administrative Agent, of the amount of the anticipated Net Available Proceeds of the Current Disposition and of all such prior Dispositions as to which a prepayment has not yet been made under this Section 2.10(d) and will prepay, upon receipt of such Net Available Proceeds, Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (g) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and such prior Dispositions as to which a prepayment has not been made under this Section 2.10(d) in excess of $15,000,000, such prepayment and reduction to be effected in each case in the manner and to the extent specified in paragraph (f) of this Section 2.10. Notwithstanding the foregoing, neither the Disposition of Receivables by the Company or any of its Subsidiaries to the Receivables Company or to the United Stationers Receivables Master Trust in connection with the Receivables Financing nor the Disposition for fair value of any Part A Property shall be a "Disposition" for purposes of the preceding sentence. If, however, any Part B Property is disposed of within one year prior to or after the Disposition of Part A Property located in the same geographical area, the Company shall, within one year of the last of such Dispositions, apply the Net Available Proceeds of such Dispositions to (i) the purchase or construction of a replacement facility or (ii) the prepayment of the Loans (and/or the provision of cover for Letter of Credit Liabilities as specified in paragraph (g) below) and the reduction of Commitments as provided above.

            (e) Casualty Events. After the occurrence of any Casualty Event (other than any Casualty Event with respect only to Property covered by the Mortgages) resulting in a loss in excess of $500,000, the Company shall give prompt notice thereof to the Administrative Agent and the Lenders. If no Default has occurred and is continuing, the Company may, at its option, to be exercised by delivery of notice to the Administrative Agent and the Lenders within four months of such Casualty Event, elect to apply the Net Available Proceeds of such Casualty Event to either (i) the repair or replacement of the Property affected thereby or (ii) the prepayment of


                                Credit Agreement
the Loans (and/or the provision of cover for Letter of Credit Liabilities as specified in paragraph (g) of this Section 2.10) in the manner and to the extent specified in paragraph (f) of this Section 2.10. If a Default has occurred and is continuing, or if the Company fails to make such an election within four months from the date of any such Casualty Event, such Net Available Proceeds shall automatically be applied to the prepayment of the Loans in the manner and to the extent specified in paragraph (f) of this Section 2.10 (and/or the provision of cover for Letter of Credit Liabilities as specified in paragraph
(g) of this Section 2.10). If the Company elects to so repair or replace the Property subject to such Casualty Event, the Net Available Proceeds of such Casualty Event in excess of $500,000 shall be held by the Administrative Agent to be applied to such repair or replacement and advanced to the Company in periodic installments upon compliance by the Company with such reasonable conditions as may be imposed by the Administrative Agent, including, but not limited to, reasonable retentions and lien releases. Interest, if any, actually earned on any Net Available Proceeds held by the Administrative Agent shall be credited to such Net Available Proceeds, for the benefit of the Company.

            (f) Application. Prepayments and reductions of Commitments described in the above paragraphs of this Section 2.10 shall be effected as follows:

            (i) first, the amount of the prepayment specified in such paragraphs shall be applied to the Term Loans, pro rata between each Class of Term Loans and, as to each Class, pro rata to the remaining installments thereof; and

            (ii) second, the Revolving Credit Commitments shall be automatically reduced in an amount equal to the amount by which the aggregate amount of the prepayments and reductions of Commitments provided for above exceed any excess over the amount referred to in the foregoing clause (i) (and to the extent that, after giving effect to such reduction of Commitments, the aggregate principal amount of Revolving Credit Loans, together with the aggregate principal amount of the Swingline Loans and the aggregate amount of all Letter of Credit Liabilities, would exceed the Revolving Credit Commitments, the Company shall, first, prepay Swingline Loans, second, prepay Revolving Credit Loans and, third, provide cover for Letter of Credit Liabilities as specified in paragraph (g) below, in an aggregate amount equal to such excess).

            (g) Cover for Letter of Credit Liabilities. In the event that the Company shall be required pursuant to this Section 2.10, or pursuant to Section 10 hereof, to provide cover for Letter of Credit Liabilities, the Company shall effect the same by paying to the Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent in the Collateral Account (as provided therein as collateral security in the first instance for the Letter of Credit Liabilities) until such time as the Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full.


                                Credit Agreement

            Section 3. Payments of Principal and Interest.

            3.01 Repayment of Loans.

            (a) Revolving Credit Loans. The Company hereby promises to pay to the Administrative Agent for account of each Revolving Credit Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date.

            (b) Tranche A Term Loans. The Company hereby promises to pay to the Administrative Agent for account of the Tranche A Term Loan Lenders the aggregate principal amount of the Tranche A Term Loans in sixteen consecutive installments payable on each Quarterly Date, beginning with the Quarterly Date ending on June 30, 2000, the first four of which shall be in equal installments of $2,607,354.17, the next four of which shall be in equal installments of $3,128,875.00, the next seven of which shall be in equal installments of $3,650,295.83 and the last payment of which shall each be in the amount of $3,650,094.83.

            (c) Tranche A-1 Term Loans. The Company hereby promises to pay to the Administrative Agent for account of the Tranche A-1 Term Loan Lenders the aggregate principal amount of the Tranche A-1 Term Loans in twenty consecutive quarterly installments payable on each Quarterly Date, beginning with the Quarterly Date ending on September 30, 2000, the first four of which shall each be in equal installments of $6,250,000 and the remaining sixteen which shall each be in equal installments of $7,812,500.

            3.02 Interest. The Company hereby promises to pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan (including any Swingline Loan) made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

            (a) during such periods as such Loan is a Base Rate Loan (other than a Swingline Loan), the Base Rate (as in effect from time to time) plus the Applicable Margin,

            (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin, and

            (c) if such Loan is a Swingline Loan, the Swingline Rate (as in effect from time to time) plus the Applicable Margin (determined as if such Swingline Loans were Revolving Credit Loans that were Base Rate Loans).

Notwithstanding the foregoing, the Company hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, on any Reimbursement Obligation owed to such Lender and on any other amount payable by the Company hereunder to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but


                                Credit Agreement
excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, (iii) in the case of a Swingline Loan, on the last day of each calendar month during which such Swingline Loan shall be outstanding, and (iv) in the case of any Loan (including any Swingline Loan), upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Company. Notwithstanding anything herein to the contrary, all accrued and unpaid interest on the "Loans" under the Existing Credit Agreement that are continued hereunder shall be payable on the date or dates specified in this Section 3.02.

            Section 4. Payments; Pro Rata Treatment; Computations; Etc.

            4.01 Payments.

            (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by the Obligors under this Agreement, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Credit Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at an account designated by the Administrative Agent with Chase at the Principal Office, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

            (b) Any Lender for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of either Obligor with such Lender (with notice to such Obligor and the Administrative Agent).

            (c) Each Obligor shall, at the time of making each payment under this Agreement for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans, Reimbursement Obligations or other amounts payable hereunder to which such payment is to be applied (and in the event that such Obligor fails to so specify, or if an Event of Default has occurred and is continuing, such payment shall be, subject to Section 4.02 hereof, applied first to the Swingline Lender (to the extent any amounts are then due and payable to the Swingline Lender on account of any Swingline Loan) and then in payment of amounts due under this Agreement in such manner as the Administrative Agent or the Majority Lenders, subject to Section 4.02 hereof, may determine to be appropriate).

            (d) Except to the extent otherwise provided in the last sentence of
Section 2.03(e) hereof, each payment received by the Administrative Agent under this Agreement for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately


                                Credit Agreement
available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

            (e) Except to the extent otherwise provided herein, if the due date of any payment under this Agreement would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

            4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of Loans of a particular Class from the Lenders under
Section 2.01 hereof shall be made from the relevant Lenders, each payment of commitment fee under Section 2.05 hereof in respect of the Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.04 hereof shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (b) except as otherwise provided in
Section 5.04 hereof, Eurodollar Loans of any Class having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Revolving Credit Commitments and Term Loan Commitments (in the case of the making of Term Loans and Revolving Credit Loans made to refinance Swingline Loans) or their respective Revolving Credit Loans and Term Loans (in the case of Conversions and Continuations of Loans); (c) each payment or prepayment of principal of Loans of a particular Class shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (d) each payment of interest on Loans of a particular Class shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders. Notwithstanding the foregoing, borrowings, payments and prepayments of Swingline Loans shall be made without regard to the foregoing provisions of this Section 4.02.

            4.03 Computations. Interest on Eurodollar Loans and Reimbursement Obligations and commitment fees and letter of credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but, except as otherwise provided in Section 2.03(g) hereof, excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed.

            4.04 Minimum Amounts. Except for mandatory prepayments made pursuant to Section 2.10 hereof and Conversions or prepayments made pursuant to Section
5.04 hereof, and each borrowing, Conversion and partial prepayment of principal of Loans (other than Swingline Loans and Revolving Credit Loans made to refinance Swingline Loans) shall be in an aggregate amount at least equal to $5,000,000 or a larger multiple of $1,000,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest


                                Credit Agreement

Period), provided that the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $10,000,000 or a larger multiple of $1,000,000 and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period. Each borrowing of Swingline Loans pursuant to Section 2.01(d) hereof shall be in an aggregate amount at least equal to $500,000 or in multiples of $100,000 in excess thereof and each partial prepayment of Swingline Loans shall be in an aggregate amount at least equal to $100,000 or in multiples of $100,000 in excess thereof.

            4.05 Certain Notices. Notices by the Company to the Administrative Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent (or the Swingline Lender, as the case may be) not later than 11:00 a.m. (in the case of notices in respect of Eurodollar Loans), 12:00 noon (in the case of notices in respect of Base Rate Loans) and 2:00 p.m. (in the case of notices in respect of Swingline Loans), New York time, on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                      Number of
                                                       Business
            Notice                                    Days Prior
            ------                                    ----------

      Termination or reduction
      of Commitments                                        3

      Borrowing or prepayment of,
      or Conversions into,
      Base Rate Loans                                 same day

      Borrowing or prepayment of,
      Conversions into, Continuations
      as, or duration of Interest
      Period for, Eurodollar Loans                          3

      Borrowing or prepayment of
      Swingline Loans or termination
      or reduction of Swingline
      Commitment                                      same day

Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Class of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the


                                Credit Agreement
duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that the Company fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this
Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

            4.06 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Company) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

            (i) if the Required Payment shall represent a payment to be made by the Company to the Lenders, the Company and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Company under Section 3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of the Company under said Section
      3.02 to pay interest at the Post-Default Rate in respect of the Required Payment and

            (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to Section 3.02 hereof, it being understood that the return by the Company of


                                Credit Agreement
      the Required Payment to the Administrative Agent shall not limit any claim the Company may have against the Payor in respect of such Required Payment.

            4.07 Sharing of Payments, Etc.

            (a) Each Obligor agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness are then due to such Obligor), in which case it shall promptly notify such Obligor and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

            (b) If any Lender shall obtain from any Obligor payment of any principal of or interest on any Loan of any Class or Letter of Credit Liability owing to it or in respect of its interest in any Swingline Loan or payment of any other amount under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans of such Class or Letter of Credit Liabilities or in respect of its interest in any Swingline Loan or such other amounts then due hereunder or thereunder by such Obligor to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Class or Letter of Credit Liabilities or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Class, interest in the Swingline Loans or Letter of Credit Liabilities or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

            (c) Each Obligor agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

            (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable,


                                Credit Agreement
exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

            Section 5. Yield Protection, Etc.

            5.01 Additional Costs

            (a) The Company shall pay directly to each Lender from time to time such amounts as such Lender may determine to be reasonably necessary to compensate such Lender for any costs that such Lender determines, in good faith, are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Eurodollar Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

            (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or changes the basis of taxation of any amounts payable to such Lender under this Agreement in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

            (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or

            (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities) or its Commitments.

If any Lender requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

            (b) Without limiting the effect of the provisions of paragraph (a) of this Section 5.01 (but without duplication), in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on Eurodollar Loans is determined as


                                Credit Agreement
provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Company (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

            (c) Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 C.F.R. Part 3, Appendix
A)), of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(c) and Section 5.06 hereof, "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

            (d) Each Lender shall notify the Company of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States


                                Credit Agreement
of America. Each Lender will furnish to the Company a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a good faith reasonable basis.

            5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

            (a) the Administrative Agent determines, which determination shall be conclusive if made in good faith, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

            (b) if the related Loans are Revolving Credit Loans, the Majority Revolving Credit Lenders or, if the related Loans are Term Loans, the Majority Term Loan Lenders determine, which determination shall be conclusive if made in good faith, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Company and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans, and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.09 hereof. The Administrative Agent shall upon notice from the Majority Lenders that any such conditions are no longer in effect promptly withdraw any such notice delivered in connection with this Section 5.02.

            5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Company thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).


                                Credit Agreement

            5.04 Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Lender may specify to the Company with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

            (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

            (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Company with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this
Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

            5.05 Compensation. The Company shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

            (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of the Interest Period for such Loan; or

            (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in
      Section 7 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have


                                Credit Agreement
accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

            5.06 Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Company under Section 5.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender's or Lenders' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Administrative Agent), the Company shall pay immediately to the Administrative Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, submitted by such Lender or Lenders to the Company shall be conclusive if made in good faith and in the absence of manifest error as to the amount thereof.

            5.07 U.S. Taxes.

            (a) The Company agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes (other than U.S. Taxes attributable to payments that are effectively connected with the conduct of a trade or business within the United States of America, within the meaning of Section 864 of the Code as in effect on the date hereof, provided that the mere participation in the transactions contemplated hereby by a foreign office of a Lender shall not alone be deemed to result in income so connected) imposed with respect to such payment (or, upon the failure of the Company properly to make any such deduction or withholding required by applicable law, payment by each Lender that is not a U.S. Person of such U.S. Taxes that should have been deducted or withheld), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:


                                Credit Agreement

            (i) to any payment to any Lender hereunder (other than in respect of any Registered Loan) unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 12.06(b) hereof), on the date of each payment hereunder and on the day after any change in the Applicable Lending Office of such Lender, entitled to submit either a Form W-8BEN, Form W-8IMY (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or a Form W-8ECI (relating to all interest to be received by such Lender hereunder in respect of the Loans), unless such inability is due to a change of law (including but not limited to any change in any applicable treaty, statute, regulation or ruling or judicial or administrative interpretation of any of the foregoing) after the date hereof (or the date it became a Lender hereunder as provided in Section 12.06(b) hereof),

            (ii) to any payment to any Lender hereunder in respect of a Registered Loan (a "Registered Holder"), unless such Registered Holder (or, if such Registered Holder is not the beneficial owner of such Registered Loan, the beneficial owner thereof) is, on the date hereof (or on the date such Registered Holder becomes a Lender as provided in Section 12.06(b) hereof), on the date of each payment hereunder and on the day after any change in the Applicable Lending Office of such Lender, entitled to submit a Form W-8BEN or Form W-8IMY, together with an annual certificate stating that (x) such Registered Holder (or beneficial owners, as the case may be) is/are not a "bank" extending credit in the ordinary course of business within the meaning of Section 881(c)(3)(A) of the Code, is not a resident in a foreign country specified in a notice published under Sections 871(h)(6) or 881(c)(6) of the Code and is not a 10% shareholder of the Company within the meaning of Section 881(c)(3)(B) of the Code, unless such Registered Holder, or beneficial owners as the case may be, is/are not so entitled by reason of a change of law (including but not limited to any change in any applicable treaty, statute, regulation or ruling, or judicial or administrative interpretation of any of the foregoing) occurring after the date hereof (or the date the Registered Holder or beneficial owner, as the case may be, became a Registered Holder or beneficial owner) and (y) such Registered Holder (or beneficial owner, as the case may be) shall promptly notify the Company if at any time, such Registered Holder (or beneficial owner, as the case may be) determines that it is no longer in a position to provide such certificate to the Company (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes), or

            (iii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person (or, if such non-U.S. Person is not the beneficial owner of the relevant Loan, such beneficial owner) to comply with (x) applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes and (y) this Section 5.07(a).


                                Credit Agreement

For the purposes of this Section 5.07(a), (A) "Form W-8BEN" shall mean Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) of the Department of the Treasury of the United States of America
(B) "Form W-8IMY" shall mean Form W-8IMY (Certificate of Foreign Intermediary, Partnership or Certain U.S. Branches of the Department of the Treasury) together with any tax forms required to be attached thereto and (C) "Form W-8ECI" shall mean Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America. Each of the Forms referred to in the foregoing clauses (A),
(B) and (C) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

            (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence reasonably satisfactory to such Person of such deduction, withholding or payment (as the case may be).

            (c) If any Lender shall be entitled to compensation under this
Section 5.07, such Lender, within a reasonable time after becoming entitled to such compensation, shall (unless otherwise required by a governmental authority or as a result of any law, rule, regulation, order or similar directive applicable to such Lender) designate a different Applicable Lending Office from that initially selected by such Lender to which payments are to be made under the Credit Documents, if such designation would avoid the need for (or reduce the amount of) such compensation and would not, in the sole opinion of such Lender, be otherwise disadvantageous to such Lender.

            5.08 Replacement of Lenders. If any Lender defaults in its obligation to make Loans under Section 2.01 hereof or requests compensation pursuant to Section 5.01, 5.06 or 5.07 hereof, or any Lender's obligation to make or Continue, or to Convert Loans of any Type into, any other Type of Loan shall be suspended pursuant to Section 5.01 or 5.03 hereof (any such Lender so defaulting or requesting such compensation or whose obligations are so suspended, being herein called a "Relevant Lender"), the Company, upon three Business Days notice given when no Default shall have occurred and be continuing, may require that such Relevant Lender transfer all of its right, title and interest under this Agreement to any bank or other financial institution identified by the Company that is satisfactory to the Administrative Agent, in its discretion reasonably exercised (a "Proposed Lender") if (i) such Proposed Lender agrees to assume all of the obligations of such Relevant Lender hereunder, and to purchase all of such Relevant Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Relevant Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Relevant Lender of all other amounts payable hereunder to such Relevant Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.05 hereof as if all of such Relevant Lender's Loans were being prepaid in full on such date) and (ii) such Relevant Lender has requested compensation pursuant to Section 5.01, 5.06 or


                                Credit Agreement

5.07 hereof, such Proposed Lender's aggregate requested compensation, if any, paid pursuant to Section 5.01, 5.06 or 5.07 hereof with respect to such Relevant Lender's Loans is lower than that of the Relevant Lender. Subject to the provisions of Section 12.06(b) hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements of the Company contained in Sections 5.01, 5.06, 5.07 and 12 hereof (without duplication of any payments made to such Relevant Lender by the company or the Proposed Lender) shall survive for the benefit of such Relevant Lender under this Section 5.08 with respect to the time prior to such replacement.

            Section 6. Guarantee.

            6.01 The Guarantee. The Guarantor hereby guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Company and all other amounts from time to time owing to the Lenders or the Agent by the Company under this Agreement and by the Company under any of the other Credit Documents, and all obligations of the Company to any Lender (or any Affiliate thereof) in respect of any Hedging Agreement or in respect of any cash management services, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantor hereby further agrees that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

            6.02 Obligations Unconditional. The obligations of the Guarantor under Section 6.01 hereof are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment in full of the Guaranteed Obligations), it being the intent of this Section 6.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

            (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

            (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;


                                Credit Agreement

            (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

            (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company under this Agreement or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

            6.03 Reinstatement. The obligations of the Guarantor under this
Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Obligor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            6.04 Subrogation. The Guarantor hereby waives, until payment in full of the Guaranteed Obligations, all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this Section 6.

            6.05 Remedies. The Guarantor agrees that, as between the Guarantor and the Lenders, the obligations of the Company under this Agreement may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Guarantor for purposes of said Section 6.01.

            6.06 Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

            Section 7. Conditions Precedent.

            7.01 Effectiveness. The effectiveness of this Agreement (and the amendment and restatement of the Existing Credit Agreement to be effected hereby) is subject to the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

            (a) Corporate Documents. The following documents, each certified as indicated below:

                  (i) for each of the Credit Parties, a certificate from the
            Secretary of State of such Credit Party's jurisdiction of incorporation dated as of a date reasonably close to the Effective Date as to the good standing of and charter documents filed by such Person;

                  (ii) for each of the Credit Parties, a certificate of the
            Secretary or an Assistant Secretary of such Person, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the charter (or equivalent documents) of such Person as amended and in effect at all times from the date on which the resolutions referred to in clause (C) were adopted, (B) that attached thereto is a true and complete copy of the by-laws of such Person as amended and in effect at all times from the date on which the resolutions referred to in clause (C) were adopted, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Person authorizing the execution, delivery and performance of such of the Credit Documents to which such Person is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer of such Person executing such of the Credit Documents to which such Person is intended to be a party and each other document to be delivered by such Person from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Person); and

                  (iii) for each of the Credit Parties, a certificate of another officer of such Person, dated the Effective Date, as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Person at the time of execution of the certificate referred to in clause (ii) above.

            (b) Officer's Certificate. A certificate of a senior officer or Responsible Officer of the Guarantor, dated the Effective Date, to the effect set forth in clauses (a) and (b) of Section 7.02 hereof.

            (c) Opinions of Counsel to the Obligors. Opinions, dated the Effective Date, of (i) the General Counsel of the Guarantor, substantially in the form of Exhibit E-1 hereto and covering such other matters as the Administrative Agent or any Lender may


                                Credit Agreement
      reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent) and (ii) Weil, Gotshal & Manges LLP, special New York counsel to the Credit Parties, substantially in the form of Exhibit E-2 hereto and covering such other matters as the Administrative Agent or any Lender may reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

            (d) Opinion of Special New York Counsel to Chase. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, substantially in the form of Exhibit F hereto.

            (e) Pledge Agreement. The Pledge Agreement, duly executed and delivered by the Guarantor and the Administrative Agent.

            (f) Security Agreement. The Security Agreement, duly executed and delivered by the Company and the Administrative Agent.

            (g) Subsidiary Guarantee and Security Agreement. The Subsidiary Guarantee and Security Agreement, duly executed and delivered by each of the Subsidiary Guarantors in existence on the Effective Date.

            (h) Mortgages. Amendments, if any, to the existing Mortgages duly executed and delivered by the Company or a Subsidiary Guarantor, as applicable, and amendments or endorsements, if any, to the policies of title insurance heretofore issued to the Administrative Agent in respect of the real Property subject to such Mortgages, as the Administrative Agent shall reasonably request (or arrangements for subsequent delivery thereof satisfactory to the Administrative Agent shall have been made).

            (i) Lien Searches. The results of a recent search, by a Person satisfactory to the Administrative Agent, of Uniform Commercial Code, judgment and tax lien filings in each relevant jurisdiction where Property of the Credit Parties is located, and the results of such search shall reveal no Liens on any of the Property of the Credit Parties except for those permitted under Section 9.06 hereof or Liens to be discharged on or prior to the Effective Date pursuant to documentation satisfactory to the Administrative Agent and all UCC financing statements shall have been delivered to the Administrative Agent for filing (or arrangements for subsequent delivery thereof satisfactory to the Administrative Agent shall have been made).

            (j) Pro Forma Balance Sheet. A satisfactory Pro Forma consolidated balance sheet of the Guarantor as of March 31, 2000, adjusted to give effect to the redemption of the Company's 12-3/4% Senior Subordinated Notes due May 1, 2005 in an aggregate original principal amount of $100,000,000 and the financings contemplated hereby.

            (k) Payment of Fees, Expenses and Other Amounts. Payment to the Administrative Agent for account of the relevant Person of all fees and expenses and all other amounts required to be paid hereunder on the Effective Date, together with the non-pro rata prepayment of principal of, and accrued and unpaid interest on, all loans


                                Credit Agreement
      outstanding under the Existing Credit Agreement held by any Existing Lender which is not a Lender party to this Agreement and any other amounts owing to such Existing Lender under the Existing Credit Agreement (and upon such prepayment, such Existing Lender's commitments under the Existing Credit Agreement shall have been terminated) and each Existing Lender party to this Agreement hereby authorizes the Company to effect the foregoing.

            (l) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent reasonably request.

            7.02 Initial and Subsequent Extensions of Credit. The obligation of the Lenders to make any Loan or otherwise extend any credit to the Company upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowings and continuation of the Term Loans and the Revolving Credit Loans contemplated to occur on the Effective Date) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or other extension of credit and also after giving effect thereto and to the intended use thereof:

            (a) no Default shall have occurred and be continuing; and

            (b) the representations and warranties made by each Obligor in
      Section 8 hereof and in each other Credit Document to which such Obligor is a party, shall be true and complete in all material respects on and as of the date of the making of such Loan or other extension of credit (and after giving effect thereto) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Each notice of borrowing or request for the issuance of a Letter of Credit by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Company otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

            Section 8. Representations and Warranties. Each Obligor represents and warrants to the Administrative Agent and the Lenders that:

            8.01 Corporate Existence. Each Obligor and its Subsidiaries: (a) is a corporation, partnership or other entity duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.


                                Credit Agreement

            8.02 Financial Condition. (a) The Obligors have heretofore furnished to each of the Lenders the following:

            (i) the consolidated pro forma balance sheet of the Guarantor and its Subsidiaries referred to in Section 7.01(j) hereof; and

            (ii) the consolidated balance sheet of the Guarantor and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income, changes in stockholders' investment and cash flows of the Guarantor and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP.

            (b) The financial statements referred to in clause (a)(ii) above fairly present, in all material respects the consolidated financial position of the Guarantor and its Subsidiaries as at said dates and the consolidated results of their respective operations for the fiscal years and periods ended on said dates, in accordance with generally accepted accounting principles and practices applied on a consistent basis. None of the Guarantor or its Subsidiaries has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said consolidated balance sheet as at December 31, 1999. Since December 31, 1999, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Guarantor and its Subsidiaries from that set forth in the financial statements referred to in clause (a)(ii) above as at said date.

            8.03 Litigation. Except as disclosed to the Lenders in Schedule V hereto, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Obligor) threatened against either Obligor or any of its Subsidiaries that, if adversely determined, could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

            8.04 No Breach. None of the making or performance of this Agreement and the other Credit Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent not already obtained under, the charter or by-laws of either Obligor or any of its Subsidiaries, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which either Obligor or any such Subsidiary is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of either Obligor or any such Subsidiary pursuant to the terms of any such agreement or instrument.

            8.05 Action. Each Obligor and each of its Subsidiaries has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations hereunder and under each of the other Credit Documents to which it is a party; the execution, delivery and performance by each Obligor and each such Subsidiary of each of the Credit Documents to which it is a party have been duly authorized by all necessary corporate or other


                                Credit Agreement
action on its part (including, without limitation, any required shareholder approvals, if necessary); and this Agreement has been duly and validly executed and delivered by such Obligor and (assuming the due authorization, execution and delivery thereof by the Administrative Agent, the Lenders and the other parties (other than an Obligor) thereto) constitutes, and each of the other Credit Documents to which it is a party when executed and delivered by such Obligor or such Subsidiary will constitute, its legal, valid and binding obligation, enforceable against such Obligor and/or such Subsidiary, as the case may be, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and except as such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            8.06 Approvals. No authorizations, approvals or consents not already duly obtained of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by either Obligor or any of its Subsidiaries of the Credit Documents to which it is a party or for the legality, validity or enforceability hereof or thereof, except for (i) filings and recordings in respect of the Liens created pursuant to the Security Documents and (ii) immaterial state and municipal licenses such as business licenses, food sales establishment licenses, required registrations with state revenue departments and other similar ministerial licenses.

            8.07 Use of Credit. Neither Obligor nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock. Neither the making of any of the Loans hereunder nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation U or X.

            8.08 ERISA. Each Plan and, to the knowledge of the Company, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, and no event or condition has occurred and is continuing as to which either Obligor would be under an obligation to furnish a report to the Lenders under Section 9.01(e) hereof. As of the date of this Agreement, and for the year preceding the date of this Agreement, no Obligor has contributed to any Multiemployer Plan.

            8.09 Taxes. Except as set forth on Schedule VI hereto, the Guarantor and its Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which the Guarantor is the "common parent" (within the meaning of Section 1504 of the Code) of such group. Except as set forth on Schedule VI hereto, the Guarantor and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Guarantor or any such Subsidiary, except (a) for any such tax the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained, provided that except to the extent set forth in Schedule VI hereto no such tax is being contested on the Effective Date or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Guarantor and its


                                Credit Agreement

Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Guarantors, adequate. Except as set forth in Schedule VI hereto, neither the Guarantor nor any of its Subsidiaries has given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

            8.10 Investment Company Act. Neither the Guarantor nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            8.11 Public Utility Holding Company Act. Neither the Guarantor nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            8.12 Material Agreements and Liens.

            (a) Part A of Schedule I hereto is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to Indebtedness of the Guarantor and its Subsidiaries outstanding on the date hereof, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule I.

            (b) Part B of Schedule I hereto is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the date hereof, or that (after giving effect to the transactions contemplated to occur on or before the Effective Date) will be outstanding on the Effective Date (other than the Liens created in connection with this Agreement), the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $10,000 and covering any Property of the Guarantor or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of said
Schedule I.

            8.13 Environmental Matters. Except as set forth on Schedule II hereto,

            (a) Each of the Guarantor and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws (collectively, "Environmental Permits") to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such Environmental Permit would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such Environmental Permits is in full force and effect and each of the Guarantor and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other applicable Environmental Laws, decrees, judgments, and injunctions, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect.

            (b) No notice, notification, demand, request for information, citation, summons or order is pending, no complaint is pending, no penalty has been assessed and is


                                Credit Agreement
      outstanding and no investigation or review is pending or, to the Guarantor's knowledge, threatened by any governmental or other entity with respect to any alleged failure by the Guarantor or any of its Subsidiaries to have any Environmental Permit or with respect to any generation, treatment, storage, recycling, transportation or any Release of any Hazardous Materials generated by the Guarantor or any of its Subsidiaries that could reasonably be expected to result in a liability in excess of $10,000.

            (c) Neither the Guarantor nor any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended, or under any comparable state or local statute.

            (d) There is not now nor, to the Guarantor's knowledge, has there been in the past any PCBs, asbestos containing materials ("ACMs"), surface impoundments or underground storage tanks at any real Property now or, to the Guarantor's knowledge, previously owned, operated or leased by the Guarantor or any of its Subsidiaries, the presence of which could reasonably be expected to result in a liability in excess of $10,000.

            (e) No Hazardous Materials have been otherwise Released at, on or under any site or facility now or previously owned, operated or leased by the Guarantor or any of its Subsidiaries that would (either individually or in the aggregate) have a Material Adverse Effect.

            (f) Neither the Guarantor nor any of its Subsidiaries has received a notice alleging that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the National Priorities List ("NPL") by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 ("CERCLIS"), or on any similar state or local list.

            (g) No written notification of a Release of a Hazardous Material has been filed by or on behalf of the Guarantor or any of its Subsidiaries and no site or facility now or, to the Guarantor's knowledge, previously owned, operated or leased by the Guarantor or any of its Subsidiaries is listed or proposed for listing on the NPL, CERCLIS or any similar state list of sites requiring investigation or clean-up.

            (h) No Liens exist under or pursuant to any Environmental Laws on any real Property owned or operated by the Guarantor or any of its Subsidiaries, and no government action has been taken or is in process that could subject any such site or facility to such Liens and, to the best knowledge of the Guarantor, neither the Guarantor nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it in any deed to the real Property on which such site or facility is located.

            (i) All environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Guarantor or any of its


                                Credit Agreement

      Subsidiaries in relation to facts, circumstances or conditions at or affecting any site or facility now or previously owned, operated or leased by the Guarantor or any of its Subsidiaries and that could result in a Material Adverse Effect have been made available to the Lenders.

            8.14 Capitalization. On the date hereof, the authorized capital stock of the Company consists of an aggregate of 890,000 shares of $1.00 par value common stock. All of the issued and outstanding shares of the Company on such date and at such time will be duly and validly issued, fully paid and nonassessable. As of such date and time, all of such shares will be owned beneficially and of record by the Guarantor and (x) there will be no outstanding Equity Rights with respect to the Company and (y) there will be no outstanding obligations of the Company or the Guarantor or any of their Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Company nor will there be any outstanding obligations of the Company or the Guarantor or any of their Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Company or any of its Subsidiaries.

            8.15 Subsidiaries, Etc.

            (a) Part A of Schedule III hereto sets forth all Subsidiaries of the Guarantor as of the date hereof.

            (b) Set forth in Part B of Schedule III hereto is a complete and correct list of all Investments held by the Guarantor or any of its Subsidiaries on the date hereof and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Schedule III hereto, each of the Guarantor or such Subsidiary, as the case may be, owns on the date hereof, free and clear of all Liens (other than Liens permitted under Section 9.06 hereof) all such Investments.

            8.16 Title to Assets. Each of the Guarantor and its Subsidiaries owns and has on the date hereof good and marketable title (subject only to Liens permitted by Section 9.06 hereof) to the Properties shown to be owned in the most recent financial statements referred to in Section 8.02 hereof (other than Properties that are disposed of in the ordinary course of business or otherwise permitted to be disposed of pursuant to Section 9.05 hereof). Each of the Guarantor and its Subsidiaries owns and has on the date hereof good and marketable title to, or valid leasehold interests in, and enjoys peaceful and undisturbed possession of, all Properties (subject only to Liens permitted by Section 9.06 hereof) that are necessary for the operation and conduct of its businesses.

            8.17 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto (including, without limitation, the Information Memorandum), when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date


                                Credit Agreement
hereof by the Guarantor or any of its Subsidiaries to the Administrative Agent and the Lenders in connection with this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on estimates deemed in good faith to be reasonable, on the date as of which such information is stated or certified. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Credit Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

            8.18 Real Property. Set forth on Schedule IV hereto is a list, as of the date hereof, of all of the real Property interests held by the Guarantor and its Subsidiaries, indicating in each case whether the respective Property is owned or leased, the identity of the owner or lessee, the location of the respective Property and whether such Property is subject to a Mortgage.

            8.19 Security Documents. The Security Documents create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected interest in and Lien on all of the Properties covered thereby in favor of the Administrative Agent, superior to and prior to the right of all third Persons and subject to no other Liens (other than Liens permitted under Section
9.06 hereof).

            Section 9. Covenants of the Obligors. Each Obligor covenants and agrees with the Lenders and the Administrative Agent that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by the Obligors hereunder:

            9.01 Financial Statements, Etc. The Guarantor and the Company shall deliver to each of the Lenders:

            (a) as soon as available and in any event within 45 days after the end of the first three quarterly fiscal periods of each fiscal year of the Guarantor, consolidated statements of income, retained earnings and cash flows of the Guarantor and its Subsidiaries (including TOPCO) for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a Responsible Officer of the Guarantor, which certificate shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations of the Guarantor and its Subsidiaries (including TOPCO), in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and excluding any footnotes thereto);

            (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor, audited consolidated statements of income, retained earnings


                                Credit Agreement
      and cash flows of the Guarantor and its Subsidiaries (including TOPCO), for such fiscal year and the related audited consolidated balance sheet as at the end of such fiscal year, setting forth in each case in comparative form (i) the corresponding consolidated figures for the preceding fiscal year and (ii) the corresponding consolidated projected figures contained in the business plan furnished under Section 9.01(f) hereof in respect of such fiscal year (or in the quarterly business plan of the Guarantor heretofore delivered to the Administrative Agent), and accompanied by an opinion thereon of independent certified public accountants of recognized national standing (the "Accountants"), which opinion shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations of the Guarantor and its Subsidiaries (including TOPCO) as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default under any of Sections 9.10 through 9.13 hereof;

            (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports and other material reports, if any, which either the Guarantor or the Company shall have filed with the Commission (or any governmental agency substituted therefor) or any national securities exchange;

            (d) promptly upon the mailing thereof to the shareholders of either the Guarantor or the Company generally, copies of all financial statements, reports and proxy statements so mailed;

            (e) as soon as possible, and in any event within 21 days after either the Guarantor or the Company knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a Responsible Officer of the Company setting forth details respecting such event or condition and the action, if any, that the Guarantor or the Company, as the case may be, or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Obligor or an ERISA Affiliate with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(b) of
            ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
            Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                  (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by either the Guarantor or the Company or


                                Credit Agreement
            an ERISA Affiliate to terminate any Plan if the assets of such Plan are insufficient to provide in full for all of the benefit liabilities under such Plan as contemplated by Section 4041(b) of ERISA;

                  (iii) the institution by PBGC of proceedings under Section
            4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either the Guarantor or the Company any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal from a Multiemployer
            Plan by either Obligor or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by either the Guarantor or the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under
            Section 4041A of ERISA;

                  (v) the institution of a proceeding by a fiduciary of any
            Multiemployer Plan against either the Guarantor or the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

                  (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if either the Guarantor or the Company or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

                  (vii) the existence of any event or circumstance which may reasonably be expected to constitute grounds for either the Guarantor or the Company or any ERISA Affiliate to incur liability under Section 4062, 4063, 4064 or 4069 of ERISA;

            (f) no later than 15 days prior to the end of the fiscal year of the Company, an annual business plan for the Company and its Subsidiaries covering the next succeeding year, in form and substance reasonably satisfactory to the Administrative Agent (and, if reasonably requested by the Majority Lenders prior to such date, an annual business plan for the succeeding five-year period);

            (g) at such times as the Administrative Agent or the Majority Revolving Credit Lenders may reasonably request, a report of the Accountants as at the end of the most recent fiscal year of the Company which shall indicate that, based upon a review by the Accountants of the Receivables other than those transferred in connection with the Receivables Financing (including, without limitation, verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Company and the Subsidiary Guarantors) and Inventory (including,


                                Credit Agreement
      without limitation, verification as to the value, location and respective types), the value of such Receivables and Inventory;

            (h) promptly after becoming aware thereof, written notice of (i) the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Guarantor or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claims or alleged violations which, if adversely determined, would not have a Material Adverse Effect, (ii) any Environmental Claim, inquiry, proceeding, investigation, or other action, including a notice from any governmental authority of potential environmental liability, or any Federal, state or local environmental agency or board, that involves any collateral security for the Loans or the Lenders' rights with respect to any such collateral security, and
      (iii) any Release of a non-de minimus quantity of Hazardous Materials at any site or facility of the Guarantor or any Subsidiary;

            (i) promptly after either the Guarantor or the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as reasonably possible, a description of any action that the Guarantor or the Company, as the case may be, has taken or proposes to take with respect thereto; and

            (j) from time to time such other information regarding the financial condition, operations, business or prospects of the Guarantor or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

            The Guarantor will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a Responsible Officer of the Company (i) to the effect that, to the best of such Responsible Officer's knowledge, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing any action that either the Guarantor or the Company has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Guarantor and the Company are in compliance with Sections 9.09 through 9.13 (inclusive) as of the end of the respective quarterly fiscal period or fiscal year.

            9.02 Litigation. Upon becoming aware thereof, the Company (for itself and on behalf of the Guarantor and its Subsidiaries) will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Guarantor or any of its Subsidiaries, except proceedings that, if adversely determined, could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.


                                Credit Agreement

            9.03 Existence, Etc. The Guarantor will, and will cause each of its Subsidiaries to:

            (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 9.03 shall prohibit any transaction expressly permitted under Section 9.05 hereof);

            (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

            (c) pay and discharge all material taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for (i) any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained and
      (ii) those taxes, assessments, charges or levies which by reason of the amount involved or the remedies available to the applicable taxing authority could not reasonably be expected to have a Material Adverse Effect;

            (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

            (e) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied; and

            (f) permit representatives of any Lender or the Administrative Agent upon reasonable prior notice and, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers and Accountants, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); provided that the Administrative Agent or such Lender shall (i) provide reasonable notice to the Guarantor and the Company prior to having any such discussions with such Accountants and (ii) provide representatives of the Guarantor and/or the Company the opportunity to participate in such discussions.

            9.04 Insurance. The Guarantor will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss, damage and liability of the kinds and in the amounts customarily insured against by such Persons.

            Such insurance shall be written by financially responsible companies selected by the Company, duly licensed to do business in the states in which the relevant facilities are located and having an A. M. Best rating of "A-" or better and being in a financial size category of VIII or larger, or by other companies reasonably acceptable to the Administrative Agent. The


                                Credit Agreement
policies for any casualty insurance required hereunder shall either name or contain an endorsement naming the Administrative Agent as first mortgagee and loss payee under a first mortgage clause or endorsement without contribution substantially equivalent to the New York standard first mortgage clause of endorsement. Each policy referred to in this Section 9.04 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated by any act or negligence of the Credit Parties or any Person having an interest in any Property covered by a Mortgage nor by occupancy or use of any such Property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such Property and shall otherwise be in form and substance satisfactory to each Lender. The Company will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment.

            The Company will deliver to the Administrative Agent prior to the expiration of any policy of insurance required to be maintained by the Company hereunder, certificates of insurance evidencing the renewal or replacement of all such policies, subject only to the payment of premiums as they become due. The Company will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 9.04 unless the Administrative Agent, on behalf of the Lenders, is named as first mortgagee and loss payee as provided herein. The Company will immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent the certificates evidencing the same.

            Without limiting the obligations of the Company under the foregoing provisions of this Section 9.04, in the event the Company shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 9.04, then the Administrative Agent may, but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Administrative Agent in such amounts and against such risks as the Administrative Agent (or the Majority Lenders) shall deem appropriate, and the Company shall reimburse the Administrative Agent in respect of any premiums paid by the Administrative Agent in respect thereof.

            9.05 Prohibition of Fundamental Changes.

            (a) The Guarantor will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

            (b) The Guarantor will not, nor will it permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person except for (i) purchases of inventory and other Property to be sold or used in the ordinary course of business, (ii) Investments permitted under Section 9.08 hereof, (iii) Capital Expenditures and (iv) Permitted Acquisitions, provided that, in the case of clause (iv), after giving effect to any such Permitted Acquisition (including after giving Pro Forma Effect thereto), no Default shall have occurred and be continuing.


                                Credit Agreement

            (c) The Guarantor will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired, including, without limitation, receivables and leasehold interests, but excluding (i) obsolete or worn-out Property, tools or equipment no longer used or useful in its business, (ii) any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms, (iii) any Part A Property sold or disposed of for fair value, (iv) any Part B Property sold or disposed of within one year prior to or after the Disposition of any Part A Property located in the same geographical area if the proceeds thereof are applied as provided in
Section 2.10(d) hereof and (v) other Properties sold for fair value, provided that at least 75% of the proceeds of each such sale shall be received in cash and the aggregate Net Available Proceeds received from the sale of such Properties and all other Properties sold pursuant to this clause (v) shall not exceed $15,000,000.

            (d)  Notwithstanding the foregoing provisions of this Section 9.05:

                  (i) any Subsidiary of the Company may be merged or consolidated with or into: (x) the Company if the Company shall be the continuing or surviving corporation or (y) any other such Subsidiary; provided that if any such transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

                  (ii) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or dissolution or otherwise) to the Company or a Wholly-Owned Subsidiary of the Company;

                  (iii) the Company and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, receivables more than 90 days overdue and arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

                  (iv) the Company and its Subsidiaries may transfer condemned Property to the respective governmental authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and may transfer Properties that have been subject to a casualty to the respective insurer (or its designee) of such Property as part of an insurance settlement;

                  (v) the Company and its Subsidiaries may license or sublicense software, trademarks, and other intellectual property in the ordinary course of business which do not materially interfere with the business of the Company or any Subsidiary;

                  (vi) the Company and its Subsidiaries may enter into consignment arrangements (as consignor or consignee) or similar arrangements for the sale of goods in the ordinary course of business and consistent with the past practices of the Company and its Subsidiaries;


                                Credit Agreement

                  (vii) the Company and its Subsidiaries may transfer Receivables in connection with the Receivables Financing; and

                  (viii) the Company and its Subsidiaries may (A) enter into licensing or sublicencing arrangements with respect to their intellectual property with TOPCO, (B) enter into leases, subleases or assignments of leases of real property with TOPCO and (C) transfer all of the assets or the equity rights of a company disclosed to the Administrative Agent prior to the date hereof to TOPCO; provided that the aggregate fair market value to the Company and its Subsidiaries of the transactions described in subclause (C) of this clause (viii), as determined in good faith by the Company, plus any Investments made by the Guarantor or any of its Subsidiaries in TOPCO pursuant to Section 9.08(o) hereof shall not exceed the amount of Investments permitted under said Section 9.08(o).

            9.06 Limitation on Liens. The Guarantor will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

            (a) Liens created pursuant to the Security Documents;

            (b) Liens in existence on the date hereof and (i) listed in Part B of Schedule I hereto or (ii) listed in any policy of title insurance delivered to the Administrative Agent in respect of the real Property subject to a Mortgage;

            (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if, unless the amount thereof is not material with respect to it or its financial condition, adequate reserves with respect thereto are maintained on the books of the Guarantor or the affected Subsidiaries, as the case may be, in accordance with GAAP;

            (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent, for an amount and for a period not resulting in an Event of Default under Section 10(h) hereof;

            (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

            (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property, encroachments, protrusions or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property


                                Credit Agreement
      subject thereto or materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

            (h) Liens on Property of any Person that becomes a Subsidiary of the Guarantor after the Effective Date; provided that such Liens are in existence at the time such corporation becomes a Subsidiary of the Guarantor and were not created in anticipation thereof;

            (i) Liens upon Property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created within 120 days of the acquisition or completion of construction of such Property solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value (as determined in good faith by a Responsible Officer of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise);

            (j) Liens in respect of Capital Lease Obligations to the extent permitted by Section 9.07 hereof and Liens arising under any equipment, furniture or fixtures leases or Property consignments to the Guarantor or any Subsidiary for which the filing of a precautionary financing statement is permitted under Section 5.02 of the Security Agreement or Section 6.02 of the Subsidiary Guarantee and Security Agreement;

            (k) licenses, leases or subleases granted to others in the ordinary course of business not materially interfering with the conduct of the business of the Company and its Subsidiaries taken as a whole;

            (l) statutory and contractual landlords' liens under leases to which the Company or any of its Subsidiaries is a party;

            (m) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

            (n) Liens in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

            (o) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs' duties in connection with the importation of goods;

            (p) Liens (if any) created by the Receivables Company in connection with the Receivables Financing; and


                                Credit Agreement

            (q) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

            9.07 Indebtedness. The Guarantor will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

            (a) Indebtedness to the Lenders hereunder and under the other Credit Documents;

            (b) the Guarantor Note and other Indebtedness (including the Existing Senior Subordinated Notes) outstanding on the date hereof and listed in Schedule I hereto and any refinancing, refunding, renewal or extension thereof, provided the principal amount thereof is not materially increased after the date hereof and no Event of Default exists at the time of such refinancing, refunding, renewal or extension or no Default would result therefrom;

            (c) Indebtedness of (i) any Credit Party to any other Credit Party,
      (ii) any Subsidiary that is not a Credit Party to any other Subsidiary that is not a Credit Party, (iii) any Subsidiary that is not a Credit Party to any Credit Party and (iv) any Credit Party to any Subsidiary that is not a Credit Party (in the case of this clause (iv) only) in an aggregate unpaid principal amount of not exceeding $25,000,000 at any one time outstanding;

            (d) Indebtedness of the Company or any Subsidiary as a guarantor of the lessee under any lease pursuant to which the Company or any Subsidiary of the Company is a lessee so long as such lease is otherwise permitted hereunder;

            (e) Indebtedness incurred on or after the Revolving Credit Commitment Termination Date and after the payment in full of all Revolving Credit Loans and all Letter of Credit Liabilities for working capital or other general corporate purposes of the Company and/or its Subsidiaries not exceeding $250,000,000 in the aggregate and on terms satisfactory to the Majority Lenders in their reasonable discretion;

            (f) Indebtedness of the Company and its Subsidiaries incurred after the Effective Date (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens permitted under Sections 9.06(i) or 9.06(j) hereof) up to but not exceeding, in the case of the Company, $20,000,000 and, in the case of any Subsidiary of the Company, $750,000, at any one time outstanding;

            (g) any senior subordinated debentures or notes (which may be guaranteed by the Guarantor and the Subsidiary Guarantors) issued by the Company after the Effective Date (i) having terms (other than as to pricing and subordination) not materially more restrictive with respect to the Guarantor and its Subsidiaries than those terms contained in the 1998 Indenture, (ii) having subordination terms not materially less favorable to the Lenders than those contained in the 1998 Indenture, (iii) in an aggregate principal amount not exceeding $100,000,000 at any one time outstanding, (iv) maturing not earlier than


                                Credit Agreement
      ten years from the date hereof or having an average life of not less than nine years and (v) having a cash interest rate or coupon of not more than 10% per annum; and

            (h) Indebtedness of the Receivables Company incurred in connection with the Receivables Financing not exceeding $163,000,000 in amount at any one time outstanding.

            9.08 Investments. The Guarantor will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

            (a) the Guarantor Note and other Investments (other than Permitted Investments) outstanding on the date hereof and identified in Schedule III hereto;

            (b) operating deposit accounts with banks;

            (c) Permitted Investments;

            (d) Investments by the Guarantor in the Company and Investments by the Company in its Wholly-Owned Subsidiaries (other than the Receivables Company); provided that such Investments shall not exceed $10,000,000 in the aggregate for any such Wholly-Owned Subsidiaries that are not Subsidiary Guarantors;

            (e) deposits permitted by Section 9.06(e) or (f) hereof;

            (f) Investments received in settlement of defaulted Receivables or in connection with the bankruptcy or reorganization of suppliers and customers and in connection with the settlement of other disputes with customers and suppliers arising in the ordinary course of business;

            (g) intercompany loans to the extent permitted by Section 9.07(c) hereof;

            (h) Permitted Acquisitions;

            (i) Investments by the Company and its Subsidiaries in connection with the Receivables Financing;

            (j) promissory notes and other non-cash consideration received in connection with any transfer of assets permitted under Section 9.05(c) hereof;

            (k) customer advances not to exceed $250,000 in the aggregate at any one time outstanding;

            (l)   extensions of credit permitted under Section 9.07(c) hereof;

            (m)  extensions of trade credit in the ordinary course of business;

            (n) Investments in Hedging Agreements entered into in the ordinary course of business for non-speculative purposes;


                                Credit Agreement

            (o) Investments in TOPCO not exceeding $60,000,000 in the aggregate at any one time outstanding; and

            (p) additional Investments (including Investments in TOPCO in addition to those permitted under Section 9.08(o) hereof) up to but not exceeding $10,000,000 in the aggregate at any one time outstanding.

            9.09 Restricted Payments.

            (a) The Company will not, nor will it permit any of its Subsidiaries to, declare or make any Restricted Payment at any time; provided, however, that
(1) any Subsidiary of the Company may make any Restricted Payment to the Company or any Wholly-Owned Subsidiary of the Company, (2) the Company may declare or make any dividend of the capital stock of TOPCO to the Guarantor and (3) the Company may declare and make any Restricted Payment in cash in respect of its common stock in order to permit the Guarantor to (i) pay any income, franchise or like taxes to the extent permitted by the Tax Sharing Agreement, (ii) pay its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including, without limitation, legal, accounting, reporting, listing and similar expenses) in an aggregate amount not exceeding $750,000 in any fiscal year, (iii) acquire shares of its common stock in an aggregate amount not exceeding $50,000,000, (iv) repurchase its common stock and warrants and/or to redeem or repurchase vested management options for an aggregate purchase price not exceeding $1,000,000 in any 12-month period (exclusive of shares of stock retained by the Credit Parties upon the exercise of options in order to satisfy the tax obligations of the exercising parties) and (v) pay cash dividends on its common stock, subject, in the case of clause
(3)(iii), (iv) and (v) above, to the satisfaction of the following conditions on the date of such Restricted Payment:

                  (1) no Default shall have occurred and be continuing;

                  (2) the Fixed Charges Ratio as at the last day of the fiscal quarter of the Company most recently ended prior to the date of such Restricted Payment (and after giving pro forma effect thereto) shall not be less than 1.2 to 1; and

                  (3) the average, for the immediately preceding 90 days, of the excess of (i) the aggregate Revolving Credit Commitments over (ii) the sum of the outstanding principal amount of Revolving Credit Loans, and the Swingline Loans and the aggregate amount of Letter of Credit Liabilities shall be an amount at least equal to $50,000,000.

            (b) The Guarantor will not declare or make any Restricted Payment, except for Restricted Payments in respect of (i) the capital stock of TOPCO permitted under clause (2) of Section 9.09(a) hereof and (ii) the Guarantor's stock (and/or warrants or options related thereto) permitted, and subject to the limitations, under clause (3)(iii), (iv) and (v) of Section 9.09(a) hereof.

            9.10 Net Worth. The Guarantor will not permit Net Worth to be less than the sum of (a) $334,000,000 plus (b) 50% of the sum of Net Income (if positive) for each fiscal


                                Credit Agreement
quarter of the Guarantor commencing with the fiscal quarter ending June 30, 2000 plus (c) 100% of the amount by which Net Worth shall have been increased as a result of any Equity Issuance.

            9.11 Leverage Ratio. The Guarantor will not permit the Leverage Ratio to exceed the following respective amounts at any time during the following respective periods:

            Period                                      Ratio
            ------                                      -----

      From the date hereof
       through December 30, 2000                      3.75 to 1

      From December 31, 2000
       through December 30, 2001                      3.50 to 1

      From December 31, 2001
       through December 30, 2002                      3.25 to 1

      From December 31, 2002                          3.00 to 1
      and thereafter

            9.12 Fixed Charges Ratio. The Guarantor will not permit the Fixed Charges Ratio to be less than 1.20 to 1 at any time:

            9.13 Interest Coverage Ratio. The Guarantor will not permit the Interest Coverage Ratio to be less than the following respective amounts at any time during the following respective periods:

            Period                                           Ratio
            ------                                           -----

      From the date hereof
       through December 30, 2000                            2.75 to 1

      From December 31, 2000
       through December 30, 2001                            3.0 to 1

      From December 31, 2001
       and thereafter                                       3.25 to 1

            9.14 Subordinated Indebtedness. The Guarantor will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness.

            9.15 Lines of Business. The Guarantor will not, nor will it permit any of its Subsidiaries (including, without limitation, the Company) to, engage to any substantial extent in


                                Credit Agreement
any line or lines of business activity other than (a) the business of the wholesale distribution and selling of office products, computers, computer products, janitorial supplies and similar products and the provision of fulfillment services and any lines of business reasonably related thereto and
(b) the sale of Receivables by the Company or any of its Subsidiaries pursuant to the Receivables Financing.

            9.16 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Guarantor will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate); except that (i) any Affiliate who is an individual may serve as a director, officer, employee or consultant of the Guarantor or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity, (ii) the Company may enter to shared services arrangements with TOPCO, (iii) the Company and its Subsidiaries may enter into any such transaction (other than extensions of credit by the Company or any of its Subsidiaries to an Affiliate) in the ordinary course of business and on terms not less favorable to the Company or such Subsidiary than could otherwise be obtained on an arm's length basis from unrelated third parties and (iv) the Company and its Subsidiaries may perform their respective obligations under the Receivables Financing Documents.

            9.17 Use of Proceeds. The Company will use the proceeds of the Revolving Credit Loans made on or after the Effective Date solely to finance the working capital needs and general corporate purposes of the Company and its Subsidiaries (including Permitted Acquisitions). The Company will use the proceeds of the Tranche A-1 Term Loans solely (i) to prepay the Existing Revolving Credit Loans that are continued hereunder (including accrued interest thereon) and to pay the amounts required to be paid pursuant to Section 7.01(k) hereof and (ii) for general corporate purposes of the Company and its Subsidiaries (including Permitted Acquisitions). The use of the proceeds of the Loans by the Company shall be in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations U and X, the Securities Act of 1933, as amended, and the Exchange Act and the regulations thereunder; provided that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

            9.18 Modifications of Certain Documents. (a) Without the approval of the Majority Lenders, no Obligor will consent to any modification, supplement or waiver of any of the provisions of the Senior Subordinated Debt Documents (except any supplemental indenture contemplated by Section 1017(a) or (c) of the 1998 Indentures or any similar provision in any other Senior Subordinated Notes Indenture).

            (b) The Guarantor will not take any action to modify or supplement the Articles of Incorporation of the Company, other than modifications that do not adversely affect the interests of the Lenders, without the prior approval of the Majority Lenders.

            9.19 Ownership of the Company. The Guarantor will at all times hold not less than 100% of the issued and outstanding capital stock of the Company.


                                Credit Agreement

            9.20 Taxes. The Guarantor and its Subsidiaries will file consolidated Federal income tax returns.

            9.21 Subsidiary Guarantors; Additional Mortgaged Property.

            (a) In the event that the Guarantor shall, after the Effective Date, directly or indirectly hold or acquire any Domestic Subsidiary, the Guarantor will notify the Lenders (through the Administrative Agent) and will, and will cause each of its other Subsidiaries to, cause such Domestic Subsidiary (i) to execute and deliver a Guarantee Assumption Agreement in substantially the form of Exhibit H hereto, mutatis mutandis, (ii) at the request of the Majority Lenders, to enter into a Mortgage covering all of the interests in material real Property owned by such Domestic Subsidiary and (iii) to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as are consistent with those delivered by the Company pursuant to
Section 7.01 hereof or as the Administrative Agent shall have reasonably requested.

            (b) Subject to Section 9.24 hereof, if the Company or any of its Domestic Subsidiaries acquires or leases any material real Property after the Effective Date (other than any real Property encumbered by Liens permitted by Section 9.06(i) hereof), the Company or such Subsidiary will promptly execute a Mortgage covering the Property securing such repaid Indebtedness or such newly-acquired Property, as the case may be, together with such surveys, title insurance policies and endorsements, certificates of occupancy and such other agreements, estoppels and consents (including agreements with lessors) as the Administrative Agent may reasonably require. In addition, at the request of the Administrative Agent, the Company shall, or shall cause such Domestic Subsidiary to, execute a Mortgage covering any material Property that is owned or leased by such Domestic Subsidiary on the Effective Date for which a Mortgage has not heretofore been delivered, together with such surveys, title insurance policies and endorsements, certificates of occupancy and such other agreements, estoppels and consents (including agreements with lessors) as the Administrative Agent may reasonably require with respect to such Property and which are available upon the exercise by the Company and such Subsidiary of commercially reasonable efforts.

            (c) The Company will (i) not later than 90 days after the date hereof, execute and deliver to the Administrative Agent an amendment and confirmation or other appropriate modification to each Mortgage heretofore delivered by the Company or any of its Subsidiaries (as reasonably determined by the Administrative Agent), or at the reasonable request of the Administrative Agent, a new Mortgage with respect to the Property covered by such existing Mortgage in form and substance satisfactory to the Administrative Agent and (ii) not later than 90 days after the date hereof, cause the applicable title company to deliver to the Administrative Agent endorsements of the mortgagee policies of title insurance delivered by such title company under the Existing Credit Agreement (or, if such endorsements are not available, new mortgagee policies of title in sequence) with respect to Properties covered by the Mortgages (other than any such Properties located in the State of Texas and the leasehold Property of the Company located in the State of Florida), each such amendment or modification and endorsement to be in form and substance reasonably satisfactory to the Administrative Agent.


                                Credit Agreement

            9.22 Termination of ERISA Plans. The Company will not and will not permit any Subsidiary to withdraw from any Multiemployer Plan or permit any employee benefit plan maintained by it to be terminated if such withdrawal or termination could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) or the imposition of a Lien on any Property of the Company or any Subsidiary pursuant to Section 4068 of ERISA.

            9.23 Limitations on Restrictions. The Guarantor will not and will not permit any of its Subsidiaries to enter into any agreement or arrangement that would prohibit, prevent or otherwise limit or impede the Guarantor or such Subsidiary from encumbering any of its respective assets for the benefit of the Lenders (other than any such assets subject to a Lien permitted by Section 9.06(i), (j) or (p) hereof).

            9.24 Release of Security Interests. If at any time the Guarantor or the Company shall receive an investment grade rating from both Standard & Poor's Ratings Services and Moody's Investors Service, Inc. in respect of the Guarantor's or the Company's long-term unsecured debt, the Administrative Agent shall, upon the request of the Company, release the Liens on all the Property covered by the Security Documents.

            Section 10. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

            (a) Any Obligor shall (i) default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of any Loan or any Reimbursement Obligation or (ii) default in the payment when due of any interest on any Loan or any Reimbursement Obligation or any fee or any other amount payable by it hereunder or under any other Credit Document and such default shall continue unremedied for three or more Business Days; or

            (b) Any Obligor or any of their respective Subsidiaries (the Obligors and such Subsidiaries herein collectively called the "Relevant Parties") shall default in the payment when due of any principal of or interest on any of its Indebtedness aggregating $10,000,000 or more, or in the payment when due of any amount under any Hedging Agreement for a notional principal amount exceeding $10,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Hedging Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of any such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof or, in the case of a Hedging Agreement, to permit the payments owing under such Hedging Agreement to be liquidated; or

            (c) Any representation, warranty or certification made or deemed made herein or in any Credit Document (or in any modification or supplement hereto or thereto) by any party thereto, or any certificate furnished to any Lender or the Administrative Agent


                                Credit Agreement
      pursuant to the provisions of any Credit Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

            (d) Any Obligor (as applicable) shall default in the performance of any of its obligations under any of Sections 9.01(i), 9.05 through 9.14, inclusive, 9.16 through 9.19, inclusive, and 9.23 hereof or any Credit Party (as applicable) shall default in the performance of any of its obligations under Section 4.02, 5.02 or 5.07 of the Security Agreement or the equivalent provisions under the Subsidiary Guarantee and Security Agreement, Section 4.02 or 4.07 of the Pledge Agreement or any provisions of any Mortgage (or any Domestic Subsidiary shall default in the performance of its obligations under the equivalent provisions in any Guarantee and Security Agreement delivered pursuant to Section 9.21 hereof); or any Credit Party shall default in the performance of any of its other obligations in this Agreement or any other Credit Document and such default shall continue unremedied for a period of ten or more days after notice thereof to the Company by the Administrative Agent or any Lender (through the Administrative Agent); or

            (e) Any Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (f) Any Relevant Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code (or any other applicable bankruptcy, insolvency or similar law) or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

            (g) A proceeding or case shall be commenced, without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Relevant Party or of all or any substantial part of its Property or (iii) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Relevant Party shall be entered in an involuntary case under the Bankruptcy Code (or any other applicable bankruptcy, insolvency or similar law); or

            (h) A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has not denied liability, or indicated its intention to deny, in respect of


                                Credit Agreement
      such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Relevant Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and such Relevant Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

            (i) An event or condition specified in Section 9.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur or in the reasonable opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) that, in the determination of the Majority Lenders, could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; or

            (j) A reasonable basis shall exist for the assertion against the Company or any of its Subsidiaries, or any predecessor in interest of the Company or any of its Subsidiaries or Affiliates, of (or there shall have been asserted against the Company or any of its Subsidiaries) an Environmental Claim that, in the judgment of the Majority Lenders is reasonably likely to be determined adversely to the Company or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Company or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor); or

            (k) Any Change of Control shall have occurred; or

            (l) Except for expiration in accordance with its terms or a voluntary release by the Administrative Agent on behalf of the Administrative Agent and the Lenders, including without limitation any release of Liens permitted under Section 9.24 or 11.09 hereof, the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section
      9.06 hereof or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by either Obligor or any Subsidiary Guarantor;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 10 with respect to any Obligor, the Administrative Agent shall, at the direction of the Majority Lenders (or, with respect to Swingline Loans, upon request of the Swingline Lender), by notice to the Obligors, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans (including the Swingline Loans), the Reimbursement Obligations and all other amounts payable by the


                                Credit Agreement

Obligors hereunder (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) to be forthwith due and payable (provided that if so requested by the Majority Revolving Credit Lenders, the Administrative Agent shall terminate the Revolving Credit Commitments), whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 10 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans, the Swingline Loans, the Reimbursement Obligations and all other amounts payable by the Obligors hereunder (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

            In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Revolving Credit Loans and all other amounts payable by the Company hereunder to be due and payable), the Company agrees that it shall, if requested by the Administrative Agent or the Majority Revolving Credit Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 10 with respect to either Obligor, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities and be subject to withdrawal only as therein provided.

            Section 11. The Administrative Agent.

            11.01 Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Credit Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

            (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, and shall not by reason of this Agreement or any other Credit Document be a trustee for any Lender;

            (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Credit Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or any other document referred to or provided


                                Credit Agreement
      for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder;

            (c) shall not, except to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; and

            (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee (or Registered Holder, as the case may be) of a Loan as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Company to such assignment or transfer (to the extent provided in Section 12.06(b) hereof).

            11.02 Reliance by Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by the Majority Revolving Credit Lenders, the Majority Term Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

            11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders or, if provided herein, the Majority Revolving Credit Lenders or the Majority Term Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the


                                Credit Agreement
consent or upon the authorization of the Majority Lenders, the Majority Revolving Credit Lenders, the Majority Term Lenders or all of the Lenders.

            11.04 Rights as a Lender. With respect to its Commitments, its Swingline Commitment and the Loans made by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender or the Swingline Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" or "Swingline Lender" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Chase (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and Chase (and any such successor) and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders or the Swingline Lender.

            11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.03 hereof, but without limiting the obligations of the Obligors under said Section 12.03, and including in any event any payments under any indemnity that the Administrative Agent is required to issue to any bank referred to in Section
4.02 of the Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made) ratably in accordance with the aggregate principal amount of the Loans and Reimbursement Obligations held by the Lenders (or, if no Loans or Reimbursement Obligations are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Credit Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Obligors are obligated to pay under Section 12.03 hereof, and including also any payments under any indemnity that the Administrative Agent is required to issue to any bank referred to in Section
4.02 of the Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

            11.06 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Guarantor and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender,


                                Credit Agreement
and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Credit Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Credit Party of this Agreement or any of the other Credit Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Guarantor or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the Security Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Guarantor or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

            11.07 Failure to Act. Except for action expressly required of the Administrative Agent hereunder and under the other Credit Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

            11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Obligors, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a bank with a combined capital and surplus and undivided profits of at least $300,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Agent, the provisions of this
Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

            11.09 Consents under Other Credit Documents. Except as otherwise provided in Section 12.04 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Credit Documents or release any collateral under the Security Documents or terminate any Lien thereunder, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the collateral under the Security Documents or


                                Credit Agreement
otherwise terminate the Liens with respect to such collateral, except that no consent of any Lender under this Section 11.09 shall be required, and the Administrative Agent is hereby authorized, to release any Lien (i) covering Property that is the subject of a disposition of Property permitted hereunder,
(ii) as contemplated by Section 9.24 hereof or (iii) with respect to any Property transferred in connection with the Receivables Financing (which release shall be deemed to have occurred without any further action of any Person upon such transfer). The Administrative Agent shall take any action reasonably requested by the Company (at the Company's sole cost and expense) to release the Liens created under the Security Documents on any Receivables and Related Assets transferred in connection with the Receivables Financing.

            11.10 Collateral Sub-Agents. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by Section 4.03 of the Security Agreement, that, in the event it shall hold any Permitted Investments referred to therein, such Permitted Investments shall be held in the name and under the control of such Lender, and such Lender shall hold such Permitted Investments as a collateral sub-agent for the Administrative Agent thereunder. The Obligors by their execution and delivery of this Agreement hereby consent to the foregoing.

            Section 12. Miscellaneous.

            12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            12.02 Notices. Except as otherwise expressly provided herein or in the Security Documents, all notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the Administrative Agent or the Obligors at the "Address for Notices" specified below its name on the signature pages hereof (below the name of the Company, in the case of the Guarantor) and for any Lender at the address specified in its Administrative Questionnaire; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            12.03 Expenses, Etc. The Obligors agree, jointly and severally, to pay or reimburse each of the Lenders and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the extension of credit hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Credit Documents (whether or not consummated); (b) all


                                Credit Agreement
reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel for the Administrative Agent and one legal counsel for the Lenders) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 12.03; (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Credit Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Credit Document or any other document referred to therein; and (d) all costs, expenses and other charges in respect of title insurance procured with respect to the Liens created pursuant to the Mortgages.

            The Obligors hereby agree, jointly and severally, to indemnify the Administrative Agent and each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender, whether or not the Administrative Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Guarantor or any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses that are determined by a court of competent jurisdiction by a final and non-appealable judgment to have been incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or solely by reason of a breach of this Agreement by such Person). Without limiting the generality of the foregoing, the Obligors will (x) indemnify the Administrative Agent for any payments that the Administrative Agent is required to make under any indemnity issued to any bank referred to in Section 4.02 of the Security Agreement to which remittances in respect to Accounts, as defined therein, are to be made and (y) indemnify the Administrative Agent and each Lender from, and hold the Administrative Agent and each Lender harmless against, any losses, liabilities, claims, damages or expenses described in the preceding sentence (including any Lien filed against any Property covered by the Mortgages or any part of the Property thereunder in favor of any governmental entity, but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Company or any of its Subsidiaries (or any predecessor in interest to the Company or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased at any time by the Company or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials at or


                                Credit Agreement
from any such site or facility, including any such Release or threatened Release that shall occur during any period when the Administrative Agent or any Lender shall be in possession of any such site or facility following the exercise by the Administrative Agent or any Lender of any of its rights and remedies hereunder or under any of the Security Documents.

            12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Guarantor, the Company and the Majority Lenders, or by the Guarantor, the Company and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that (a) no modification, supplement or waiver shall, (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 4.02 hereof without the consent of each Lender directly affected thereby, (v) release all or substantially all of the Guarantors from any of their guarantee obligations under Section 6 hereof without the written consent of each Lender, (vi) change any of the provisions of this Section or the percentage in the definition of the term "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender and (vii) change Section 12.06(a) hereof without the consent of each Lender directly affected thereby; (b) no modification, supplement or waiver shall (i) modify in any manner any of Sections 2.01(a), 2.03, 9.01(g) and 9.01(j) hereof or (ii) modify the definition of the term "Letter of Credit Documents", "Letter of Credit Interest", or "Letter of Credit Liability", without the consent of the Majority Revolving Credit Lenders; (c) no waiver or modification with respect to Section 1402 or 1502 of the 1998 Indenture or any similar provision in any other Senior Subordinated Notes Indenture shall be effective without the consent of the Lenders holding at least 66 2/3% of the sum of (i) the aggregate unused Commitments, (ii) the aggregate unpaid principal amount of the Loans (other than the Swingline Loans) and (iii) the aggregate amount of all Letter of Credit Liabilities; (d) any modification of any of the rights or obligations of the Administrative Agent or the Issuing Bank hereunder (including, without limitation, any of the provisions of Section 11.08 hereof) shall require the consent of the Administrative Agent or the Issuing Bank (as the case may be); and (e) no modification, supplement or waiver with respect to any provision of Section 2.01(d) or 2.02(b) hereof shall be effective without the concurrence of the Swingline Lender and, if at the time any Swingline Loans shall be outstanding, no modification, supplement or waiver with respect to any provision of Section 9 or 10 hereof shall be effective without the concurrence of the Swingline Lender.

            12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            12.06 Assignments and Participations.


                                Credit Agreement

            (a) No Obligor may assign any of its rights or obligations hereunder without the prior consent of all of the Lenders and the Administrative Agent.

            (b) Each Lender may assign any of its Loans, its Commitments, and, if such Lender is a Revolving Credit Lender, its Letter of Credit Interest and its interest acquired under Section 2.01(d) hereof in Swingline Loans (but only with the consent of, in the case of its outstanding Commitments, the Company and the Administrative Agent and, in the case of the Revolving Credit Commitment or a Letter of Credit Interest, the Issuing Bank); provided that

            (i) no such consent by the Company or the Administrative Agent shall be required in the case of any assignment to another Lender or a Lender Affiliate of such assigning Lender;

            (ii) except to the extent the Company and the Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender or a Lender Affiliate) shall be in an amount at least equal to $5,000,000 (or, if less, the aggregate unpaid principal amount of the Loans and the aggregate Commitments of such Lender);

            (iii) each such assignment by a Lender of its Revolving Credit Loans, Revolving Credit Commitment or Letter of Credit Interest shall be made in such manner so that the same portion of its Revolving Credit Loans, Revolving Credit Commitment and Letter of Credit Interest is assigned to the respective assignee;

            (iv) upon each such assignment, the assignor and assignee shall deliver to the Company, the Administrative Agent and the Issuing Bank an Assignment and Acceptance; and

            (v) no consent required of the Company or the Administrative Agent under this Section 12.06(b) shall be unreasonably withheld or delayed.

Upon execution and delivery by the assignor and the assignee to the Company, the Administrative Agent and the Issuing Bank of such Assignment and Acceptance, and upon consent thereto by the Company, the Administrative Agent and the Issuing Bank to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Company, the Administrative Agent and the Issuing Bank), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Loans and, if applicable, Letter of Credit Interest (or portions thereof) assigned to it and specified in such Assignment and Acceptance (in addition to the Commitment(s), Loans and Letter of Credit Interest, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment the assigning Lender or such assignee, as applicable, shall pay the Administrative Agent an assignment fee of $3,500; provided that in the case of any such assignment to a Proposed Lender (as defined in Section 5.08 hereof), such assignment fee shall be paid by the Company.

            (c) A Lender may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans or Letter of Credit Interest held by it, or in its Commitments, in


                                Credit Agreement
which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Section 9.01(j) hereof with respect to its participation in such Loans, Letter of Credit Interest and Commitments as if (and the Company shall be directly obligated to such Participant under such provisions as if) such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 4.07(c) hereof, shall not have any other rights or benefits under this Agreement or any other Credit Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Company to any Lender under Section 5 hereof in respect of Loans, Letter of Credit Interest held by it, and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans, Letter of Credit Interest and Commitments, and as if such Lender were funding each of such Loan, Letter of Credit Interest and Commitments in the same way that it is funding the portion of such Loan, Letter of Credit Interest and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Lender's related Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans, Reimbursement Obligations or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) alter the rights or obligations of the Company to prepay the related Loans or
(vi) consent to any modification, supplement or waiver hereof or of any of the other Credit Documents to the extent that the same, under Section 11.09 or 12.04 hereof, requires the consent of each Lender.

            (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may (without notice to the Company, the Administrative Agent or any other Lender and without payment of any fee) pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

            (e) A Lender may furnish any information concerning the Obligors or any of their respective Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.12(b) hereof.

            (f) Anything in this Section 12.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or Reimbursement Obligation held by it hereunder to the Company or any of its Affiliates or Subsidiaries without the prior consent of each Lender.


                                Credit Agreement

            (g) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            12.07 Survival. The obligations of the Obligors under the last paragraph of Section 2.03 hereof and under Sections 5.01, 5.05, 5.06, 5.07 and
12.03 hereof and the obligations of the Credit Parties (as applicable) under
Section 6.03 of the Security Agreement, Section 7.03 of the Subsidiary Guarantee and Security Agreement, and Section 4.13 of the Pledge Agreement, the obligations of the Guarantor under Section 6.03 hereof, and the obligations of the Lenders under Section 11.05 hereof, shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit Interest hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of a Loan or a Letter of Credit), herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder (whether by means of a Loan or a Letter of Credit), any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

            12.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            12.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            12.10 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to the Credit Documents or the transactions contemplated hereby. Each Obligor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any


                                Credit Agreement
claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            12.11 Waiver of Jury Trial. EACH OF THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            12.12 Treatment of Certain Information; Confidentiality.

            (a) Each Obligor acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Obligor or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each Obligor hereby authorizes each Lender to share any information delivered to such Lender by such Obligor and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, with any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments.

            (b) Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Obligor pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or the Administrative Agent, (iii) to regulatory personnel, auditors or accountants, (iv) to the Administrative Agent or any other Lender (or to Chase Securities, Inc.), (v) in connection with any litigation related to the transactions contemplated by the Credit Agreement or the other Credit Documents to which the Administrative Agent or any of the Lenders is a party,
(vi) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (vii) to (A) any assignee or participant (or prospective assignee or participant) or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Guarantor and its obligations so long as such assignee, participant (or prospective assignee or participant) or prospective counterparty first executes and delivers to the respective Lender a confidentiality agreement containing substantially the terms set forth in this
Section 12.12 (or executes and delivers to such Lender an acknowledgement to the effect that it is bound by the provisions of this Section 12.12(b), which acknowledgement may be included as part of the respective assignment or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans or Letter of Credit Interest hereunder); provided, further, that in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by any Obligor. The obligations of any


                                Credit Agreement
assignee that has executed a confidentiality agreement containing substantially the terms set forth in this Section 12.12 shall be superseded by this Section
12.12 upon the date upon which such assignee becomes a Lender hereunder pursuant to Section 12.06(b) hereof.


                                Credit Agreement

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    UNITED STATIONERS SUPPLY CO.

                                    By __________________________________
                                       Title:

                                    Address for Notices:

                                    2200 East Golf Road
                                    Des Plaines, Illinois  60016-1267

                                    Attention: Chief Financial Officer
                                               (with a copy to the General
                                               Counsel's Office)

                                    Telecopier No.: (847) 699-4716

                                    Telephone No.: (847) 699-5000 x2135


                                    UNITED STATIONERS INC.

                                    By __________________________________
                                       Title:

                                    Address for Notices:

                                    2200 East Golf Road
                                    Des Plaines, Illinois  60016-1267

                                    Attention: Chief Financial Officer
                                               (with a copy to the General
                                               Counsel's Office)

                                    Telecopier No.: (847) 699-4716

                                    Telephone No.: (847) 699-5000 x2135


                                Credit Agreement

                                    LENDERS

                                    THE CHASE MANHATTAN BANK

                                    By __________________________________
                                       Title:


                                    BANK ONE, NA,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                    ARAB BANKING CORPORATION
                                       (B.S.C.)

                                    By __________________________________
                                       Title:


                                    BANK OF AMERICA, N.A.,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                    HIBERNIA NATIONAL BANK

                                    By __________________________________
                                       Title:


                                Credit Agreement

                                    THE BANK OF NEW YORK

                                    By __________________________________
                                       Title:


                                    BANK OF SCOTLAND

                                    By __________________________________
                                       Title:


                                    COMERICA BANK,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:

                                    By __________________________________
                                       Title:


                                    ALLFIRST BANK,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By __________________________________
                                       Title:


                                Credit Agreement

                                    KEY CORPORATE CAPITAL INC.,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                    NATIONAL BANK OF CANADA,
                                       a Canadian Chartered Bank

                                    By __________________________________
                                       Title:

                                    By __________________________________
                                       Title:


                                    TRANSAMERICA BUSINESS CREDIT
                                       CORP.

                                    By __________________________________
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By __________________________________
                                       Title:


                                    WACHOVIA BANK, N.A.,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                Credit Agreement

                                    THE DAI-ICHI KANGYO BANK, LTD.

                                    By __________________________________
                                       Title:


                                    DEUTSCHE FINANCIAL SERVICES

                                    By __________________________________
                                       Title:


                                    THE FUJI BANK, LIMITED

                                    By __________________________________
                                       Title:


                                    THE MITSUBISHI TRUST AND BANKING CORPORATION

                                    By __________________________________
                                       Title:


                                    NATIONAL CITY BANK

                                    By __________________________________
                                       Title:


                                    BNP PARIBAS

                                    By __________________________________
                                       Title:

                                    By __________________________________
                                       Title:


                                Credit Agreement

                                    MICHIGAN NATIONAL BANK

                                    By __________________________________
                                       Title:


                                    THE NORTHERN TRUST COMPANY

                                    By __________________________________
                                       Title:


                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.,
                                    Individually and as Co-Agent

                                    By __________________________________
                                       Title:


                                Credit Agreement

                                    THE CHASE MANHATTAN BANK,
                                       as Administrative Agent

                                    By __________________________________
                                       Title:

                                    Address for Notices to Chase, as
                                       Administrative Agent:

                                    The Chase Manhattan Bank
                                    1 Chase Manhattan Plaza, 8th Floor,
                                    New York, New York 10081
                                    Attention:  Loan and Agency Services Group

                                    Telecopier No.: (212) 552-7500


                                Credit Agreement

                                                                         ANNEX I

                             Commitments and Lenders

-------------------------------------------------------------------------------------
                                    Revolving      Tranche A Term     Tranche A-1
                                     Credit       Loan Commitment      Term Loan
             Lender               Commitment ($)         ($)         Commitment ($)
             ------               --------------         ---         --------------
-------------------------------------------------------------------------------------
The Chase Manhattan Bank            15,625,000.00      3,259,192.85             0.00
-------------------------------------------------------------------------------------
Bank One, NA                        19,375,000.00      4,041,398.87    12,500,000.00
-------------------------------------------------------------------------------------
Arab Banking Corporation
(B.S.C.)                            14,375,000.00      2,998,457.21     7,500,000.00
-------------------------------------------------------------------------------------
Bank of America, N.A.               13,750,000.00      2,868,089.53    12,500,000.00
-------------------------------------------------------------------------------------
PNC Bank, National Association      13,750,000.00      2,868,089.53    10,000,000.00
-------------------------------------------------------------------------------------
Hibernia National Bank              13,125,000.00      2,737,721.80             0.00
-------------------------------------------------------------------------------------
The Bank of New York                10,000,000.00      2,085,883.28             0.00
-------------------------------------------------------------------------------------
Bank of Scotland                    10,000,000.00      2,085,883.28     4,500,000.00
-------------------------------------------------------------------------------------
Comerica Bank                       10,000,000.00      2,085,883.28    10,000,000.00
-------------------------------------------------------------------------------------
Allfirst Bank                       10,000,000.00      2,085,883.27    10,000,000.00
-------------------------------------------------------------------------------------
General Electric Capital            10,000,000.00      2,085,883.28             0.00
Corporation
-------------------------------------------------------------------------------------
Key Corporate Capital Inc.          10,000,000.00      2,085,883.28    10,000,000.00
-------------------------------------------------------------------------------------
National Bank of Canada, a          10,000,000.00      2,085,883.28             0.00
Canadian Chartered Bank
-------------------------------------------------------------------------------------
Transamerica Business Credit        10,000,000.00      2,085,883.28     5,500,000.00
Corp.
-------------------------------------------------------------------------------------
Union Bank of California, N.A.      10,000,000.00      2,085,883.28     7,500,000.00
-------------------------------------------------------------------------------------
Wachovia Bank, N.A.                 10,000,000.00      2,085,883.28    10,000,000.00
-------------------------------------------------------------------------------------
The Dai-Ichi Kangyo Bank, Ltd.       7,812,500.00      1,629,596.32             0.00
-------------------------------------------------------------------------------------
Deutsche Financial Services          7,812,500.00      1,629,596.32             0.00
-------------------------------------------------------------------------------------
The Fuji Bank, Limited               7,812,500.00      1,629,596.32     4,500,000.00
-------------------------------------------------------------------------------------
The Mitsubishi Trust and             7,812,500.00      1,629,596.32     7,500,000.00
Banking Corporation
-------------------------------------------------------------------------------------
National City Bank                   7,812,500.00      1,629,596.32     7,500,000.00
-------------------------------------------------------------------------------------
BNP Paribas                          7,812,500.00      1,629,596.32     7,500,000.00
-------------------------------------------------------------------------------------
Michigan National Bank               6,875,000.00      1,434,044.75     5,500,000.00
-------------------------------------------------------------------------------------
The Northern Trust Company           6,250,000.00      1,303,677.07     7,500,000.00
-------------------------------------------------------------------------------------
Bank Austria Creditanstalt                   0.00              0.00    10,000,000.00
Corporate Finance, Inc.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Total:                             250,000,000.00     52,147,082.32   150,000,000.00
-------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                          UNITED STATIONERS SUPPLY CO.

====================================================================================================================================
     Jurisdiction                  Debtor and Address         Secured Party and Address        File Date    File Number       Type
====================================================================================================================================
Arizona Secretary of          United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     827094           UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Arizona Secretary of          United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     827094           ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Maricopa County, AZ           United Stationers Supply Co.   The Chase Manhattan Bank          04/06/95     95-0190659       UCC1
                              2200 East Golf Road            1 Chase Manhattan Plaza
                              Des Plaines, IL 60016          New York, New York 10081
====================================================================================================================================
Maricopa County, AZ           United Stationers Supply Co.   The Chase Manhattan Bank          04/06/95     95-0190660       UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Arizona Secretary of          United Stationers Supply Co.   Compaq Financial Services         02/02/00     1102700          UCC-1
State                         2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     9510260401       UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          02/19/97     9510260401       ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          12/27/99     9510260401       CONT
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          04/18/95     9511160767       UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================

====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          02/19/97     9511160767       ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          12/27/99     9511160767       CONT
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          05/12/95     9513661297       UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          02/19/97     9513661297       ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          12/27/99     9513661297       CONT
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
California Secretary of       United Stationers Supply Co.   Compaq Financial Services         03/14/00     7560754          UCC-1
State                         2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Sacramento County, CA         United Stationers Supply Co.   The Chase Manhattan Bank          04/20/95     950420/1098      UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Sacramento County, CA         United Stationers Supply Co.   The Chase Manhattan Bank          04/12/00     950420/1098      Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Sacramento County, CA         United Stationers Supply Co.   The Chase Manhattan Bank          04/04/00     2000404/0217     Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Sacramento County, CA         United Stationers Supply Co.   The Chase Manhattan Bank          04/04/00     2000404/0218     Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Sacramento County, CA         United Stationers Supply Co.   The Chase Manhattan Bank          04/20/95     950420/1098      Fixt
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================

====================================================================================================================================
Sacramento County, CA         United Stationers Supply Co.   The Chase Manhattan Bank          04/12/00     950420/1098      Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Colorado Central Index        United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     952027471        UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Colorado Central Index        United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     952027471        Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Colorado Central Index        United Stationers Supply Co.   The Chase Manhattan Bank          06/23/97     952027471        Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Colorado Central Index        United Stationers Supply Co.   Compaq Financial Services         02/02/00     20002009664      UCC1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016          100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Hillsborough County, FL       United Stationers Supply Co.   The Chase Manhattan Bank          04/04/95     7715/1657        UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Hillsborough County, FL       United Stationers Supply Co.   The Chase Manhattan Bank          12/29/99     9982/1895        Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Gwinnett County, GA           United Stationers Supply Co.   The Chase Manhattan Bank          04/06/95     1995-3157        UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Gwinnett County, GA           United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     1995-3157        Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Gwinnett County, GA           United Stationers Supply Co.   The Chase Manhattan Bank          12/30/99     1995-3157        Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Gwinnett County, GA           United Stationers Supply Co.   The Chase Manhattan Bank          06/01/98     98-6641          UCC1
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================

====================================================================================================================================
Gwinnett County, GA           United Stationers Supply Co.   Compaq Financial Services         02/02/00     00-1250          UCC1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016          100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Gwinnett County, GA           United Stationers Supply       John O. Adams Jr.                 08/05/99     1028/68          FIFA
                                                             PO Box 1370
                                                             Decautur, GA 30031
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     3387140          UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          03/05/97     3387140          ASSIGN
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          04/16/98     3387140          AMEND
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          01/13/00     3387140          CONT
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     3387141          UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          03/05/97     3387141          ASSIGN
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          04/16/98     3387141          AMEND
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   The Chase Manhattan Bank          01/13/00     3387141          CONT
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================

====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   StorageTek Distributed Systems    07/17/95     3423540          UCC-1
                              2200 East Golf Road            Divisions, Inc.
                              Des Plaines, IL 60016-1267     801 Warrenville Road
                                                             Lisle, IL 60532
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   AT&T Systems Leasing              10/18/95     3423540          ASSIGN
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     2555 Telegraph Road
                                                             Bloomfield Hills, MI 48303
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   Sumner Group Inc.                 10/17/97     3751672          UCC-1
                              2200 East Golf Road            P.O. Box 2222/2121 Hampton
                              Des Plaines, IL 60016-1267     St Louis, MO 63139
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   Sumner Group Inc.                 10/17/97     3751673          UCC-1
                              2200 East Golf Road            P.O. Box 2222/2121 Hampton
                              Des Plaines, IL 60016-1267     St Louis, MO 63139
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   USS Receivables Company,          04/02/98     3827955          UCC-1
                              2200 East Golf Road            Ltd.
                              Des Plaines, IL 60016-1267     2200 E. Golf Road
                                                             Des Plaines, IL 60016
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   Mellon First United Leasing       08/23/99     4083042          UCC-1
                              810 Kimberly Street            100 Corporate North
                              Carol Stream, IL 60188         Bannockburn, IL 60015
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   Sumner Group Inc.                 10/20/99     4111187          UCC-1
                              2200 East Golf Road            P.O. Box 2222/2121 Hampton
                              Des Plaines, IL 60016-1267     St Louis, MO 63139
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   Compaq Financial Services         10/29/99     4116203          UCC-1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Illinois Secretary of State   United Stationers Supply Co.   Compaq Financial Services         02/18/00     4160462          UCC-1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================

====================================================================================================================================
Cook County, IL               United Stationers Supply Co.   Illinois Department of Revenue    05/25/00     381335           STL
                              2200 East Golf Road            Lien Unit
                              Des Plaines, IL 60016-1267     PO Box 19035
                                                             Springfiled, IL 62794
====================================================================================================================================
Du Page County, IL            United Stationers Supply Co.   Oce Office Systems                03/25/96     960-0921         UCC1
                              2200 East Golf Road            5450 N. Cumberline
                              Des Plaines, IL 60016          Chicago, IL 60666
====================================================================================================================================
Marion County, IN             United Stationers Supply Co.   The Chase Manhattan Bank          04/06/95     03228            Fixt
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Marion County, IN             United Stationers Supply Co.   The Chase Manhattan Bank          04/01/97     03228            Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Marion County, IN             United Stationers Supply Co.   The Chase Manhattan Bank          01/24/00     03228            Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60020          Jericho, NY 11753
====================================================================================================================================
Jefferson Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     28198246         UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Jefferson Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          02/1897      28198246         ASSIGN
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Jefferson Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          04/06/98     28198246         AMEND
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Jefferson Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          12/29/99     28198246         Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
LaFayette Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          04/07/95     362200           UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
LaFayette Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     362200           Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================

====================================================================================================================================
LaFayette Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          04/15/98     362200           Amend
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
LaFayette Parish, LA          United Stationers Supply Co.   The Chase Manhattan Bank          12/29/99     362200           Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Maryland Secretary of State   United Stationers Suppy Co.    Dana Commerical Credit            05/12/93     131328048        UCC-1
                              7441 Candlewood Rd.            Corporation
                              Hanover, MD 21076              201 West Big Beaver Rd
                                                             Troy, MI 48084
====================================================================================================================================
Maryland Secretary of         United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     151018445        UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Maryland Secretary of         United Stationers Supply Co.   The Chase Manhattan Bank          02/18/95     151018445        ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Maryland Secretary of         United Stationers Supply Co.   The Chase Manhattan Bank          04/19/95     151107596        UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Maryland Secretary of         United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     151107596        ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Maryland Secretary of         United Stationers Supply Co.   The Chase Manhattan Bank          05/02/95     151228348        UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Maryland Secretary of         United Stationers Supply Co.   Compaq Financial Services         02/02/00     181034770        UCC-1
State                         2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Anne Arundel County,          United Stationers Supply Co.   Dana Commercial Credit            05/21/93     289051           UCC-1
MD                            7441 Candlwood Rd.             Corporation                                    Vol594Pg111
                              Hanover, MD 21076              201 West Big Beaver Road
                                                             Troy, MI 48084
====================================================================================================================================

====================================================================================================================================
Anne Arundel County,          Pate, Calvin S.                Ford Motor Credit Company         01/31/95     Bk104Pg34        JL
MD                            POE United Stationers          Central Collections Dept.
                              7441 Candlewood Rd.            PO BOX 3187
                              Hanover, MD 21076              Melvinindale, MD 48122
====================================================================================================================================
Middlesex County, MA          United Stationers Supply Co.   The Chase Manhattan Bank          04/04/95     25266/349        UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Middlesex County, MA          United Stationers Supply Co.   The Chase Manhattan Bank          02/21/97     25266/349        Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Middlesex County, MA          United Stationers Supply Co.   The Chase Manhattan Bank          01/11/00     25266/349        Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Woburn City, MA               United Stationers Supply Co.   The Chase Manhattan Bank          04/18/95     M-352            UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Woburn City, MA               United Stationers Supply Co.   The Chase Manhattan Bank          02/19/97     M-352            Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Woburn City, MA               United Stationers Supply Co.   The Chase Manhattan Bank          12/28/99     M-352            Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Dakota County, MN             United Stationers Supply Co.   The Chase Manhattan Bank          04/24/95     262064           UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Dakota County, MN             United Stationers Supply Co.   The Chase Manhattan Bank          02/21/97     262064           Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Dakota County, MN             United Stationers Supply Co.   The Chase Manhattan Bank          12/30/99     262064           Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Dakota County, MN             United Stationers Supply Co.   The Chase Manhattan Bank          05/15/95     319493/          FIXT
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.                   1276974
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Clay County, MO               United Stationers Supply Co.   The Chase Manhattan Bank          04/05/95     H160242          UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================

====================================================================================================================================
Clay County, MO               United Stationers Supply Co.   The Chase Manhattan Bank          03/17/97     H160242          Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Clay County, MO               United Stationers Supply Co.   The Chase Manhattan Bank          12/28/99     H160242          Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Clay County, MO               United Stationers Supply Co.   Compaq Financial Services         02/02/00     H171209          UCC1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016          100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
New Jersey Secretary of State United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     1629135          UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
New Jersey Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          02/28/97     1629135          ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
New Jersey Secretary of       United Stationers Supply Co.   The Chase Manhattan Bank          01/24/00     1629135          CONT
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
New Jersey Secretary of       United Stationers Supply       Mellon First United Leasing       12/05/96     1736911          UCC-1
State                         77 Executive                   100 Corporate North
                              Edison, NJ., 08817             Bannockburn, IL 60015
====================================================================================================================================
New Jersey Secretary of       United Stationers Supply Co.   Compaq Financial Services         02/02/00     1954719          UCC-1
State                         2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Green County, NY              United Stationers Supply Co.   U.S. Materials Handling Crop.     09/19/96     96/566           UCC-1
                              PO BOX 366                     PO Box 366
                              2231 State Route 5             2231 State Route 5
                              Utica, NY 13502                Utica, NY 13502
====================================================================================================================================
Green County, NY              United Stationers Supply Co.   Desmoureau Vending Corp.          11/20/96     96/722           UCC-1
                              Rte 9W                         421 old Niskayuna Rd.
                              Coxsackie, NY                  Latham, NY 1220
====================================================================================================================================

====================================================================================================================================
Green County, NY              United Stationers Supply Co.   Desmoureau Vending Corp.          11/20/96     96/723           UCC-1
                              Rte 9W                         421 old Niskayuna Rd.
                              Coxsackie, NY 12051            Latham, NY 1220
====================================================================================================================================
Green County, NY              United Stationers Supply Co.   Desmoureau Vending Corp.          11/20/96     96/724           UCC-1
                              Rte 9W                         421 old Niskayuna Rd.
                              Coxsackie, NY 12051            Latham, NY 1220
====================================================================================================================================
Green County, NY              United Stationers Supply Co.   U.S. Material Handling            01/10/97     96/16            UCC-1
                              High 9 W & Wolf Road           Route 5 Herkimer Road
                              Coxsackie, NY 12051            Utica, NY 73503
====================================================================================================================================
Green County, NY              United Stationers Supply Co.   Compaq Financial Services         02/03/00     2000/78          UCC-1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Mecklenburg County, NC        United Stationers Supply Co.   The Chase Manhattan Bank          04/03/95     4502             Fixt
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016          Brooklyn, NY 11245
====================================================================================================================================
Mecklenburg County, NC        United Stationers Supply Co.   The Chase Manhattan Bank          02/19/97     4502             Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Mecklenburg County, NC        United Stationers Supply Co.   The Chase Manhattan Bank          12/30/99     4502             Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Mecklenburg County, NC        United Stationers Supply Co.   Compaq Financial Services         02/02/00     959              UCC1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016          100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Butler County, OH             United Stationers Supply Co.   The Chase Manhattan Bank          04/03/95     95-9201          UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60017          Brooklyn, NY 11245
====================================================================================================================================
Butler County, OH             United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     95-9201          Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60018          Jericho, NY 11753
====================================================================================================================================
Butler County, OH             United Stationers Supply Co.   The Chase Manhattan Bank          01/18/00     95-9201          Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60019          Jericho, NY 11753
====================================================================================================================================

====================================================================================================================================
Franklin County, OH           United Stationers Supply Co.   The Chase Manhattan Bank          04/06/95     04380E19         UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60020          Brooklyn, NY 11245
====================================================================================================================================
Franklin County, OH           United Stationers Supply Co.   The Chase Manhattan Bank          02/20/97     04380E19         Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60021          Jericho, NY 11753
====================================================================================================================================
Franklin County, OH           United Stationers Supply Co.   The Chase Manhattan Bank          12/28/99     04380E19         Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60022          Jericho, NY 11753
====================================================================================================================================
Franklin County, OH           United Stationers Supply Co.   The Chase Manhattan Bank          05/30/95     04424I13         UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60023          Brooklyn, NY 11245
====================================================================================================================================
Franklin County, OH           United Stationers Supply Co.   The Chase Manhattan Bank          02/20/97     04424I13         Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60024          Jericho, NY 11753
====================================================================================================================================
Franklin County, OH           United Stationers Supply Co.   The Chase Manhattan Bank          12/28/99     04424I13         Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60025          Jericho, NY 11753
====================================================================================================================================
Summit Co., OH                United Stationers Supply Co.   Compaq Financial Services         02/02/00     21039883         UCC-1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Oklahoma County, OK           United Stationers Supply Co.   Compaq Financial Services         02/02/00     5881             UCC-1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Oregon Secretary of           United Stationers Supply, Co.  The Chase Manhattan Bank          04/05/95     S47189/          UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor                 261035
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Oregon Secretary of           United Stationers Supply, Co.  The Chase Manhattan Bank          02/25/97     S47189/          ASSIGN
State                         2200 East Golf Road            200 Jericho Quadrangle                         261035
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================

====================================================================================================================================
Oregon Secretary of           United Stationers Supply, Co.  The Chase Manhattan Bank          12/29/97     S47189/          CONT
State                         2200 East Golf Road            200 Jericho Quadrangle                         261035
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Oregon Secretary of           United Stationers Supply, Co.  Compaq Financial Services         01/04/00     495778           UCC-1
State                         2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Allegheny County, PA          United Stationers Supply Co.   The Chase Manhattan Bank          04/25/95     95-2669          UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60025          Brooklyn, NY 11245
====================================================================================================================================
Allegheny County, PA          United Stationers Supply Co.   The Chase Manhattan Bank          02/19/97     95-2669          Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60025          Jericho, NY 11753
====================================================================================================================================
Allegheny County, PA          United Stationers Supply Co.   The Chase Manhattan Bank          12/27/99     95-2669          Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60025          Jericho, NY 11753
====================================================================================================================================
Allegheny County, PA          United Stationers Supply Co.   BCL Capital                       05/13/99     99-3450          UCC1
                              2200 East Golf Road            115 West College Drive
                              Des Plaines, IL 60025          Marshall, MN 56258
====================================================================================================================================
Allegheny County, PA          United Stationers Supply Co.   Compaq Financial Services         02/02/00     00-776           UCC1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60025          100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Tennesse Secretary of         United Stationers Supply, Co.  The Chase Manhattan Bank          09/26/95     474856           UCC-1
State                         2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Shelby County, TN             United Stationers Supply Co.   The Chase Manhattan Bank          04/05/95     H53473           Fixt
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60025          Brooklyn, NY 11245
====================================================================================================================================
Shelby County, TN             United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     FA1064           Fixt
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60025          Brooklyn, NY 11245
====================================================================================================================================

====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   The Chase Manhattan Bank          04/11/95     95-069508        UCC-1
                              2200 East Golf Road            4 Metrotech Center, 13th Floor
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   The Chase Manhattan Bank          02/18/97     95-069508        ASSIGN
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   The Chase Manhattan Bank          12/28/99     95-069508        CONT
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, New York 11753
====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   Konica Business Machines          10/02/96     96-195514        UCC-1
                              119 Regal Row                  1055 Westlakes Drive
                              Dallas, TX 75247               Berwyn PA 19312
====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   Shackelford Incorporated          10/02/97     97-205550        UCC-1
                              2155 Silber Road               2301 Preston Avenue
                              Houston, TX USA 77055          Houston, TX USA 77003
====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   Brice, Paul                       07/02/98     98-134747        UCC-1
                              116 Slaton Rd.                 2326-55th St.,
                              Lubbock TX 79404               Lubbock, TX 79412
====================================================================================================================================
Texas Secretary of State      United Stationers Supply Co.   Compaq Financial Services         02/02/00     00-422523        UCC-1
                              2200 East Golf Road            Corporation
                              Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
Dallas County, TX             United Stationers Supply Co.   The Chase Manhattan Bank          04/03/95     95064/04074      UCC1
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60025          Brooklyn, NY 11245
====================================================================================================================================
Dallas County, TX             United Stationers Supply Co.   The Chase Manhattan Bank          03/11/97     56064/04074      Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60025          Jericho, NY 11753
====================================================================================================================================
Dallas County, TX             United Stationers Supply Co.   The Chase Manhattan Bank          01/19/00     56064/04074      Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60025          Jericho, NY 11753
====================================================================================================================================
Dallas County, TX             United Stationers Supply Co.   Timothy Brumley                   03/23/98     98056/00663      JL
                              2200 East Golf Road            903 Link
                              Des Plaines, IL 60025          Red Oak, TX  75154
====================================================================================================================================

====================================================================================================================================
Harris County, TX             United Stationers Supply Co.   Shackelford Incorporated          10/07/97     927702
                              2155 Preston Avenue            2301 Preston Ave
                              Houston, TX 77003              Houston, TX 777055
====================================================================================================================================
Utah Division of              United Stationers Supply Co.   The Chase Manhattan Bank          04/10/95     433991           UCC-1
Corporation and               2200 East Golf Road            4 Metrotech Center, 13th Floor
Commerical Code               Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Utah Division of              United Stationers Supply Co.   Compaq Financial Services         08/07/53     669417           UCC-1
Corporation and               2200 East Golf Road            Corporation
Commerical Code               Des Plaines, IL 60016-1267     100 Woodbridge Center Drive,
                                                             Suite 202
                                                             Woodbridge, NJ 07095
====================================================================================================================================
King County, WA               United Stationers Supply Co.   The Chase Manhattan Bank          04/10/95     9504101026       FIXT
                              2200 East Golf Road            1 Chase Manhattan Plaza
                              Des Plaines, IL 60025          New York, New York 10081
====================================================================================================================================

                             UNITED STATIONERS INC.

====================================================================================================================================
Illinois Secretary of State   United Stationers, Inc.        AT&T Capital Leasing              04/16/97     3678236          UCC-1
                              2200 E Golf Road               Services, Inc.
                              Des Plaines, IL 60016          550 Cochituate Rd
                                                             PO Box 9104
                                                             Framingham, MA 01701
====================================================================================================================================
Illinois Secretary of State   United Stationers, Inc.        Oce Office Systems                03/21/96     3519922          UCC-1
                              898 Carol Court                5450 N. Cumberland
                              Carol Stream, IL 60188         Chicago, IL 60656
====================================================================================================================================
Illinois Secretary of State   United Stationers, Inc.        Oce Office Systems                03/21/96     3519932          UCC-1
                              1900 S. Des Plaines            5450 N. Cumberland
                              Forest Park, IL 60136          Chicago, IL 60656
====================================================================================================================================
Illinois Secretary of State   United Stationer               Sumner Group Inc.                 04/14/00     4193913          UCC-1
                              2000 Wolf Business Park        PO Box 2222/2121 Hampton
                              Greenville, IL 62246           St. Louis, MO 63139
====================================================================================================================================

                              LAGASSE BROS., INC.

====================================================================================================================================
California Secretary of       LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     9631860522       UCC-1
State                         1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================

====================================================================================================================================
Los Angeles County, CA        LaGasse Bros. Inc.             The Chase Manhattan Bank          04/05/95     95-480967        FIXT
                              2200 East Golf Road            4 Metrotech Center, 13th Fl.
                              Des Plaines, IL 60016-1267     Brooklyn, NY 11245
====================================================================================================================================
Los Angeles County, CA        LaGasse Bros. Inc.             The Chase Manhattan Bank          02/27/97     95-480967        Assig
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, NY 11753
====================================================================================================================================
Los Angeles County, CA        LaGasse Bros. Inc.             The Chase Manhattan Bank          01/07/00     95-480967        Cont
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016-1267     Jericho, NY 11753
====================================================================================================================================
Fulton County, GA             LaGasse Bros. Inc.             Hibernia National Bank            02/04/91     752361           UCC-1
                              425 9th St.                    PO Box 61540
                              New Orleans, LA 70115          313 Carondelet St.
                                                             New Orleans, LA 70161
====================================================================================================================================
Fulton County, GA             LaGasse Bros. Inc.             Hibernia National Bank            09/25/95     752361           Cont
                              425 9th St.                    PO Box 61540
                              New Orleans, LA 70115          313 Carondelet St.
                                                             New Orleans, LA 70161
====================================================================================================================================
Fulton County, GA             LaGass Brother, Inc.           N.J. Malin & Associates, Inc.     04/04/96     60199606446      UCC-1
                              5215-E Westgate Dr S.W.        15870 Midway Road
                              Atlanta, GA 30336              Addison, TX 75244
====================================================================================================================================
Fulton County, GA             LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     60199622053      UCC-1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Florida Secretary of State    LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     9.6E+11          UCC-1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   Lagassee Bros., Inc.           The Chase Manhattan Bank          11/12/96     3610665          UCC-1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, Louisiana 70123       Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   Lagassee Bros., Inc.           The Chase Manhattan Bank          04/16/98     3610665          AMEND
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, Louisiana 70123       Jericho, New York 11753
====================================================================================================================================
Illinois Secretary of State   Lagassee Bros., Inc.           N.J. Malin & Associates, Inc.     03/21/96     3519723          UCC-1
                              1161 Ellis Street              15870 Midway Road
                              Bensenville, IL 60106          Addison, TX 75244
====================================================================================================================================

====================================================================================================================================
Indiana of Secretary of       LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     2087823          UCC-1
State                         1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Indiana of Secretary of       LaGasse Brothers, Inc.         N.J. Malin & Associates, Inc.     06/01/98     2194483          UCC-1
State                         2402 North Shadeland           15870 Midway Road
                              Suite H                        Addison, TX 75244
                              Indianapolis, IN 46219
====================================================================================================================================
Jefferson Parish, LA          LaGasse Bros. Inc.             The Chase Manhattan Bank          11/04/96     26210626         UCC-1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Jefferson Parish, LA          LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     26210808         UCC-1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Jefferson Parish, LA          LaGasse Bros. Inc.             The Chase Manhattan Bank          0415/98      26210808         Amend
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Orleans Parish, LA            LaGasse Brothers Inc.          AT&T Credit Corporation           02/27/96     36-103170        UCC-1
                              425 9th Street,                2 Gatehall Drive
                              New Orleans, LA 70115          Parsippany, NJ 07054
====================================================================================================================================
North Carolina Secretary      LaGasse Bros. Inc.             The Chase Manhattan Bank          11/13/96     1396802          UCC-1
of State                      1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Mecklenburg County, NC        LaGasse Bros. Inc.             Hibernia National Bank            02/19/91     2285             UCC1
                              425 Ninth Street               PO Box 61540
                              New Orleans, LA 70115          New Orleans, LA 70161
====================================================================================================================================
Mecklenburg County, NC        LaGasse Bros. Inc.             Hibernia National Bank            09/12/95     2285             Cont
                              425 Ninth Street               PO Box 61540
                              New Orleans, LA 70115          New Orleans, LA 70161
====================================================================================================================================
Mecklenburg County, NC        LaGasse Bros., Inc             The Chase Manhattan Bank          11/13/96     15793            UCC1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA                    Jericho, NY 11753
====================================================================================================================================
Cuyahoga County, OH           LaGasse Bros., Inc             The Chase Manhattan Bank          11/22/96     1359724          UCC1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA                    Jericho, NY 11753
====================================================================================================================================

====================================================================================================================================
Texas Secretary of State      LaGasse Brothers Inc.          Raymond Leasing Corporation       10/28/96     96-213848        UCC-1
                              45AA Marco                     20 South Canal Street
                              San Antonio, TX 78218          Greene, NY 13778
====================================================================================================================================
Texas Secretary of State      LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     96-221299        UCC-1
                              1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, LA 70123              Jericho, New York 11753
====================================================================================================================================
Texas Secretary of State      LaGasse Brothers, Inc.         Raymond Leasing Corporation       02/03/97     97-020158        UCC-1
                              4830 Lakawana                  20 South Canal Street
                              Dallas, TX 75247               Greene, NY 13778
====================================================================================================================================
Washington State              LaGasse Bros. Inc.             The Chase Manhattan Bank          11/12/96     96-317-0029      UCC-1
Department of Licensing       1525 Kuebell Street            200 Jericho Quadrangle
                              Harahan, Louisiana 70123       Jericho, New York 11753
====================================================================================================================================

                              AZERTY INCORPORATED

====================================================================================================================================
New York Secretary of         Azerty Incorporated            The Chase Manhattan Bank          04/13/98     78035            UCC-1
State                         2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, Illinois 60016    Jericho, New York 11753
====================================================================================================================================
New York Secretary of         Azerty Inc.                    Minolta Leasing Services          04/23/97     82477            UCC-1
State                         13 Centre Drive                1055 Westlakes Drie
                              Orchard Park, NY 14127         Berwyn, PA 19312
====================================================================================================================================
New York Secretary of         Azerty Inc.                    The Chase Manhattan Bank          04/14/98     79605            UCC-1
State                         13 Centre Drive                200 Jericho Quadrangle
                              Orchard Park, NY 14127         Jericho, New York 11753
====================================================================================================================================
Erie County, NY               Azerty Inc.                    Minolta Leasing Services          04/28/97     9704280268       UCC-1
                              13 Centre Drive                1055 Westlakes Drie
                              Orchard Park, NY 14127         Berwyn, PA 19312
====================================================================================================================================
Erie County, NY               Azerty Incorporated            The Chase Manhattan Bank          04/13/98     9804131359       UCC-1
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, Illinois 60016    Jericho, New York 11753
====================================================================================================================================
Erie County, NY               Azerty Inc.                    The Chase Manhattan Bank          04/15/98     9804151255       UCC-1
                              13 Centre Drive                200 Jericho Quadrangle
                              Orchard Park, NY 14127         Jericho, New York 11753
====================================================================================================================================
Erie County, NY               Azerty Incorporated            Minolta Leasing Services          04/28/97     199704280268     UCC1
                              13 Centre Drive                1055 Westlakes Drive
                              Orchard Park, NY 14127         Berwyn, PA 19312
====================================================================================================================================

====================================================================================================================================
====================================================================================================================================
Erie County, NY               Azerty Incorporated            The Chase Manhattan Bank          04/13/98     199804131359     Fixt
                              2200 East Golf Road            200 Jericho Quadrangle
                              Des Plaines, IL 60016          Jericho, NY 11753
====================================================================================================================================
Erie County, NY               Azerty Incorporated            The Chase Manhattan Bank          04/15/98     199804151255     Fixt
                              13 Centre Drive                200 Jericho Quadrangle
                              Orchard Park, NY 14127         Jericho, NY 11753
====================================================================================================================================
Franklin County, PA           Azerty Incorporated            he Chase Manhattan Bank           04/18/98     68481            UCC1
                              13 Centre Drive                200 Jericho Quadrangle
                              Orchard Park, NY 14127         Jericho, NY 11753
====================================================================================================================================
Franklin County, PA           Azerty Incorporated            Associates Commercial             04/07/99     69552            UCC1
                              23 Krimer Road                 Corporation
                              Chambersburg, PA 17201         8001 Ridgepoint Dr.
                                                             Mechanisburg, PA 17055
====================================================================================================================================
Franklin County, PA           Azerty Incorporated            Associates Commercial             05/26/99     69757            UCC1
                              23 Krimer Road                 Corporation
                              Chambersburg, PA 17201         8001 Ridgepoint Dr.
                                                             Mechanisburg, PA 17055
====================================================================================================================================
Franklin County, PA           Azerty Incorporated            Associates Commercial             06/02/99     69785            UCC1
                              23 Krimer Road                 Corporation
                              Chambersburg, PA 17201         8001 Ridgepoint Dr.
                                                             Mechanisburg, PA 17055
====================================================================================================================================
Franklin County, PA           Azerty Incorporated            Associates Commercial             07/09/99     69923            UCC1
                              23 Krimer Road                 Corporation
                              Chambersburg, PA 17201         8001 Ridgepoint Dr.
                                                             Mechanisburg, PA 17055
====================================================================================================================================
Franklin County, PA           Azerty Incorporated            Raymond Leasing Corporation       07/28/99     69971            UCC1
                              23 Krimer Road                 20 S Canal St.
                              Chambersburg, PA 1720127       Green, NY 13778
====================================================================================================================================

                                   SCHEDULE I

                             INDEBTEDNESS AND LIENS

Part A - Existing Indebtedness (as of May 31, 2000 unless otherwise noted)

United Stationers Inc. and United Stationers Supply Co.:

1.    Guarantor Note.

2. Indebtedness of $100,000,000.00, 8 3/8% Senior Subordinated Notes due 2008 pursuant to the Indenture dated as of April 15, 1998 among United Stationers Supply Co., United Stationers Inc., Lagasse Bros., Inc., Azerty Incorporated, Positive ID Wholesale Inc., AP Support Services Incorporated and The Bank of New York, as Trustee, as amended to the date hereof.

3. Industrial Development Bond Loan in the amount of $7,500,000 as evidenced by (i) Loan Agreement dated as of October 1, 1990 between the Development Authority of Gwinnett County, Georgia ("Georgia") and United Stationers Supply Co.; (ii) the Promissory Note dated December 7, 1982 executed by United Stationers Supply Co. in favor of Georgia in the amount of $7,500,000; (iii) Trust Indenture dated as of October 1, 1990 between Georgia and PNC (or its successor in interest); (iv) Reimbursement, Credit and Security Agreement dated as of October 1, 1990 between United Stationers Supply Co. and PNC (6448 Best Friend Road, Norcross, Georgia). Outstanding Principal Amount $7,500,000.

4. Industrial Development Bond Loan in the amount of $7,500,000 as evidenced by (i) Mortgage Note dated December 1, 1983 executed by United Stationers Supply Co. in favor of the City of Des Plaines, Illinois ("Illinois") and United Stationers Supply Co.; (ii) Assignment of Rents and Leases dated December 1, 1983 executed by United Stationers Supply Co. in favor of PNC (as successor in interest); (iii) Indenture of Trust dated as of December 1, 1983 between Illinois and PNC (as successor in trust); (iv) Guarantee and Indemnification Agreement dated December 1, 1983 between United Stationers Supply Co. and PNC, successor in interest (as supplemented) (2200 E. Golf Road) and guaranteed by United Stationers Inc. Outstanding Principal Amount $7,500,000.

5. Industrial Development Bond Loan in the amount of $8,000,000 as evidenced by (i) Loan and Security Agreement dated December 1, 1984 between Anne Arundel County, Maryland ("Maryland") and United Stationers Supply Co.;
      (ii) Promissory Note in the amount of $8,000,000 dated December 27, 1984 executed by United Stationers Supply Co. in favor of Maryland; and (iii) Indenture of Trust dated December 1, 1984 between Maryland and PNC (as successor in interest); Guarantee and Indemnification Agreement between United Stationers Inc., PNC (as successor in interest) and Maryland (as supplemented)


                               Schedule I - Page 1

      (7441 Candlewood Road, Hanover, Maryland). Outstanding Principal Amount $8,000,000.

6. Industrial Development Bond Loan in the amount of $6,800,000 as evidenced by (i) Loan Agreement dated December 1, 1986 between the City of Twinsburg, Ohio ("Ohio") and United Stationers Supply Co.; (ii) Indenture of Trust dated December 1, 1986 between Ohio and Bank of New York (as successor in interest) (as supplemented); and (iii) Guaranty Agreement dated December 1, 1986 between United Stationers Supply Co. and Bank of New York (as successor in interest) (Twinsburg, Ohio). Outstanding Principal Amount $6,800,000.

7. Intercompany Indebtedness of United Stationers Supply Co. to United Stationers Inc. Outstanding Principal Amount $96,917,998.00.

8. Intercompany Indebtedness of United Stationers Supply Co. to United Stationers Hong Kong Limited and United Worldwide Limited in the amount of $376,300.00.

9. United Stationers Inc. has guaranteed the obligations of United Stationers Supply Co. under the leases for its facilities located at (i) 5440 Stationers Way, Sacramento, California, and (ii) 3365 Enterprise Avenue, Ft. Lauderdale, Florida.

10. United Stationers Supply Co. has guaranteed the obligations of Lagasse Bros., Inc. under the lease, as amended, for its facilities located at 1525 Kuebel Street, Harahan, Louisiana.

11. The letters of credit set forth on the Letters of Credit Chart (attached hereto) issued on behalf of United Stationers Inc. and its Subsidiaries to remain outstanding or backstopped.

12. Intercompany Indebtedness of United Stationers Supply Co. to Lagasse Bros. Outstanding Principal Amount $4,881,466.00.

13.   All Indebtedness corresponding to the lien search results shown in
      Schedule I, Part B.

Lagasse Bros., Inc.:

0 1. All Indebtedness corresponding to the lien search results shown in Schedule I, Part B.

Azerty Incorporated:

1. Indebtedness of Azerty Incorporated to United Stationers Supply Co. Outstanding Principal Amount $55,767,603.00.

2. Mannesmann Tally Supplies (Azerty Incorporated - January 1997).


                               Schedule I - Page 2

3. Lexmark Authorized Supplier Wholesale Agreement (Azerty Incorporated - December '92).

4. All Indebtedness corresponding to the lien search results shown in Schedule I, Part B.

5. All agreements comprising the Not Yet Delivered Competitive Information referred to in section 5.6 of the Stock Purchase Agreement, dated February 10, 1998.

6. Indebtedness relating to the Capitalized Equipment Leases listed below:

                                                                  Outstanding
          Description of                                            Balance
             Equipment            Model #         Lessor           @ 6/30/00
      ----------------------  -------------   ---------------     --------------
      Dockstocker Lift Truck  01949-97        Raymond Leasing     $ 11,693.65
      DSS-350

      Order Picker-EASI       97-AE18589      Raymond Leasing     $ 12,816.68
      OPC30TT

      Order Picker-EASI       97-AE19280      Raymond Leasing     $ 13,635.52
      OPC30TT

      Reach Truck-R30TT       N/A             Raymond Leasing     $ 17,049.10

      Order Picker-EASI       98-AE20253      Raymond Leasing     $ 17,008.52
      OPC30TT

      Order Picker-EASI       99-AE22523      Raymond Leasing     $ 14,933.56
      OPC30TT

      Clark Forklift-OP15     0104-PM9296     Forklifts, Inc.     $ 16,132.59

      Clark Forklift-ESM1115S 0292-8722       Forklifts, Inc.     $ 19,442.09

      Clark Forklift-OP15     0059-PM9296     Forklifts, Inc.     $ 17,434.74

      Clark Forklift-ESM1115S 0326-8717FB     Forklifts, Inc.     $ 16,973.79

      Clark Powerworker HWD30 0250-6896FG     Forklifts, Inc.     $  5,870.71

      Dockstocker Lift Truck  02571-98        Associated          $ 20,301.28
      DSS-350                                 Material
                                              Handling


                               Schedule I - Page 3

      Reach Truck-R40TT       DZ-A-98-10981   Associated         $  22,341.60
                                              Material
                                              Handling

      Speedy Packer Floor     SP5428          Sealed Air         $  14,885.00
      Model 970

      Speedy Packer Floor     SP4882          Sealed Air         $  11,234.00
      Model 970                                                  ---------------

      Total Azerty Capital Equipment Leases                      $ 231,752.83
                                                                 ===============

Miscellaneous:

o The following shall constitute "Existing Indebtedness" as of the Effective Date so long as Corporate Express CallCenter Services, Inc. becomes a Subsidiary of United Stationers Supply Co. after the acquisition of the stock thereof by United Stationers Supply Co.:

1. That certain Promissory Note in aggregate principal amount (as of April 1,
1999) of $1,245,977, as amended pursuant to that certain Promissory Note Modification Agreement dated as of April 1, 1999 by and between Corporate Express CallCenter Services, Inc. and The First National Bank of Maryland and as further amended, modified, renewed or supplemented to the Effective Date, and secured by that certain Deed of Trust dated as of October 13, 1993, and confirmed as of April 1, 1999, by and among Corporate Express CallCenter Services, Inc., as Grantor, Jon P. Sherwell and W. Edward Townsend, as Trustees and The First National Bank of Maryland, as Beneficiary, and recorded in the real property records of Wicomico County, Maryland.

2. A grant of up to $800,000 in aggregate principal amount extended by The Commonwealth of Pennsylvania Department of Community and Economic Development to Corporate Express CallCenter Services, Inc. on May 29, 1997 pursuant to that certain Opportunity Grant Program Contract, as the same has been amended, renewed, modified or supplemented to the Effective Date.

3. A grant of up to $800,000 in aggregate principal amount extended by the Wicomico County Council, a political subdivision of the State of Maryland to Corporate Express CallCenter Services, Inc. pursuant to that certain Small Cities Community Development Block Grant Program Grant Agreement by and between the Maryland Department of Housing and Community Development and the Wicomico County Council, and secured by a first and second lien deed of trust on the property located at Winter Place Farms on Maryland Route 346 in Salisbury, Wicomico County, Maryland, as the same have been amended, renewed, modified or supplemented to the Effective Date.


                               Schedule I - Page 4

o The following shall constitute "Existing Indebtedness" provided that the acquisitions is actually closed by United Stationers Supply Co. after the Effective Date and such note is cancelled at the time of such closing:

1. Indebtedness of United Stationers Supply Co. to Corporate Express, Inc. in aggregate principal amount of $11,305,866.12.

Part B - Liens Securing Indebtedness Remaining Outstanding

United Stationers Inc. and United Stationers Supply Co.:

      The UCC financing statements attached hereto with respect to purchase money and/or lease obligations:

Lagasse Bros., Inc.:

      The UCC financing statements attached hereto with respect to purchase money and/or lease obligations.

Azerty Incorporated:

      The UCC financing statements attached hereto with respect to purchase money and/or lease obligations.

Miscellaneous:

      Liens securing the Indebtedness referred to under the heading of "Miscellaneous" on Schedule I, Part A.


                               Schedule I - Page 5

                             LETTERS OF CREDIT CHART
                                (As of 5/31/2000)

-------------------------------------------------------------------------------------------------------------------
      LC NO.             ISSUER      APPLICANT  ISSUE DATE  EXPIRY     BENEFICIARY    OUTSTANDING    BACKSTOP (B)
                                                             DATE                       BALANCE      OUTSTANDING
                                                                                                         (O)
                                                                                                     REPLACE (R)
-------------------------------------------------------------------------------------------------------------------
                                                SANWA/STATE STREET
-------------------------------------------------------------------------------------------------------------------
1.   VARIOUS          State Street    USSC/UWL   See List  See List     See List      $1,011,461.43       O
-------------------------------------------------------------------------------------------------------------------
2.   663/470/003853      Sanwa          USSC     07/07/97  07/07/00        PNC        $8,120,000.00       O
     (Anne Arundel
     Co.,
     MD IRB)
-------------------------------------------------------------------------------------------------------------------
3.   663/470/003325      Sanwa          USSC     Original  12/31/00     American         $5,100,000       O
     (Worker's                                   11/01/94               Motorists
     Compensation                                                       Insurance
     & Auto                                        Last              Company, et al.
     Liability)                                 Amendment

                                                  2/8/00
-------------------------------------------------------------------------------------------------------------------

                                                      CHASE
-------------------------------------------------------------------------------------------------------------------
1.   PG754785            CHASE          USSC     03/30/95   1/2/01         PNC        $7,684,932.00       B
     (Gwinnett
     Co., GA IRB)
-------------------------------------------------------------------------------------------------------------------
2.   PG754786            CHASE          USSC     03/30/95  12/27/03        PNC        $6,960,000.00       B
     (Twinsburg,
     OH IRB)
-------------------------------------------------------------------------------------------------------------------
3.   PG754788            CHASE          USSC     03/30/95  12/01/03        PNC        $7,612,500.00       O
     (City of Des
     Plaines, IL
     IRB)
-------------------------------------------------------------------------------------------------------------------
4.   PG754789            CHASE          USSC     03/30/95  03/31/01   AMERICAN NATL  $13,149,691.19       O
     (Employee
     Benefit Trust)
-------------------------------------------------------------------------------------------------------------------


                               Schedule I - Page 6

-------------------------------------------------------------------------------------------------------------------
      LC NO.             ISSUER      APPLICANT  ISSUE DATE  EXPIRY     BENEFICIARY    OUTSTANDING    BACKSTOP (B)
                                                             DATE                       BALANCE      OUTSTANDING
                                                                                                         (O)
                                                                                                     REPLACE (R)
-------------------------------------------------------------------------------------------------------------------
                                                       PNC
-------------------------------------------------------------------------------------------------------------------

1.   A-301673             PNC           USSC     12/14/90  01/02/01        PNC       $ 7,684,932.00       O
     (Gwinnett
     Co., GA IRB)
-------------------------------------------------------------------------------------------------------------------
2.   A-301404             PNC           USSC     12/13/86  12/27/04    Bank of New     6,960,000.00       O
     (Twinsburg,                                                          York
     OH IRB)
-------------------------------------------------------------------------------------------------------------------

LEGEND:
PNC               = PNC Bank, National Association
Sanwa             = The Sanwa Bank, Limited Chicago Branch
USSC              = United Stationers Supply Co.
UWL               = United Worldwide Limited
State Street      = State Street Bank


                               Schedule I - Page 7

                                STATE STREET BANK
                          LETTERS OF CREDIT OUTSTANDING
                               AS OF MAY 31, 2000

OPEN DATE   BANK REF                      BENEFICIARY                 EXPIRY DATE    OUTSTANDING AMT
---------   --------                      -----------                 -----------    ---------------
02-Mar-00   ILC-81469/HKG    MON AMI CO. LTD.                           22-May-00       $   6,000.00
24-Mar-00   ILC-81473/HKG    LIANG HAH HENG INTL RUBBER CO LTD.         25-Jun-00       $  52,217.00
24-Mar-00   ILC-80245/TPE    BRAND STAR CORPORATION                     30-Jun-00       $      51.50
31-Mar-00   ILC-81474/HKG    MON AMI CO. LTD.                           01-Jul-00       $  36,748.80
31-Mar-00   ILC-80249/TPE    LUCKYTOWN HOME PRODUCT INC.                01-Jul-00       $     313.82
28-Apr-00   ILC-81476/HKG    ZHEJIANG LIGHT INDUSTRIAL PRODUCTS         09-Jul-00       $  34,206.84
28-Apr-00   ILC-81475/HKG    ZHEJIANG LIGHT INDUSTRIAL PRODUCTS         14-Jul-00       $  91,060.08
02-May-00   ILC-81477/HKG    LIANG HAH HENG INTL RUBBER CO LTD.         25-Jul-00       $  34,276.80
29-Apr-00   ILC-80254/TPE    CAIMON ENTERPRISE CO. LTD.                 23-Jul-00       $  24,159.45
28-Apr-00   ILC-80252/TPE    SUNYOUNG HARDWARE CORP.                    28-Jul-00       $  22,062.50
29-Apr-00   ILC-80255/TPE    DIRECT LEADER LTD.                         07-Jul-00       $  44,316.00
29-Apr-00   ILC-80256/TPE    BEAUTONE CO. LTD.                          21-Jul-00       $   4,554.00
29-Apr-00   ILC-80257/TPE    MCAIDE ENTERPRISE CO. LTD.                 21-Jul-00       $  10,506.24
29-Apr-00   ILC-80259/TPE    CAIMON ENTERPRISE CO. LTD.                 28-Jul-00       $ 334,400.24
03-May-00   ILC-80258/TPE    PRO ETON (TAICHUNG) CORPORATION            21-Jul-00       $   6,110.09
18-May-00   ILC-81478/HKG    MON AMI CO. LTD.                           26-Aug-00       $  26,052.48
18-May-00   ILC-81479/HKG    LIANG HAH HENG INTL RUBBER CO LTD.         16-Aug-00       $  19,094.00


                               Schedule I - Page 8

18-May-00   ILC-80262/TPE    TINEX INTERNATIONAL CORP.                  18-Aug-00       $  50,002.50
18-May-00   ILC-80263/TPE    ABEL INDUSTRIES HONG KONG CO. LTD.         10-Aug-00       $  31,255.20
18-May-00   ILC-80264/TPE    DIRECT LEADER LTD.                         01-Sept-00      $  20,449.00
18-May-00   ILC-80265/TPE    BRAND STAR CORPORATION                     18-Aug-00       $  18,000.00

                                                                                        $ 867,836.54
                                       OUTWARD COLLECTION
13-Apr-00   OBC-157551                                                  19-Jun-00       $  10,853.50
27-Apr-00   OBC-157973                                                  17-Jul-00       $  25,014.00
15-May-00   OBC-158469                                                  18-Jul-00       $  10,169.25
17-May-00   OBC-158559                                                  03-Aug-00       $  25,014.00
29-May-00   OBC-159003                                                  19-Jun-00       $  12,196.80
29-May-00   OBC-159004                                                  19-Jun-00       $   8,360.34

                                                                                        $  91,407.89
                                          IMPORT BILLS
29-May-00   1B-84678                                                    19-Jun-00       $  52,217.00

                                       TOTAL OUTSTANDINGS                               $1,011,461.43


                               Schedule I - Page 9

                                   SCHEDULE II

                              ENVIRONMENTAL MATTERS

United Stationers Inc. and United Stationers Supply Co.:

      The Company under state direction has investigated the presence of petroleum contamination at its facility in Edison, N.J. While the Company is not responsible for the contamination, i.e., did not cause it, it could be required to undertake certain corrective action to minimize the adverse effects.

      None of the facilities owned or operated by Guarantor or its Subsidiaries is a treatment, storage or disposal facility under the Resource Conservation and Recovery Act ("RCRA"). Several of the facilities, however, generate hazardous wastes, which, although not prompting permitting obligations, requires the registration and procurement of an EPA identification number.

      Many of the facilities currently and historically owned, operated or leased by the Company or its Subsidiaries contain asbestos-containing building materials ("ACM"), e.g., floor tiles and ceiling materials. In fact, many of the structures located on real property owned, operated or leased by the Company or its Subsidiaries were constructed prior to 1981. Recent revisions to regulations issued by the Occupational Safety and Health Administration ("OSHA") (6/30/95) require that all thermal system insulation, surfacing materials, and resilient flooring materials installed prior to 1981 be considered Presumed Asbestos-Containing Materials ("PACM") and treated accordingly. In order to rebut the designation as PACM, OSHA requires that these materials be surveyed, sampled and assessed in accordance with 40 CFR 763 (Asbestos Hazard Emergency Response Act - AHERA). The Company has not undertaken the sampling necessary to rebut the presumption, but believes that these materials are manageable and that the existence of ACM or PACM at any individual facility is not reasonably likely to give rise to environmental liabilities in excess of $10,000 unless for some reason e.g., planned renovation or demolition, the ACM had to be removed. For specific locations that may contain ACM or presumed ACM, the Company incorporates by reference the asbestos-related information contained in Environmental Reports listed on Attachment A as well as the fact that PACM exists in all buildings constructed prior to 1981.

      It is possible that some of the electrical equipment located either in the Company's facilities or on real estate owned or leased by the Company or its subsidiaries currently contain or historically contained PCB-containing oils. For the most part, the electrical equipment is owned by the local utility company in the area. The Company does not believe that the current or historic presence of PCBs at any individual facility is reasonably likely to give rise to environmental liabilities in excess of $10,000. The Company incorporates by reference those portions of the Environmental Reports on


                              Schedule II - Page 1

Attachment A that identify the facilities that have or may have PCB-containing equipment.

      There are underground storage tanks ("USTs") located at, on or under some of the real property owned, operated, or leased by the Company and its Subsidiaries, and there previously were some USTs located at the Company's facilities, which have been removed or closed in place. The Company is not aware of any current leaks or spills from any individual UST that is reasonably likely to give rise to an environmental claim in excess of $10,000. To the extent any of the USTs need to be closed, the cost of closure could exceed $10,000. The Company incorporates by reference those portions of the Environmental Reports on Attachment A that identify the facilities that have or previously had USTs.

Lagasse Bros., Inc.:

      NONE

Azerty Incorporated:

      NONE

The Other People Company:

      NONE


                              Schedule II - Page 2

                              ENVIRONMENTAL SURVEYS

I.    UNITED STATIONERS SUPPLY CO.
===========================================================================================
                                                   Date of
             Property                How Held       Survey           Type of Survey
===========================================================================================
2001 Rand Road                         Lease         n/a       No Environmental Report
Des Plaines, IL 60016                                          conducted.  Landlord
                                                               acknowledged office space
                                                               contain asbestos.
-------------------------------------------------------------------------------------------
Building D-3 SW corner of 47th and     Lease       5/18/98     PAH sampling report by
Florence Street                                                Dames & Moore
Denver, CO 80239
                                                   6/15/93     Environmental Site
                                                               Assessment by Camp Dresser
                                                               & McKee, Inc.

                                                    2/3/98     Environmental Site
                                                               Assessment by Camp Dresser
                                                               & McKee, Inc.
-------------------------------------------------------------------------------------------
3030 Orange Grove Road                Leased       01/04/93    Phase I Environmental
North Highlands, California                                    Assessment
-------------------------------------------------------------------------------------------
18910-60 San Jose Avenue              Leased       02/16/95    Final Report Phase I
City of Industry, California                                   Environmental Site
                                                               Assessment
-------------------------------------------------------------------------------------------
1630 Westbelt Drive                   Leased       12/02/91    Report of Phase I
Columbus, Ohio                                                 Environmental Site
                                                               Assessment and Asbestos
                                                               Survey of Limited Scope
-------------------------------------------------------------------------------------------
501 Raritan Way                        Owned       12/02/91    Report of Phase I
Denver, Colorado                                               Environmental Site
                                                               Assessment and Asbestos
                                                               Survey of Limited Scope
-------------------------------------------------------------------------------------------
5400 West 12th Street               Owned with     12/02/91    Report of Phase I
Jacksonville, Florida                a partial                 Environmental Site
                                     sublet to                 Assessment and Asbestos
                                      a third                  Survey of Limited Scope
                                       party
===========================================================================================



                              Schedule II - Page 3

===========================================================================================
                                                   Date of
             Property                How Held       Survey           Type of Survey
===========================================================================================
3402 Queens Palm Drive                 Owned       12/02/91    Report of Phase I
Tampa, Florida                                                 Environmental Site
                                                               Assessment and Asbestos
                                                               Survey of Limited Scope

                                                   07/16/93    Report of Results of Phase
                                                               II Environmental Assessment

                                                   11/23/93    Report of Results of
                                                               Battery Wastewater
                                                               Assessment
-------------------------------------------------------------------------------------------
7509 Boone Avenue, North               Owned       12/02/91    Report of Phase I
Brooklyn Park, Minnesota                                       Environmental Site
                                                               Assessment and Asbestos
                                                               Survey of Limited Scope

                                                   01/17/95    Report of Neutralization
                                                               Sump Sampling and Wash
                                                               Basin Residue Sampling
-------------------------------------------------------------------------------------------
9755 International Boulevard           Owned       11/09/91    Environmental Site
Cincinnati, Ohio                                               Assessment

                                                   01/19/95    Report of Wastewater
                                                               Sampling
-------------------------------------------------------------------------------------------
8711 West Port Avenue                  Owned       12/02/91    Report of Phase I
Milwaukee, Wisconsin                                           Environmental Site
                                                               Assessment and Asbestos
                                                               Survey of Limited Scope

                                                   01/17/95    Report of Soil Sampling
-------------------------------------------------------------------------------------------
5345 West 81st Street                  Owned       11/26/91    Report of Phase I
Indianapolis, Indiana                                          Environmental Site
                                                               Assessment and Asbestos
                                                               Survey of Limited Scope

                                                   01/17/95    UST Records Review and
                                                               Report of Phase II
                                                               Environmental Site
                                                               Assessment
-------------------------------------------------------------------------------------------
Commerce Park III                      Owned       12/02/91    Report of Phase I
1400 Westinghouse Boulevard                                    Environmental Site
Charlotte, North Carolina                                      Assessment and Asbestos
                                                               Survey of Limited Scope
===========================================================================================


                              Schedule II - Page 4

===========================================================================================
                                                   Date of
             Property                How Held       Survey           Type of Survey
===========================================================================================
II.    LAGASSE BROS., INC.
===========================================================================================
1525 Kuebel Street                     Lease       10/23/96    Environmental Report
Harahan, LA 70123
                                                   01/18/95    Report of Preliminary
                                                               Ground-Water and Soil
                                                               Assessment Commerce Park
                                                               III
                                                               1400 Westinghouse Boulevard
                                                               Charlotte, North Carolina
                                                               Owned
===========================================================================================

      There was also delivered a copy of the Operations and Maintenance Program for Asbestos-Containing Materials in Associated Stationers Distribution Warehouses prepared by Law Engineering, Inc. dated November 23, 1993.


                              Schedule II - Page 5

                         UNITED REPORTS PREPARED BY LAW
                     ENGINEERING AND ENVIRONMENTAL SERVICES

(Previously delivered to lender in earlier transaction)

1.    UNITED STATIONERS SUPPLY/TEMPE, AZ

2.    UNITED STATIONERS SUPPLY/INDUSTRY, CA

3.    UNITED STATIONERS SUPPLY/ANTELOPE, SACRAMENTO CO., CA

4.    UNITED STATIONERS SUPPLY/DENVER, CO

5.    UNITED STATIONERS SUPPLY/FORT LAUDERDALE, FL

6.    UNITED STATIONERS SUPPLY/NORCROSS, GA

7.    UNITED STATIONERS SUPPLY/HARAHAN, LA

8.    UNITED STATIONERS SUPPLY/HANOVER, MD

9.    UNITED STATIONERS SUPPLY/WOBURN, MA

10.   UNITED STATIONERS SUPPLY/LIVONIA, MI

11.   UNITED STATIONERS SUPPLY/EAGAN, MN

12.   UNITED STATIONERS SUPPLY/NORTH KANSAS CITY, MO

13.   UNITED STATIONERS SUPPLY/GREENVILLE, IL

14.   UNITED STATIONERS SUPPLY/COXSACKIE, NY

15.   UNITED STATIONERS SUPPLY/EDISON, NJ

16.   UNITED STATIONERS SUPPLY/CHARLOTTE, NC

17.   UNITED STATIONERS SUPPLY/SPRINDALE, OH

18.   UNITED STATIONERS SUPPLY/TWINSBURG, OH

19.   UNITED STATIONERS SUPPLY/TULSA, OK

20.   UNITED STATIONERS SUPPLY/PORTLAND, OR

21.   UNITED STATIONERS SUPPLY/PENNSAUKEN, NJ


                              Schedule II - Page 6

22.   UNITED STATIONERS SUPPLY/MEMPHIS, TN

23.   UNITED STATIONERS SUPPLY/NASHVILLE, TN

24.   UNITED STATIONERS SUPPLY/DALLAS, TX

25.   UNITED STATIONERS SUPPLY/HOUSTON, TX

26.   UNITED STATIONERS SUPPLY/LUBBOCK, TX

27.   UNITED STATIONERS SUPPLY/SAN ANTONIO, TX

28.   UNITED STATIONERS SUPPLY/SALT LAKE CITY, UT

29.   UNITED STATIONERS SUPPLY/TUKWILA, WA

30.   UNITED STATIONERS SUPPLY/MOCKINGBIRD LANE, DALLAS, TX

31.   UNITED STATIONERS SUPPLY/JESSUP, MD

32.   UNITED STATIONERS SUPPLY/CITY OF INDUSTRY



                              Schedule II - Page 7

                           AZERTY ACQUISITION REPORTS

1. LAW Engineering and Environmental Services ("LAW"), "Report of Phase I Environmental Site Assessment, Azerty de Mexico, dated Jan. 27, 1998;

2. LAW, Report of Phase I Environmental site Assessment, Azerty Incorporated, 13 Centre Dr., Orchard Park, NY," dated March 1998;

3. LAW, "Report of Phase I Environmental Site Assessment, AP Support Services, 287 Commerce Drive, Amherst, NY," dated March 1998;

4. LAW, "Report of Phase I Environmental Site Assessment, Positive ID Wholesale, 1000 Young Street, Tonawanda, NY," dated March 1998;

5. LAW, "Report of Phase I Environmental Site Assessment, Azerty Inc., 7918 West Doe Avenue, Suite A, Visalia, CA," dated Feb. 11, 1998;

6. LAW, "Report of Phase I Environmental Site Assessment, Azerty Inc., 5511 Distribution Drive, Ft. Wayne, IN," dated March 2, 1998; and

7. Atlanta Testing and Engineering, "Phase I Environmental Assessment Update, Dolphin Mall Site, Sweetwater, Florida," dated April 24, 1997.



                              Schedule II - Page 8

                                  SCHEDULE III

                          SUBSIDIARIES AND INVESTMENTS

Part A-Subsidiaries

o     United Stationers Supply Co.
o     United Stationers Hong Kong Limited
o     United Worldwide Limited
o     Lagasse Bros., Inc.
o     Azerty Incorporated
o     Azerty de Mexico, S.A. de C.V.
o     USS Receivables Company, Ltd.
o     The Order People Company

Part B-Investments

      United Stationers Inc.:

o     890,000 authorized shares of United Stationers Supply Co.

      United Stationers Supply Co.:

o Investment in The Order People Company (TOPCO) in May 2000. TOPCO is not a guarantor. Capital investment to date of $1,000.

o Investment in Azerty Incorporated of all of the issued and outstanding stock thereof.

o Investment in Lagasse Bros., Inc. of all the issued and outstanding stock thereof.

o Investment in Azerty de Mexico, S.A. de C.V., of [99]% of the ownership interest thereof.

o Investment in USS Receivables Company, Ltd. of all of the issued and outstanding stock thereof.

o Investment in United Worldwide Limited of all of the issued and outstanding stock thereof.

o Investment in United Stationers Hong Kong Limited of all of the issued and outstanding equity interests thereof.


                              Schedule III - Page 1

o Received five year promissory note for $8,600,000 principal amount in settlement of a defaulted trade receivable for Best Buy, Inc. in 1999. The Company receives $1,060,000 semi-annually for principal and interest payments.

      Lagasse Bros. Inc.:

            NONE

      Azerty Incorporated:

            1% of the capital stock of Azerty de Mexico, S.A. de C.V.


                              Schedule III - Page 2

II.   REAL PROPERTY I

United Stationers Inc.

      NONE

United Stationers Supply Co.

Arizona

      Leasehold
      o     Tempe - 1013 West Alameda Drive
      o     Tempe - 2910 S. Hardy, Suite 101

California

      Fee Owned
      o     City of Industry (Los Angeles area) - 918 South Stimson Avenue

      Leasehold
      o     City of Industry (Los Angeles area) - 18385 San Jose Avenue
      o     North Highland - 3030 Orange Grove
      o     Sacramento - 4291 Pell Drive
      o     Sacramento - 5440 Stationers Way

Colorado

      Fee Owned
      o     Denver - 501 Raritan Way

      Leasehold

      o Building D-3, SW Corner of 47th and Florence Street (Commencement Date of 2/1/01)
      o     Denver - 2500 West 5th Street
      o     Denver - 2465 W. 4th Avenue

Connecticut

      Leasehold
      o     North Branford - 104-5 Branford

Florida

      Fee Owned
      o     Jacksonville - 5400 West 12th Street


                              Schedule IV - Page 8

      o     Tampa - 3402 Queen Palm Drive

      Leasehold
      o     Ft. Lauderdale - 3365 Enterprise Avenue

Georgia

      Fee Owned
      o     Norcross (Atlanta area) - 6448 Best Friend Road

Illinois

      Fee Owned
      o     Des Plaines - 2200 East Golf Road
      o     Greenville (St. Louis area) - 2000 Wolf Business Park

      Leasehold
      o     Bloomingdale - 344 Glenwood Drive #101
      o     Carol Stream - 898 Carol Court
      o     Carol Stream - 801 Kimberly Drive
      o     Des Plaines - 2001 Rand Road
      o     Mount Prospect - 1661 Feehanville Drive

Indiana

      Fee Owned
      o     Indianapolis - 5345 West 81st Street

Louisiana

      Leasehold
      o     Lafayette - 223 I.B. Street
      o     Harahan - 1000 Edwards Avenue
      o     New Orleans - 300 Plauche Street and Bevin Street

Maryland

      Fee Owned
      o     Hanover (Baltimore area) - 7441 Candlewood Road

      Leasehold
      o     Elkridge - 7090 Troy Hill Drive
      o     Hanover (Baltimore area) - 7465 Candlewood Road
      o     Hanover - 7445 New Ridge Road, Suites R-V


                              Schedule IV - Page 9

Massachusetts

      Fee Owned
      o     Woburn (Boston area) - 415 Wildwood Avenue

      Leasehold
      o     Haverhill - 183 Ferry Road

Michigan

      Fee Owned
      o     Livonia (Detroit area) - 32432 Capitol Drive

Minnesota

      Fee Owned
      o     Brooklyn Park (St. Paul area) - 7509 Boone Avenue
      o     Eagan (Minneapolis area) - 1720 Alexander Road

Missouri

      Leasehold
      o     Kansas City - 1606 Linn Street

Montana

      Leasehold
      o     Butte - 105 N. Parkmont

New Jersey

      Fee Owned
      o     Edison (New York area) - 77 Executive Avenue
      o     Pennsauken (Philadelphia area) - 9009 Pennsauken Highway

      Leasehold
      o     Edison - 260 Meadow Road
      o     Edison - 50 Saw Mill Pond Road
      o     Pennsauken - 9020 Pennsauken Highway

New York

      Fee Owned
      o     Coxsackie (Albany area) - Route 9W and Wolf Road


                              Schedule IV - Page 10

North Carolina

      Fee Owned
      o     Charlotte - 1400 Westinghouse Blvd., Commerce Park III

      Leasehold
      o     Charlotte - 10800-Z S. Commerce Blvd.
      o     Charlotte - 9347 Ducks Lane

Ohio

      Fee Owned
      o     Sharonville (Cincinnati area) - 9775 International Drive
      o     Twinsburg (Cleveland area) - 2100 Highland Road

      Leasehold
      o Columbus - 1634 Westbelt Drive
      o Twinsburg - 2477 Edison Blvd.

Oklahoma

      Fee Owned
      o     Tulsa - 1870 North 109th East Avenue

      Leasehold
      o     Tulsa - 11525 East Pine Street

Oregon

      Leasehold
      o     Portland - 4409 S.E. 24th Street
      o     Milwaukie - 2750 S.E. Mailwell Dr., Suite B

Pennsylvania

      Leasehold
      o     Warrendale (Pittsburgh area) - 760 Commonwealth Drive

Tennessee

      Leasehold
      o     Memphis - 2843 Harbor Avenue
      o     Memphis - 5300 Hickory Hill Road, Suite 105
      o     Nashville - 455 Industrial Blvd.


                              Schedule IV - Page 11

Texas

      Fee Owned
      o     Dallas - 119 Regal Row

      Leasehold
      o     Dallas - 613-21 Mockingbird Lane
      o     Dallas - 3439 Irving Blvd.
      o     Houston - 7677 Pinemont Avenue
      o     Irving - 5425 Faa Boulevard - Valley View Center
      o     Lubbock - 116 Slaton Road
      o     San Antonio - 3615 Highpoint Drive

Utah

      Leasehold
      o     Salt Lake City - 1730 West 4625 Street

Virginia

      Leasehold
      o     Charlottesville - 2321 Commonwealth Drive

Washington

      Leasehold
      o     Tukwila - 18351 Cascade Avenue South, Building 255
      o     Tukwila - 18300 Southcenter Parkway


Wisconsin

      Fee Owned

      o     Milwaukee - 8711 West Point Avenue

      Leasehold

      o     Milwaukee - 7023 W. Parkland Court


Canada

      Leasehold


                              Schedule IV - Page 12

      o     60 Haist Avenue, Unit B, City of Vaughn, Woodbridge, Ontario L4L 5V4

Hong Kong

      Leasehold
      o     81-85 Lockhart Road (22nd Floor) - Wanchai, Hong Kong

Offsite Storage of Books and Records

      o     The File Roomm 425 Chase Ave.
            Elk Grove Village, Illinois 60007
            [Cook County]

      o     Federal Record Storage Co.
            779 Church Rd.
            Elmhurst, IL 60126

Lagasse Bros., Inc.

Arizona

      Leasehold
      o     Phoenix - 1002 South 63rd Avenue

California

      Leasehold
      o     Hayward - 2754 W. Winton
      o     Santa Fe Springs - 13950 Mica Street

Colorado

      Leasehold
      o     Aurora - 19682 E. 34th Drive

Florida

      Leasehold
      o     Dania (Miami area) - 2317 Sterling Road
      o     Tampa - 1210 N. US Highway 31 (Meadowcreek Distribution Center)


                              Schedule IV - Page 13

Georgia

      Leasehold
      o     Atlanta - 5215 Westgate Drive, Suite E

Illinois
      o     Carol Stream - 230 E. Lies Road
      o     Glendale Heights - 100 Exchange Blvd.

Indiana
      o     Indianapolis - 2402 N. Shade Land Ave.
      o     Indianapolis - 2438 N. Shade Land Ave.

Louisiana

      Leasehold
      o     Harahan (New Orleans area) - 1525 Kuebel Street
      o     Jefferson Parish - 5505 S. Lambert (subleased to Sears Roebuck)

Maryland

      Leasehold
      o     Harmans - 7447 New Ridge Road, Suite C

Massachusetts

      Leasehold
      o     Sharon - 31 Commercial Street

Michigan

      Leasehold
      o     Detroit - 41775 Ecorse Road - Suite 230

Missouri

      Leasehold
      o     Bridgeton - 13257 Corporate Exchange Drive

New Jersey

      Leasehold
      o     Edison - 60 Brunswick Avenue


                              Schedule IV - Page 14

North Carolina
      o     Charlotte - 2700 Hutchinson McDonald Rd., Suite E

Ohio
      o Valley View (Cleveland area) - 6065 Towpath Drive (subleased thru 2/1/00 to Whitmire Distribution)

Texas
      o     Dallas - 3229 Halifax
      o     Houston - 6001 West by Northwest
      o     San Antonio - 4703-4735 Greatland Dr., Bldg. 5

Washington
      o     Kent - 22118 72nd Avenue, Suite 200


                              Schedule IV - Page 15

Azerty Incorporated:

California

      Leasehold

      o     Visalia, 7918 Doe Avenue/Suite A

Florida

      Leasehold

      o     Miami, 11200 N.W. 25th

Indiana

      Leasehold

      o     Fort Wayne, 5511 Distribution Drive

New York

      Owned

      o     Orchard Park (Buffalo) (75% office) 13 Centre Drive

      Leasehold

      o     Amherst, 287 Commerce Drive
      o     Orchard Park (Office Space) 40 Centre Drive
      o     Tonawanda, 1000 Young Street, Suite 320

Pennsylvania

      Leasehold

o     Chambersburg, 23 Kriner Road


                              Schedule IV - Page 16

                                    MORTGAGES

United Stationers Inc.

A.    Fee Owned

      NONE

B.    Leasehold

      NONE

United Stationers Supply Co.

A.    Fee Owned

      California
      o     City of Industry (Los Angeles area) - 918 South Stimson Avenue

      Colorado
      o     Denver - 501 Raritan Way****

      Florida
      o     Jacksonville - 5400 West 12th Street*
      o     Tampa - 3402 Queen Palm Drive*

      Georgia
      o     Norcross - 6448 Best Friend Road

      Illinois
      o     Des Plaines - 2200 East Golf Road
      o     Greenville (St. Louis area) - 2000 Wolf Business Park

      Indiana
      o     Indianapolis - 5345 West 81st Street

      Maryland
      o     Hanover (Baltimore area) - 7441 Candlewood Road*

      Massachusetts
      o     Woburn (Boston area) - 415 Wildwood Avenue

----------
[**** This mortgage secures the Tranche A Term Loans and the Tranche B Term
      Loans only.]


                              Schedule IV - Page 17

      Michigan
      o     Livonia (Detroit area) - 32342 Capitol Drive

      Minnesota
      o     Brooklyn Park (St. Paul area) - 7509 Boone Avenue North*
      o     Eagan (Minneapolis area) - 1720 Alexander Road*

      New Jersey
      o     Edison - 77 Executive Avenue
      o     Pennsauken (Philadelphia area) - 9009 Pennsauken Highway

      New York
      o     Coxsackie (Albany area) - Route 9W and Wolf Road*

      North Carolina
      o     Charlotte - 1400 Westinghouse Blvd.

      Ohio
      o     Sharonville (Cincinnati area) - 9775 International Drive
      o     Twinsburg - 2100 Highland Road

      Oklahoma
      o     Tulsa - 1870 North 109th East Avenue

      Texas
      o     Dallas - 119 Regal Row

      Wisconsin
      o     Milwaukee - 8711 West Point Avenue

B.    Leasehold

      Arizona
      o     Tempe - 1005-1017 West Alameda Drive

      California
      o     Sacramento - 5440 Stationers Way
      o     North Highlands - 3030 Orange Grove

      Illinois
      o     Carol Stream - 898 Carol Stream

      Louisiana
      o     New Orleans - 300 Plauche Street and Bevin Street


                              Schedule IV - Page 18

      Tennessee
      o     Memphis - 2843 Harbor Avenue*

      Texas
      o     San Antonio - 3615 Highpoint

      Washington
      o     Tukwila - 18351 Cascade Avenue South, Building 255

Lagasse Bros., Inc.

A.    Fee Owned

      None

B.    Leasehold

      Louisiana
      o     Harahan - 1525 Kuebel Street

Azerty Incorporated:

A.    Fee Owned

      New York
      o     Orchard Park - 13 Centre Drive1

B.    Leasehold

      [NONE]

----------
[1. The facility will be mortgaged post-closing.]

[*This Mortgage secures the Tranche A Term Loans and the Tranche B Term Loans only.]


                              Schedule IV - Page 19

                                   SCHEDULE V

                                   LITIGATION

United Stationers Inc.:

      No material litigation.

United Stationers Supply Co.:

      No material litigation.

United Stationers Hong Kong Limited:

      No material litigation.

United Stationers Worldwide Limited:

      No material litigation.

USS Receivables Company:

      No material litigation.

Lagasse Bros., Inc.:

      No material litigation.

Azerty Incorporated:

      No material litigation.

Azerty  de Mexico, S.A. de C.V.:

      No material litigation.

The Order People Company:

      No material litigation.


                              Schedule V - Page 1

                                   SCHEDULE VI

                                      TAXES

United Stationers Inc.:

      NONE

United Stationers Supply Co. and its Subsidiaries:

      o United Stationers Hong Kong Limited, Azerty de Mexico, S.A. de C.V. and United Worldwide Limited do not join in filing consolidated returns.

      o There was a federal income tax refund controversy pending in federal district court for the year 1986. The case was dismissed at the request of both United Stationers and the U.S. Department of Justice. In return, United Stationers received a settlement payment of $1,350,827.00.

      o There was a federal income tax refund controversy pending with respect to the 1988 through 1990 taxable years in Federal District Court. Following a further evaluation of the issues, United Stationers decided to drop this case.

      o During the federal audit of fiscal years ended 8/31/93, 8/31/94 and 3/30/95, the IRS assessed United Stationers $165,166 for failure to backup withhold on dividends paid to a previous shareholder. United Stationers and the Bank of Boston (United Stationers' transfer agent) are appealing the assessment. If United Stationers is ultimately unsuccessful, the Bank of Boston will indemnify it for any taxes and interest assessed.

TAX AUDITS

US Federal Income Tax Audits

United Stationers Inc. and Subsidiaries are currently being audited for the years ended 12/31/96, 12/31/97 and 12/31/98.

US State Income Tax Audits

United Stationers Supply Co is currently under audit or scheduled to be audited in the following states

      Massachusetts           1996 to 1998      Scheduled
      Illinois                1997 to 1998      Scheduled
      Illinois                1994 to 1996      In Process


                              Schedule VI - Page 1

      New York City           1992 to 1994      In Process

Lagasse Bros., Inc is currently under audit in the following states:

      Texas                   1996 to 1998      In Process, no change
                                                anticipated

US State Sales Tax Audits

United Stationers Supply Co. is currently under audit in the following states:

      California              1997 to 1999      In Process
                              (waiver for 1997 until October 31, 2000)

                                 OPEN TAX YEARS

          US Federal Income    Employment Tax
          Tax Open Tax Years   Open Tax Years
          ------------------   --------------

USSC      December 31, 1996    December 31, 1992-Backup Withholding Issue Only
          December 31, 1997    December 31, 1993 - Backup Withholding Issue Only
          December 31, 1998    December 31, 1994-Backup Withholding Issue Only
                               December 31, 1996
                               December 31, 1997
                               December 31, 1998
                               December 31, 1999


Lagasse   October 31, 1996     December 31, 1996
                               December 31, 1997
                               December 31, 1998
                               December 31, 1999


Azerty    December 31, 1996    December 31, 1996
          December 31, 1997    December 31, 1997
          December 31, 1998    December 31, 1998
          December 31, 1999

US State Income and Franchise Tax Open Tax Years

In general, state tax returns for calendar years, 1996, 1997 and 1998 are open for review. The tax payer is in the process of amending returns for years from 8/86 through 3/95 resulting from changes in the federal taxable income with overall net favorable adjustments.


                              Schedule VI - Page 2

Specific waivers are in effect for the following states:

Texas       Lagasse 1996, extended to 9/30/00
Illinois    United Stationers Inc. and Affiliates 8/94 to 12/95 extended to
            8/31/00


                              Schedule VI - Page 3